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                                                                May 1, 2010


                                                                SERVICE SHARES
                                                                    TICKER
BOND
  Flexible Bond Portfolio...................................          N/A
GROWTH & CORE
  Balanced Portfolio........................................          N/A
  Enterprise Portfolio......................................          N/A
INTERNATIONAL & GLOBAL
  Overseas Portfolio........................................          N/A
  Worldwide Portfolio.......................................          N/A




                            JANUS ASPEN SERIES

                                Prospectus



The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



       This Prospectus describes five series (each, a "Portfolio" and collectively, the "Portfolios") of Janus Aspen Series (the "Trust") with a variety of investment objectives. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Portfolio.

       Each Portfolio of Janus Aspen Series currently offers one or more classes of shares. The Service Shares (the "Shares") are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

       Janus Aspen Series - Service Shares sells and redeems its Shares at net asset value without sales charges, commissions, or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract, and certain contracts may limit allocations among the Portfolios. Refer to the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

       Certain Janus Aspen Series Portfolios have similar investment objectives and similar principal strategies to corresponding Janus retail funds. Although it is anticipated that a Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, expenses, cash flow needs, and other factors may result in differences in investment performance.

       This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




PORTFOLIO SUMMARY
  Flexible Bond Portfolio.....................................................     2
  Balanced Portfolio..........................................................     6
  Enterprise Portfolio........................................................    10
  Overseas Portfolio..........................................................    13
  Worldwide Portfolio.........................................................    16

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS
  Fees and expenses...........................................................    19
  Additional investment strategies and general portfolio policies.............    19
  Risks of the Portfolios.....................................................    24

MANAGEMENT OF THE PORTFOLIOS
  Investment adviser..........................................................    29
  Management expenses.........................................................    29
  Investment personnel........................................................    32

OTHER INFORMATION.............................................................    34

DISTRIBUTIONS AND TAXES.......................................................    36

SHAREHOLDER'S GUIDE
  Pricing of portfolio shares.................................................    37
  Distribution and service fees...............................................    38
  Payments to financial intermediaries by Janus Capital or its affiliates.....    38
  Purchases...................................................................    38
  Redemptions.................................................................    39
  Excessive trading...........................................................    40
  Shareholder communications..................................................    42

FINANCIAL HIGHLIGHTS..........................................................    43

GLOSSARY OF INVESTMENT TERMS..................................................    48

EXPLANATION OF RATING CATEGORIES..............................................    53





                                                            Table of contents  1

  Portfolio Summary
--------------------------------------------------------------------------------
  FLEXIBLE BOND PORTFOLIO
  Ticker: N/A  Service Shares

  INVESTMENT OBJECTIVE

  FLEXIBLE BOND PORTFOLIO seeks to obtain maximum total return, consistent with preservation of capital.

  FEES AND EXPENSES OF THE PORTFOLIO

  This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE FOLLOWING TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

  ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

  Management Fees..................................................   0.53%
  Distribution/Service (12b-1) Fees................................   0.25%
  Other Expenses...................................................   0.06%
  Total Annual Fund Operating Expenses.............................   0.84%
  Fee Waiver(1)....................................................   0.04%
  Net Annual Fund Operating Expenses After Fee Waiver..............   0.80%


  ------------------------------------------------------------------------------
  (1) Janus Capital has contractually agreed to waive the Portfolio's total annual fund operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2011. The contractual waiver may be terminated or modified at any time prior to this date only at the discretion of the Board of Trustees.
  ------------------------------------------------------------------------------

  EXAMPLE:

  THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 Year   3 Years   5 Years   10 Years
                                                                 -------------------------------------
  Service Shares..............................................    $ 86     $ 268     $ 466     $ 1,037


  PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 271% of the average value of its portfolio.

  PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The Portfolio will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Portfolio will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. The Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. Due to the nature of the securities in which the Portfolio invests, it may have relatively high portfolio turnover compared to other Portfolios.

  In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the portfolio managers look at securities

2  Janus Aspen Series
  one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies.

  The Portfolio may also invest in foreign debt securities, which may include investments in emerging markets.

  The Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.

  PRINCIPAL INVESTMENT RISKS

  Although the Portfolio may be less volatile than funds that invest most of their assets in common stocks, the Portfolio's returns and yields will vary, and you could lose money.

  FIXED-INCOME SECURITIES RISK. The Portfolio invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Portfolio's net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, and liquidity risk.

  MORTGAGE-BACKED SECURITIES RISK. Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of securities. Investments in mortgage-backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates. These risks may reduce the Portfolio's returns. In addition, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

  HIGH-YIELD/HIGH-RISK BOND RISK. The Portfolio will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Portfolio's performance.

  FOREIGN EXPOSURE RISK. The Portfolio may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in Flexible Bond Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return



                                                            Portfolio Summary  3
  computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/variable-insurance or by calling 1-877-335-2687.

      ANNUAL TOTAL RETURN (YEARS ENDED 12/31)                     SERVICE SHARES

             6.00%    7.49%   10.16%    6.17%    3.70%    1.76%    3.98%    6.80%    5.71%   12.98%
             2000     2001     2002     2003     2004     2005     2006     2007     2008     2009

       Best Quarter:  3rd-2009 5.85%     Worst Quarter:  2nd-2004 -2.97%




                                                    Average annual total return for periods ended 12/31/09
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                       1 year     5 years     10 years        (9/13/93)
  Flexible Bond Portfolio - Service Shares             12.98%      6.16%        6.43%           7.17%
  Barclays Capital U.S. Aggregate Bond Index            5.93%      4.97%        6.33%           6.02%
    (reflects no deduction for fees or expenses)
                                                     -----------------------------------------------------


  MANAGEMENT

  INVESTMENT ADVISER: Janus Capital Management LLC

  PORTFOLIO MANAGERS: GIBSON SMITH, Co-Chief Investment Officer of Janus Capital, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since May 2007. DARRELL WATTERS is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since May 2007.

  PURCHASE AND SALE OF PORTFOLIO SHARES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

  TAX INFORMATION

  Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract.

  PAYMENTS TO INSURERS, BROKER-DEALERS, AND OTHER FINANCIAL INTERMEDIARIES

  Portfolio shares are generally available only through an insurer's variable contracts, or an employer or other retirement plan (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other



4  Janus Aspen Series
  financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer's decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary's website, or consult your insurance contract prospectus for more information.




                                                            Portfolio Summary  5

  Portfolio Summary
--------------------------------------------------------------------------------
  BALANCED PORTFOLIO
  Ticker: N/A  Service Shares

  INVESTMENT OBJECTIVE

  BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

  FEES AND EXPENSES OF THE PORTFOLIO

  This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE FOLLOWING TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

  ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

  Management Fees..................................................   0.55%
  Distribution/Service (12b-1) Fees................................   0.25%
  Other Expenses...................................................   0.02%
  Total Annual Fund Operating Expenses.............................   0.82%


  ------------------------------------------------------------------------------

  EXAMPLE:

  The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 Year   3 Years   5 Years   10 Years
                                                                 -------------------------------------
  Service Shares..............................................    $ 84     $ 262     $ 455     $ 1,014


  PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 169% of the average value of its portfolio.

  PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities.

  In choosing investments for the Portfolio, the portfolio managers apply a "bottom up" approach with one portfolio manager focusing on the equity portion of the Portfolio and the other portfolio manager focusing on the fixed-income portion of the Portfolio. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. The portfolio managers share day-to-day responsibility for the Portfolio's investments.

  The Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

  The Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.


6  Janus Aspen Series

  PRINCIPAL INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

  GROWTH SECURITIES RISK. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. The price of a "growth" security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

  FIXED-INCOME SECURITIES RISK. The Portfolio may hold debt and other fixed-income securities to generate income. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Portfolio's net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, and liquidity risk.

  MORTGAGE-BACKED SECURITIES RISK. Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of securities. Investments in mortgage-backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates. These risks may reduce the Portfolio's returns. In addition, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

  FOREIGN EXPOSURE RISK. The Portfolio may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.




                                                            Portfolio Summary  7

  The Portfolio's past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/variable-insurance or by calling 1-877-335-2687.

      ANNUAL TOTAL RETURN (YEARS ENDED 12/31)                     SERVICE SHARES

            -1.37%   -4.90%   -6.67%   13.72%    8.29%    7.62%   10.41%   10.29%   -16.06%  25.58%
             2000     2001     2002     2003     2004     2005     2006     2007     2008     2009

       Best Quarter:  3rd-2009 11.42%     Worst Quarter:  3rd-2008 -7.84%




                                                             Average annual total return for periods ended 12/31/09
                                                             ------------------------------------------------------
                                                                                                    Since Inception
                                                                1 year     5 years     10 years        (9/13/93)
  Balanced Portfolio - Service Shares                           25.58%      6.68%        4.07%           10.14%
  S&P 500(R) Index                                              26.46%      0.42%       -0.95%            7.58%
    (reflects no deduction for fees or expenses)
  Barclays Capital U.S. Aggregate Bond Index                     5.93%      4.97%        6.33%            6.02%
    (reflects no deduction for fees or expenses)
  Barclays Capital U.S. Government/Credit Bond Index             4.52%      4.71%        6.34%            5.91%
    (reflects no deduction for fees or expenses)
  Balanced Index                                                16.65%      2.65%        2.64%            7.16%
    (reflects no deduction for fees or expenses)
                                                              -----------------------------------------------------


  The Balanced Index is an internally calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500(R) Index (55%) and the Barclays Capital U.S. Government/Credit Bond Index (45%).

  MANAGEMENT

  INVESTMENT ADVISER: Janus Capital Management LLC

  PORTFOLIO MANAGERS: MARC PINTO, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since May 2005. GIBSON SMITH, Co-Chief Investment Officer of Janus Capital, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since May 2005.

  PURCHASE AND SALE OF PORTFOLIO SHARES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

  TAX INFORMATION

  Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract.




8  Janus Aspen Series

  PAYMENTS TO INSURERS, BROKER-DEALERS, AND OTHER FINANCIAL INTERMEDIARIES

  Portfolio shares are generally available only through an insurer's variable contracts, or an employer or other retirement plan (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer's decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary's website, or consult your insurance contract prospectus for more information.




                                                            Portfolio Summary  9

  Portfolio Summary
--------------------------------------------------------------------------------
  ENTERPRISE PORTFOLIO
  Ticker: N/A  Service Shares

  INVESTMENT OBJECTIVE

  ENTERPRISE PORTFOLIO seeks long-term growth of capital.

  FEES AND EXPENSES OF THE PORTFOLIO

  This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE FOLLOWING TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

  ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

  Management Fees..................................................   0.64%
  Distribution/Service (12b-1) Fees................................   0.25%
  Other Expenses...................................................   0.06%
  Total Annual Fund Operating Expenses.............................   0.95%


  ------------------------------------------------------------------------------

  EXAMPLE:

  The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 Year   3 Years   5 Years   10 Years
                                                                 -------------------------------------
  Service Shares..............................................    $ 97     $ 303     $ 525     $ 1,166


  PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 36% of the average value of its portfolio.

  PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of December 31, 2009, they ranged from approximately $261 million to $15.5 billion.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies.

  The Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

  The Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.


10  Janus Aspen Series

  PRINCIPAL INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

  MID-SIZED COMPANIES RISK. The Portfolio's investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies.

  GROWTH SECURITIES RISK. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. The price of a "growth" security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

  FOREIGN EXPOSURE RISK. The Portfolio may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/variable-insurance or by calling 1-877-335-2687.




                                                           Portfolio Summary  11

      ANNUAL TOTAL RETURN (YEARS ENDED 12/31)                     SERVICE SHARES

            -31.78%  -39.59%  -28.12%  34.76%   20.48%   12.03%   13.31%   21.74%   -43.86%  44.44%
             2000     2001     2002     2003     2004     2005     2006     2007     2008     2009

       Best Quarter:  2nd-2009 22.06%     Worst Quarter:  1st-2001 -32.17%




                                                    Average annual total return for periods ended 12/31/09
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                       1 year     5 years     10 years        (9/13/93)
  Enterprise Portfolio - Service Shares                44.44%      4.62%       -4.94%           8.55%
  Russell Midcap(R) Growth Index                       46.29%      2.40%       -0.52%           7.67%
    (reflects no deduction for fees or expenses)
                                                     -----------------------------------------------------


  MANAGEMENT

  INVESTMENT ADVISER: Janus Capital Management LLC

  PORTFOLIO MANAGER: BRIAN DEMAIN, CFA, is Executive Vice President and Portfolio Manager of the Portfolio, which he has managed since November 2007.

  PURCHASE AND SALE OF PORTFOLIO SHARES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

  TAX INFORMATION

  Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract.

  PAYMENTS TO INSURERS, BROKER-DEALERS, AND OTHER FINANCIAL INTERMEDIARIES

  Portfolio shares are generally available only through an insurer's variable contracts, or an employer or other retirement plan (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer's decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary's website, or consult your insurance contract prospectus for more information.




12  Janus Aspen Series

  Portfolio Summary
--------------------------------------------------------------------------------
  OVERSEAS PORTFOLIO
  Ticker: N/A  Service Shares

  INVESTMENT OBJECTIVE

  OVERSEAS PORTFOLIO seeks long-term growth of capital.

  FEES AND EXPENSES OF THE PORTFOLIO

  This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE FOLLOWING TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

  ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

  Management Fees..................................................   0.64%
  Distribution/Service (12b-1) Fees................................   0.25%
  Other Expenses...................................................   0.06%
  Total Annual Fund Operating Expenses.............................   0.95%


  ------------------------------------------------------------------------------

  EXAMPLE:

  The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 Year   3 Years   5 Years   10 Years
                                                                 -------------------------------------
  Service Shares..............................................    $ 97     $ 303     $ 525     $ 1,166


  PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 44% of the average value of its portfolio.

  PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Portfolio may have significant exposure to emerging markets. The Portfolio may also invest in U.S. and foreign debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies.

  The Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.


                                                           Portfolio Summary  13

  PRINCIPAL INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  FOREIGN EXPOSURE RISK. The Portfolio normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of December 31, 2009, approximately 21.1% of the Portfolio's investments were in emerging markets.

  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

  GROWTH SECURITIES RISK. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. The price of a "growth" security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/variable-insurance or by calling 1-877-335-2687.




14  Janus Aspen Series

      ANNUAL TOTAL RETURN (YEARS ENDED 12/31)                     SERVICE SHARES

            -16.14%  -23.43%  -25.76%  34.53%   18.69%   31.94%   46.63%   28.02%   -52.23%  79.07%
             2000     2001     2002     2003     2004     2005     2006     2007     2008     2009

       Best Quarter:  2nd-2009 38.49%     Worst Quarter:  4th-2008 -26.61%




                                                                       Average annual total return for periods ended 12/31/09
                                                                       ------------------------------------------------------
                                                                                                              Since Inception
                                                                          1 year     5 years     10 years         (5/2/94)
  Overseas Portfolio - Service Shares                                     79.07%      16.20%       4.90%           12.87%
  Morgan Stanley Capital International All Country World                  41.45%       5.83%       2.71%             N/A
    ex-U.S. Index(SM) (reflects no deduction for fees or expenses)
  Morgan Stanley Capital International EAFE(R) Index                      31.78%       3.54%       1.17%            4.70%
    (reflects no deduction for fees or expenses)
                                                                        -----------------------------------------------------


  MANAGEMENT

  INVESTMENT ADVISER: Janus Capital Management LLC

  PORTFOLIO MANAGER: BRENT A. LYNN, CFA, is Executive Vice President and Portfolio Manager of the Portfolio, which he has managed or co-managed since January 2001.

  PURCHASE AND SALE OF PORTFOLIO SHARES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

  TAX INFORMATION

  Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract.

  PAYMENTS TO INSURERS, BROKER-DEALERS, AND OTHER FINANCIAL INTERMEDIARIES

  Portfolio shares are generally available only through an insurer's variable contracts, or an employer or other retirement plan (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer's decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary's website, or consult your insurance contract prospectus for more information.




                                                           Portfolio Summary  15

  Portfolio Summary
--------------------------------------------------------------------------------
  WORLDWIDE PORTFOLIO
  Ticker: N/A  Service Shares

  INVESTMENT OBJECTIVE

  WORLDWIDE PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

  FEES AND EXPENSES OF THE PORTFOLIO

  This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE FOLLOWING TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

  ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

  Management Fees (may adjust up or down)..........................   0.57%
  Distribution/Service (12b-1) Fees................................   0.25%
  Other Expenses...................................................   0.06%
  Total Annual Fund Operating Expenses.............................   0.88%


  ------------------------------------------------------------------------------

  EXAMPLE:

  The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 Year   3 Years   5 Years   10 Years
                                                                 -------------------------------------
  Service Shares..............................................    $ 90     $ 281     $ 488     $ 1,084


  PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 206% of the average value of its portfolio.

  PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. The Portfolio may also invest in U.S. and foreign debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies.

  The Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.

  PRINCIPAL INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


16  Janus Aspen Series

  FOREIGN EXPOSURE RISK. The Portfolio normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of December 31, 2009, approximately 12.7% of the Portfolio's investments were in emerging markets.

  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

  GROWTH SECURITIES RISK. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. The price of a "growth" security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/variable-insurance or by calling 1-877-335-2687.




                                                           Portfolio Summary  17

      ANNUAL TOTAL RETURN (YEARS ENDED 12/31)                     SERVICE SHARES

            -15.99%  -22.62%  -25.71%  23.68%    4.53%    5.57%   17.94%    9.36%   -44.81%  37.40%
             2000     2001     2002     2003     2004     2005     2006     2007     2008     2009

       Best Quarter:  2nd-2009 22.84%     Worst Quarter:  4th-2008 -23.19%




                                                             Average annual total return for periods ended 12/31/09
                                                             ------------------------------------------------------
                                                                                                    Since Inception
                                                                1 year     5 years     10 years        (9/13/93)
  Worldwide Portfolio - Service Shares                          37.40%      0.64%       -4.29%           7.53%
  Morgan Stanley Capital International World Index(SM)          29.99%      2.01%       -0.24%           5.89%
    (reflects no deduction for fees or expenses)
                                                              -----------------------------------------------------


  MANAGEMENT

  INVESTMENT ADVISER: Janus Capital Management LLC

  PORTFOLIO MANAGER: LAURENT SALTIEL is Executive Vice President and Portfolio Manager of the Portfolio, which he has managed since April 2009.

  PURCHASE AND SALE OF PORTFOLIO SHARES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

  TAX INFORMATION

  Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract.

  PAYMENTS TO INSURERS, BROKER-DEALERS, AND OTHER FINANCIAL INTERMEDIARIES

  Portfolio shares are generally available only through an insurer's variable contracts, or an employer or other retirement plan (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer's decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary's website, or consult your insurance contract prospectus for more information.




18  Janus Aspen Series

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------


FEES AND EXPENSES

  PLEASE REFER TO THE FOLLOWING IMPORTANT INFORMATION WHEN REVIEWING THE "FEES AND EXPENSES OF THE PORTFOLIO" TABLE IN EACH PORTFOLIO SUMMARY OF THE PROSPECTUS.

  - "Annual Fund Operating Expenses" are paid out of a Portfolio's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in each Portfolio Summary shows, these costs are borne indirectly by all shareholders.

  - The "Management Fee" is the investment advisory fee rate paid by each Portfolio to Janus Capital. Worldwide Portfolio pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Portfolio's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.60%. Any such adjustment to this base fee rate commenced February 2007, and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information ("SAI").

  - "Distribution/Service (12b-1) Fees." Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

  - "Other Expenses" may include acquired fund fees and expenses. "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Portfolio invests or has invested during the period. A Portfolio's "ratio of gross expenses to average net assets" appearing in the Financial Highlights table does not include "Acquired Fund Fees and Expenses."

  - As noted, Janus Capital has contractually agreed to waive certain Portfolios' "Total Annual Fund Operating Expenses" to certain limits until at least May 1, 2011. The expense limits are described in the "Management Expenses" section of this Prospectus.

  - All expenses in a Portfolio's "Fees and Expenses of the Portfolio" table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

ADDITIONAL INVESTMENT STRATEGIES AND GENERAL PORTFOLIO POLICIES

  The Portfolios' Board of Trustees may change each Portfolio's investment objective or non-fundamental principal investment strategies without a shareholder vote. A Portfolio will notify you in writing at least 60 days before making any such change it considers material. If there is a material change to a Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will achieve its investment objective.

  Unless otherwise stated, the following additional investment strategies and general policies apply to each Portfolio and provide further information including, but not limited to, the types of securities a Portfolio may invest in when implementing its investment objective. For some Portfolios these strategies and policies may be a part of a principal strategy. For other Portfolios, these strategies and policies may be utilized to a lesser extent. Except for the Portfolios' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Portfolios may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Portfolio's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Portfolio has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions among the Portfolios may vary significantly. When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested.

                                 Additional information about the Portfolios  19

  To the extent a Portfolio invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Portfolio from accessing its cash.

  In addition, a Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may take positions that are inconsistent with its investment objective. As a result, the Portfolio may not achieve its investment objective.

  COMMON STOCK
  Unless its investment objective or policies prescribe otherwise, each of the Portfolios, with the exception of Flexible Bond Portfolio, may invest substantially all of its assets in common stocks. The portfolio managers generally take a "bottom up" approach to selecting companies in which to invest. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Portfolios may sell a holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The Portfolios may also sell a holding to meet redemptions.

  BALANCED PORTFOLIO may emphasize varying degrees of income. In the case of Balanced Portfolio, the portfolio managers may consider dividend-paying characteristics to a greater degree than other factors in selecting common stocks. Realization of income is not a significant consideration when choosing investments for the other Portfolios. Income realized on the Portfolios' investments may be incidental to their investment objectives.

  COUNTERPARTIES
  Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Portfolio ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to a Portfolio. A Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. A Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio's cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

  CREDIT QUALITY
  Through a Portfolio's investments in fixed-income securities, a Portfolio is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Portfolio's returns and yield. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

  Many fixed-income securities receive credit ratings from services such as Standard & Poor's, Fitch, and Moody's. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market



20  Janus Aspen Series
  conditions which can result in fluctuation in the price of a security and impact your return and yield. If a security has not received a rating, a Portfolio must rely upon Janus Capital's credit assessment, which can also impact the Portfolio's return and yield. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

  FOREIGN SECURITIES
  The portfolio managers seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest, and the Portfolios may at times have significant foreign exposure, including exposure in emerging markets.

  EMERGING MARKETS
  Within the parameters of its specific investment policies, each Portfolio may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). Each of Overseas Portfolio and Worldwide Portfolio has at times invested a significant portion of its assets in emerging markets and may continue to do so. A summary of each Portfolio's investments by country is contained in the Portfolio's shareholder reports and in the Portfolio's Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").

  HIGH-YIELD/HIGH-RISK BONDS
  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds. Under normal circumstances, each Portfolio will limit its investments in high-yield/high-risk bonds to 35% or less of its net assets.

  ILLIQUID INVESTMENTS
  Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

  MORTGAGE- AND ASSET-BACKED SECURITIES
  Certain Portfolios, particularly Flexible Bond Portfolio and Balanced Portfolio, may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), or other governmental or government-related entities. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. Each Portfolio may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact a Portfolio's yield and your return.

  Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans at a faster pace than expected is known as "prepayment risk," and may shorten the effective maturities of these securities. This may result in a Portfolio having to reinvest proceeds at a lower interest rate.




                                 Additional information about the Portfolios  21

  In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing a Portfolio's sensitivity to interest rate changes and causing its price to decline.

  PORTFOLIO TURNOVER
  In general, each Portfolio intends to purchase securities for long-term investment, although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of a Portfolio's investments, and the investment style of the portfolio managers. Changes are normally made in a Portfolio's holdings whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Due to the nature of the securities in which Flexible Bond Portfolio invests, it may have relatively high portfolio turnover compared to other Portfolios.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover also may have a negative effect on a Portfolio's performance. The "Financial Highlights" section of this Prospectus shows the Portfolios' historical turnover rates.

  SECURITIES LENDING
  A Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When a Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

  SHORT SALES
  Certain portfolios may engage in short sales. No more than 10% of a portfolio's net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The portfolios may engage in short sales "against the box" and options for hedging purposes that are not subject to this 10% limit. A short sale is generally a transaction in which a portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the portfolio must borrow the security to make delivery to the buyer. The portfolio is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the portfolio will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the portfolio may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a portfolio may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a portfolio's losses are potentially unlimited in a short sale transaction. A portfolio's gains



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  and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the portfolio may be required to pay in connection with a short sale. Such payments may result in the portfolio having higher expenses than a portfolio that does not engage in short sales and may negatively affect the portfolio's performance.

  A portfolio may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the portfolio to similar risks. To the extent that the portfolio enters into short derivative positions, the portfolio may be exposed to risks similar to those associated with short sales, including the risk that the portfolio's losses are theoretically unlimited.

  Due to certain foreign countries' restrictions, a portfolio will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a portfolio's ability to fully implement a short selling strategy that could otherwise help the portfolio pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

  SPECIAL SITUATIONS
  Certain Portfolios may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio managers, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in "special situations" companies can present greater risks than investments in companies not experiencing special situations, and a Portfolio's performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.

  SWAP AGREEMENTS
  Certain Portfolios may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  U.S. GOVERNMENT SECURITIES
  Certain Portfolios, particularly Flexible Bond Portfolio and Balanced Portfolio, may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.




                                 Additional information about the Portfolios  23

  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Portfolio, with the exception of Flexible Bond Portfolio, may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Portfolios. If successful, they may benefit the Portfolios by earning a return on the Portfolios' assets or reducing risk; however, they may not achieve the Portfolios' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - various derivative transactions (which could comprise a significant percentage of a portfolio's holdings) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - bank loans, which may be acquired through loan participations and assignments (for Balanced Portfolio only, no more than 20% of the Portfolio's total assets)

  Unless otherwise stated within its specific investment policies, Flexible Bond Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio's assets or reducing risk; however, they may not achieve the Portfolio's investment objective. These securities and strategies may include:

  - equity securities

  - exchange-traded funds

  - pass-through securities including mortgage- and asset-backed securities and mortgage dollar rolls

  - zero coupon, pay-in-kind, and step coupon securities

  - various derivative transactions (which could comprise a significant percentage of a portfolio's holdings) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - bank loans, which may be acquired through loan participations and assignments (no more than 20% of the Portfolio's total assets)

RISKS OF THE PORTFOLIOS

  The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Portfolios. To varying degrees, the Portfolios may invest in stocks, bonds, alternative strategy investments, and money market instruments or cash/cash equivalents. The following information is designed to help you better understand some of the risks of investing in the Portfolios. The impact of the following risks on a Portfolio may vary depending on the Portfolio's investments. The greater the Portfolio's investment in a particular security, the greater the Portfolio's exposure to the risks associated with that security. Before investing in a Portfolio, you should consider carefully the risks that you assume when investing in the Portfolio.




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  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to a Portfolio. If the counterparty to a derivative transaction defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent a Portfolio enters into short derivative positions, a Portfolio may be exposed to risks similar to those associated with short sales, including the risk that a Portfolio's losses are theoretically unlimited.

  EMERGING MARKETS RISK. Within the parameters of its specific investment policies, each Portfolio may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). To the extent that a Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The price of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Portfolios may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolios to obtain or to enforce a judgment against the issuers of such securities. The Portfolios may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

  FIXED-INCOME SECURITIES RISK. The Portfolios, particularly Flexible Bond Portfolio and Balanced Portfolio, may hold debt and other fixed-income securities to generate income. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause a Portfolio's net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Portfolio having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  FOREIGN EXPOSURE RISK. Within the parameters of its specific investment policies, each Portfolio may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies



                                 Additional information about the Portfolios  25
    restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Portfolio's ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio's investment strategies and potentially affecting the value of the Portfolio.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

  GROWTH SECURITIES RISK. The Portfolios invest in companies after assessing their growth potential. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing a Portfolio's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  HIGH-YIELD/HIGH-RISK BOND RISK. High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

  INDUSTRY RISK. Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Portfolio's investments, if any, in multiple companies in a particular industry increase that Portfolio's exposure to industry risk.

  INTEREST RATE RISK. Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern. A portfolio manages interest rate risk by varying the average-weighted effective maturity of the portfolio to reflect the analysis of interest rate trends and other factors. A portfolio's average-weighted effective maturity will tend to be shorter when a portfolio manager expects interest rates to rise and longer when a portfolio manager expects interest rates to fall. A portfolio may also use futures, options, and other derivatives to manage interest rate risk.

  MANAGEMENT RISK. The Portfolios are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Portfolios may fail to produce the intended results.




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  Because the Portfolios, with the exception of Flexible Bond Portfolio, may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease.

  Because Flexible Bond Portfolio invests substantially all of its assets in fixed-income securities or income-generating securities, it is subject to risks such as credit risk and interest rate increases. The Portfolio's performance may also be affected by risks to certain types of investments, such as foreign (non-U.S.) securities and derivative instruments.

  The Portfolios may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that a portfolio manager's use of derivative investments will benefit the Portfolios. A Portfolio's performance could be worse than if the Portfolio had not used such instruments. Use of such investments may instead increase risk to the Portfolio, rather than reduce risk.

  A Portfolio's performance may also be significantly affected, positively or negatively, by a portfolio manager's use of certain types of investments, such as foreign (non-U.S.) securities, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. Note that a portfolio manager's use of IPOs and other types of investments may have a magnified performance impact on a portfolio with a small asset base and the portfolio may not experience similar performance as its assets grow.

  MARKET RISK. The value of a Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value will also decrease, which means if you sell your shares in the Portfolio you may lose money.

  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio's ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

  MORTGAGE-BACKED SECURITIES RISK. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, mortgage-backed securities, making them more sensitive to changes in interest rates ("extension risk"). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing a Portfolio that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce a Portfolio's returns because the Portfolio will have to reinvest that money at lower prevailing interest rates.

  In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

  SMALL- AND MID-SIZED COMPANIES RISK. A Portfolio's investments in securities issued by small- and mid-sized companies, which tend to be smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial



                                 Additional information about the Portfolios  27
  resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger companies, which could have a significant adverse effect on a Portfolio's returns, especially as market conditions change.




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MANAGEMENT OF THE PORTFOLIOS
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INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Portfolio. Janus Capital is responsible for the day-to-day management of the Portfolios' investment portfolios and furnishes continuous advice and recommendations concerning the Portfolios' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Portfolio.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Portfolios and pays the salaries, fees, and expenses of all Portfolio officers (with some shared expenses with the Janus funds of compensation payable to the funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "interested persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").

MANAGEMENT EXPENSES

  Each Portfolio pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Portfolio's investment advisory fee is calculated daily and paid monthly. Each Portfolio's advisory agreement details the investment advisory fee and other expenses that each Portfolio must pay.

  The following tables reflect each Portfolio's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Portfolio to Janus Capital (gross and net of fee waivers, if applicable).

  FIXED-RATE INVESTMENT ADVISORY FEE

  The Portfolios reflected below pay an investment advisory fee at a fixed rate based on each Portfolio's average daily net assets.

                                                                                          Actual Investment
                                                                       Contractual      Advisory Fee Rate (%)
                                                  Average Daily        Investment              (for the
                                                   Net Assets       Advisory Fee (%)      fiscal year ended
  Portfolio Name                                of the Portfolio      (annual rate)       December 31, 2009)
-------------------------------------------------------------------------------------------------------------
  BOND
    Flexible Bond Portfolio                    First $300 Million         0.55                   0.53(1)
                                               Over $300 Million          0.45
  GROWTH & CORE
    Balanced Portfolio                         All Asset Levels           0.55                   0.55
    Enterprise Portfolio                       All Asset Levels           0.64                   0.64
  INTERNATIONAL & GLOBAL
    Overseas Portfolio                         All Asset Levels           0.64                   0.64
-------------------------------------------------------------------------------------------------------------



  (1) Janus Capital has agreed to limit the Portfolio's total annual fund operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least May 1, 2011. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the "Fees and Expenses of the Portfolio" table in the Portfolio Summary of the Prospectus, and additional information is included under "Expense Limitation" below. The waiver is not reflected in the contractual fee rate shown.


                                                Management of the Portfolios  29

  PERFORMANCE-BASED INVESTMENT ADVISORY FEE

  Worldwide Portfolio pays an investment advisory fee rate that may adjust up or down based on the Portfolio's performance relative to the cumulative investment record of its benchmark index over the performance measurement period as reflected in the table below. Any adjustment to the investment advisory fee rate was effective February 2007. Until such time, only the base fee rate shown below applied. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Portfolio's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Portfolio's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Portfolio's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by the Portfolio as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.

  As an example, if the Portfolio outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if the Portfolio underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.

                                                                                                   Actual Investment
                                                                              Performance        Advisory Fee Rate (%)
                                                         Performance            Adjusted                (for the
                                                          Hurdle vs.           Investment          fiscal year ended
  Portfolio Name                   Base Fee Rate (%)   Benchmark Index   Advisory Fee Rate (%)     December 31, 2009)
----------------------------------------------------------------------------------------------------------------------
  Worldwide Portfolio                     0.60            +/- 6.00%               0.57                    0.57
----------------------------------------------------------------------------------------------------------------------



  For Worldwide Portfolio, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to the MSCI World Index(SM).

  Only the base fee rate applied until February 2007 for the Portfolio, at which time the calculation of the performance adjustment applies as follows:

  Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

  The investment advisory fee rate paid to Janus Capital by Worldwide Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio's performance-based fee structure has been in effect for at least 12 months. When the Portfolio's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for the Portfolio.

  No Performance Adjustment is applied unless the difference between the Portfolio's investment performance and the cumulative investment record of the Portfolio's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Portfolio's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Portfolio's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month



30  Janus Aspen Series
  for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio's benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

  The investment performance of the Portfolio's Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio's performance was above or below its benchmark index by comparing the investment performance of the Portfolio's Service Shares against the cumulative investment record of the Portfolio's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio's benchmark index and future changes to the size of the Portfolio.

  The Portfolio's SAI contains additional information about performance-based fees.

  A discussion regarding the basis for the Trustees' approval of the Portfolios' investment advisory agreements will be included in the Portfolios' next annual or semiannual report to shareholders, following such approval. You can request the Portfolios' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/variable-insurance.




                                                Management of the Portfolios  31

  EXPENSE LIMITATION

  Janus Capital has contractually agreed to waive the advisory fee payable by Flexible Bond Portfolio in an amount equal to the amount, if any, that such Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Portfolio, see the "Fees and Expenses of the Portfolio" table in the Portfolio Summary of the Prospectus. Janus Capital has agreed to continue the waiver until at least May 1, 2011. Mortality risk, expense risk, and other charges imposed by participating insurance companies are also excluded from the expense limitation noted.

  Portfolio Name                                                    Expense Limit Percentage (%)
------------------------------------------------------------------------------------------------
  BOND
    Flexible Bond Portfolio                                                     0.55
------------------------------------------------------------------------------------------------


INVESTMENT PERSONNEL

  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Portfolio described. The Portfolios are presented in the order listed on this Prospectus' cover.

FLEXIBLE BOND PORTFOLIO
--------------------------------------------------------------------------------
    Co-Portfolio Managers Gibson Smith and Darrell Watters jointly share responsibility for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Flexible Bond Portfolio, which he has co-managed since May 2007. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. He holds a Bachelor's degree in Economics from the University of Colorado.

    DARRELL WATTERS is Executive Vice President and Co-Portfolio Manager of Flexible Bond Portfolio, which he has co-managed since May 2007. Mr. Watters is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor's degree in Economics from Colorado State University.

BALANCED PORTFOLIO
--------------------------------------------------------------------------------
    Co-Portfolio Managers Marc Pinto and Gibson Smith jointly share responsibility for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Pinto focuses on the equity portion of the Portfolio. Mr. Smith focuses on the fixed-income portion of the Portfolio.

    MARC PINTO, CFA, is Executive Vice President and Co-Portfolio Manager of Balanced Portfolio, which he has co-managed since May 2005. Mr. Pinto is also Portfolio Manager of other Janus accounts. Mr. Pinto joined Janus Capital in 1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Balanced Portfolio, which he has co-managed since May 2005. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. Mr. Smith holds a Bachelor's degree in Economics from the University of Colorado.

ENTERPRISE PORTFOLIO
--------------------------------------------------------------------------------
    BRIAN DEMAIN, CFA, is Executive Vice President and Portfolio Manager of Enterprise Portfolio, which he has managed since November 2007. He served as Assistant Portfolio Manager of the Portfolio from September 2004 to October 2007. Mr. Demain joined Janus Capital in 1999 as a securities analyst. He holds a Bachelor's degree in Economics from Princeton University, where he graduated summa cum laude and was a recipient of the Daniel L. Rubinfeld '67 Prize in Empirical Economics for his senior thesis. Mr. Demain holds the Chartered Financial Analyst designation.




32  Janus Aspen Series

OVERSEAS PORTFOLIO
--------------------------------------------------------------------------------
    BRENT A. LYNN, CFA, is Executive Vice President and Portfolio Manager of Overseas Portfolio, which he has managed or co-managed since January 2001. Mr. Lynn joined Janus Capital in 1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn holds the Chartered Financial Analyst designation.

WORLDWIDE PORTFOLIO
--------------------------------------------------------------------------------
    LAURENT SALTIEL is Executive Vice President and Portfolio Manager of Worldwide Portfolio, which he has managed since April 2009. Mr. Saltiel is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2002 as an equity research analyst. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and Harvard Business School, respectively.

  Information about the portfolio managers' compensation structure and other accounts managed, as well as the aggregate range of their individual ownership in all mutual funds advised by Janus Capital is included in the SAI.

  CONFLICTS OF INTEREST

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Portfolio is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Portfolio. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Portfolios' SAI.




                                                Management of the Portfolios  33

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Only Service Shares are offered by this Prospectus. The Shares are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Institutional Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service II Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants and include a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares or Service II Shares, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Portfolio may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Portfolio's ability to achieve its investment objective. If sales of a Portfolio are limited, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase Shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed portfolio would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the portfolio is believed to negatively impact existing portfolio shareholders. The closed portfolio may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the portfolio and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.

  LIQUIDATION/REORGANIZATION OF A PORTFOLIO

  It is important to know that, pursuant to the Trust's Amended and Restated Trust Instrument and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a portfolio into another portfolio without seeking shareholder vote or consent.

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et all., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

  In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit ("Fourth Circuit"). In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the

34  Janus Aspen Series

  Court for further proceedings. In October 2009, JCGI and Janus Capital filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the Fourth Circuit. On January 11, 2010, the Supreme Court asked the United States Solicitor General to file a brief on the question of whether the petition should be granted. As a result of these developments at the Supreme Court, the Court has stayed all further proceedings until the Supreme Court rules on the petition for a writ of certiorari. In the Steinberg case (action (ii) above), the Court entered an order on January 20, 2010, granting Janus Capital's Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, on February 17, 2010, Plaintiffs filed a Notice of Appeal with the Fourth Circuit.

  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a "Notice that Matter is Deemed Concluded." At this time, no further proceedings are scheduled in this matter.

  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE PORTFOLIOS

  The Portfolios are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  35

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Portfolio's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Portfolio have been held. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

  DISTRIBUTION SCHEDULE

  Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains in December. If necessary, dividends and net capital gains may be distributed at other times as well.

  HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Portfolio's daily net asset value ("NAV"). The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations.

TAXES

  TAXES ON DISTRIBUTIONS

  Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by a Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

  TAXATION OF THE PORTFOLIOS

  Dividends, interest, and some capital gains received by the Portfolios on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

  The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distributions each year of all their net investment income and net capital gains. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to satisfy the diversification requirements applicable to insurance company separate accounts under the Internal Revenue Code.


36  Janus Aspen Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Investors may not purchase or redeem Shares of the Portfolios directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. Certain Portfolios may not be available in connection with a particular contract, and certain contracts may limit allocations among the Portfolios. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

  With certain limited exceptions, the Portfolios are available only to U.S. citizens or residents.

PRICING OF PORTFOLIO SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Portfolio's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Portfolio's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Portfolio's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Portfolio or its agents. In order to receive a day's price, your order must be received in good order by a Portfolio (or insurance company or plan sponsor) or its agents by the close of the regular trading session of the NYSE.

  Securities held by the Portfolios are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Portfolios' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. The Portfolios may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

  Due to the subjective nature of fair value pricing, a Portfolio's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Portfolio's portfolio securities and the reflection of such change in that Portfolio's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling shares of a Portfolio may dilute the NAV of that Portfolio, which negatively impacts long-term shareholders. The Portfolios' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Portfolio, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


                                                         Shareholder's guide  37

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

  Under a distribution and shareholder servicing plan (the "Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and services performed by such entities. Because 12b-1 fees are paid out of the Portfolios' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected insurance companies, qualified plan service providers or their affiliates, or other financial intermediaries that distribute, market, or promote the Portfolios or perform related services for contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Portfolios. Such payments may be in addition to, or in lieu of, the fees described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) fees or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price a contract owner or plan participant pays for Shares nor the amount that a Janus fund receives to invest on behalf of the contract owner or plan participant. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolios and when considering which share class of a Portfolio is most appropriate for you. Please contact your insurance company or plan sponsor for details on such arrangements.

PURCHASES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf. As discussed under "Payments to financial intermediaries by Janus Capital or its affiliates," Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers, or their affiliates, or other financial



38  Janus Aspen Series
  intermediaries that were instrumental in the acquisition or retention of accounts in the Portfolios or that provide services in connection with investments in the Portfolios. You should consider such arrangements when evaluating any recommendation of the Portfolios.

  Each Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolios are not intended for excessive trading. For more information about the Portfolios' policy on excessive trading, refer to "Excessive Trading."

  The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your insurance company or plan sponsor is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your insurance company or plan sponsor may temporarily limit additional share purchases. In addition, your insurance company or plan sponsor may close an account if they are unable to verify a shareholder's identity. Please contact your insurance company or plan sponsor if you need additional assistance when completing your application or additional information about the insurance company or plan sponsor's Anti-Money Laundering Program.

  POTENTIAL CONFLICTS

  Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its Shares to unaffiliated variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolios may refuse to sell their Shares to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans, and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

REDEMPTIONS

  Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

  Shares of each Portfolio may be redeemed on any business day on which the Portfolio's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Portfolio or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.

  Each Portfolio reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolios to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or
  (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  LARGE SHAREHOLDER REDEMPTIONS

  Certain participating insurance companies, accounts, or Janus affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio's Shares. Redemptions by these participating insurance companies



                                                         Shareholder's guide  39
  or accounts of their holdings in a Portfolio may impact the Portfolio's liquidity and NAV. These redemptions may also force a Portfolio to sell securities, which may negatively impact the Portfolio's brokerage costs.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. However, each Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Portfolio for cash redemptions.

  While a Portfolio may pay redemptions in-kind, a Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If a Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio's NAV and may increase brokerage costs.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares ("excessive trading"). The Portfolios are intended for long-term investment purposes only, and the Portfolios will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Portfolios' excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolios may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and redemptions of the Portfolios' shares by multiple investors are aggregated by the intermediary and presented to the Portfolios on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Portfolios attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Portfolio Shares;" and

  - redemption fees (where applicable on certain classes of certain Portfolios).

  Generally, a purchase and redemption of Shares from the same Portfolio within 90 calendar days (i.e., "round trip") may result in enforcement of a Portfolio's excessive trading policies and procedures with respect to future purchase orders, provided that the Portfolios reserve the right to reject any purchase request as explained above.

  The Portfolios monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege (if permitted by your insurance company or plan sponsor) of any investor who makes more than one round trip in a Portfolio over a 90-day period, and may bar future purchases into the Portfolio and any of the other Janus funds by such investor. The Portfolios' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your insurance company or plan sponsor) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Portfolios' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.




40  Janus Aspen Series

  Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolios' excessive trading policies and procedures and may be rejected in whole or in part by a Portfolio. The Portfolios, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolios, and thus the Portfolios may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolios' excessive trading policies may be cancelled or revoked by a Portfolio by the next business day following receipt by that Portfolio.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolios or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolios' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems' capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Portfolio shares, such as periodic rebalancing through intermediaries (no more frequently than every 60 days) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Portfolios' methods to detect and deter excessive trading.

  Each Portfolio also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Portfolio. For example, a Portfolio may refuse a purchase order if the portfolio managers believe they would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Portfolios' policies and procedures regarding excessive trading may be modified at any time by the Portfolios' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Portfolio's long-term shareholders. Excessive trading into and out of a Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Portfolio's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Portfolio, which negatively impacts long-term shareholders. Although the Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Portfolio shares.

  Although the Portfolios take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolios may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the Portfolios' identification of excessive trading transactions in the Portfolios through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may



                                                         Shareholder's guide  41
  govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of a Portfolio. Although the Portfolios encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolios cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolios.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios' holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to portfolio shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Portfolio holdings (excluding derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Holdings & Details tab of each portfolio at janus.com/variable-insurance.

    Each portfolio may provide, upon request, historical full holdings on a monthly basis for periods prior to the previous quarter-end subject to a written confidentiality agreement.

  - TOP HOLDINGS. Each portfolio's top portfolio holdings, in order of position size and as a percentage of a portfolio's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most portfolios disclose their top ten portfolio holdings. However, certain portfolios disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Portfolios disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the portfolios' holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the portfolios' SAIs.

SHAREHOLDER COMMUNICATIONS

  Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolios that you have authorized for investment. These reports show each Portfolio's investments and the market value of such investments, as well as other information about each Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust's fiscal year ends December 31.




42  Janus Aspen Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  The financial highlights tables are intended to help you understand the Portfolios' financial performance through December 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Portfolio Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and the net expense ratio reflects expenses after any expense offset arrangement. Both expense ratios reflect expenses after waivers (reimbursements), if applicable. The information shown for the fiscal periods ended December 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.

  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Service Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the periods shown would be lower. "Total return" information may include adjustments in accordance with generally accepted accounting principles. As a result, returns may differ from returns for shareholder transactions.


FLEXIBLE BOND PORTFOLIO - SERVICE SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                                     Years ended December 31
                                                                         2009       2008       2007       2006       2005

 NET ASSET VALUE, BEGINNING OF PERIOD                                   $12.32     $12.13     $11.86     $11.91     $12.70

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                             0.55       0.52       0.62       0.51       0.53
 Net gain/(loss) on securities (both realized and unrealized)             1.01       0.16       0.17     (0.05)     (0.31)

 Total from investment operations                                         1.56       0.68       0.79       0.46       0.22

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                 (0.52)     (0.49)     (0.52)     (0.49)     (0.58)
 Distributions (from capital gains)                                     (0.01)         --         --     (0.02)     (0.43)

 Total distributions                                                    (0.53)     (0.49)     (0.52)     (0.51)     (1.01)


 NET ASSET VALUE, END OF PERIOD                                         $13.35     $12.32     $12.13     $11.86     $11.91


 Total return                                                           12.89%      5.71%      6.80%      3.98%      1.76%

 Net assets, end of period (in thousands)                              $73,555    $33,244    $22,444    $27,630    $32,909
 Average net assets for the period (in thousands)                      $55,100    $28,537    $29,701    $30,780    $33,352
 Ratio of gross expenses to average net assets(1)(2)                     0.84%      0.85%      0.86%      0.89%      0.83%
 Ratio of net expenses to average net assets(3)                          0.84%      0.85%      0.85%      0.89%      0.82%
 Ratio of net investment income/(loss) to average net assets             4.42%      4.32%      4.66%      4.36%      3.94%
 Portfolio turnover rate                                                  271%       169%       138%(4)    163%(4)    171%(4)
--------------------------------------------------------------------------------------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) The expense ratio reflects expenses after any expense offset arrangements.
(4) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 139% in 2007, 165% in 2006, and 177% in 2005.


                                                        Financial highlights  43

BALANCED PORTFOLIO - SERVICE SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        Years ended December 31
                                                                         2009        2008        2007        2006        2005

 NET ASSET VALUE, BEGINNING OF PERIOD                                    $23.76      $31.07      $28.83      $26.61      $25.24

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                              0.73        0.72        0.70        0.49        0.45
 Net gain/(loss) on securities (both realized and unrealized)              5.11      (5.37)        2.24        2.27        1.46

 Total from investment operations                                          5.84      (4.65)        2.94        2.76        1.91

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                  (0.71)      (0.68)      (0.70)      (0.54)      (0.54)
 Distributions (from capital gains)                                      (0.96)      (1.98)          --          --          --

 Total distributions                                                     (1.67)      (2.66)      (0.70)      (0.54)      (0.54)


 NET ASSET VALUE, END OF PERIOD                                          $27.93      $23.76      $31.07      $28.83      $26.61


 Total return                                                            25.53%    (16.00)%      10.25%      10.46%       7.62%

 Net assets, end of period (in thousands)                              $666,112    $479,208    $579,181    $509,087    $559,467
 Average net assets for the period (in thousands)                      $554,206    $542,837    $545,997    $515,319    $526,693
 Ratio of gross expenses to average net assets(1)(2)                      0.82%       0.82%       0.82%       0.83%       0.82%
 Ratio of net expenses to average net assets(3)                           0.82%       0.82%       0.82%       0.82%       0.82%
 Ratio of net investment income/(loss) to average net assets              2.77%       2.53%       2.27%       1.79%       1.77%
 Portfolio turnover rate                                                   169%        120%         54%         52%         52%
-------------------------------------------------------------------------------------------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) The expense ratio reflects expenses after any expense offset arrangements.




44  Janus Aspen Series

ENTERPRISE PORTFOLIO - SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                                    Years ended December 31
                                                                     2009        2008        2007        2006        2005

 NET ASSET VALUE, BEGINNING OF PERIOD                                $20.70      $38.97      $32.19      $28.41      $25.36

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                        (0.09)        0.02        0.04      (0.09)      (0.05)
 Net gain/(loss) on securities (both realized and unrealized)          9.29     (16.34)        6.96        3.87        3.10

 Total from investment operations                                      9.20     (16.32)        7.00        3.78        3.05

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                  --      (0.02)      (0.02)          --          --
 Distributions (from capital gains)                                      --      (1.93)      (0.20)          --          --

 Total distributions                                                     --      (1.95)      (0.22)          --          --


 NET ASSET VALUE, END OF PERIOD                                      $29.90      $20.70      $38.97      $32.19      $28.41


 Total return                                                        44.44%    (43.88)%      21.80%      13.31%      12.03%

 Net assets, end of period (in thousands)                          $221,824    $186,105    $368,990    $254,484    $256,225
 Average net assets for the period (in thousands)                  $196,683    $300,898    $300,362    $253,611    $244,487
 Ratio of gross expenses to average net assets(1)(2)                  0.95%       0.92%       0.93%       0.94%       0.92%
 Ratio of net expenses to average net assets(3)                       0.95%       0.92%       0.93%       0.94%       0.92%
 Ratio of net investment income/(loss) to average net assets        (0.25)%       0.07%       0.01%     (0.28)%     (0.23)%
 Portfolio turnover rate                                                36%         60%         45%         41%         32%
---------------------------------------------------------------------------------------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  45

OVERSEAS PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Years ended December 31
                                                                          2009         2008         2007         2006        2005


 NET ASSET VALUE, BEGINNING OF PERIOD                                      $26.07       $64.56       $50.62       $35.17     $26.94

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                                0.34         0.68         0.38         0.46       0.31
 Net gain/(loss) on securities (both realized and unrealized)               19.86      (30.36)        13.82        15.79       8.24

 Total from investment operations                                           20.20      (29.68)        14.20        16.25       8.55

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                    (0.15)       (0.57)       (0.26)       (0.80)     (0.32)
 Distributions (from capital gains)                                        (1.04)       (8.24)           --           --         --

 Total distributions                                                       (1.19)       (8.81)       (0.26)       (0.80)     (0.32)


 NET ASSET VALUE, END OF PERIOD                                            $45.08       $26.07       $64.56       $50.62     $35.17


 Total return                                                              78.66%     (52.15)%       28.09%       46.66%     31.94%

 Net assets, end of period (in thousands)                              $1,254,824     $757,331   $1,549,980   $1,072,922   $635,357
 Average net assets for the period (in thousands)                      $1,001,144   $1,251,214   $1,326,458     $826,815   $523,662
 Ratio of gross expenses to average net assets(1)(2)                        0.95%        0.94%        0.95%        0.96%      0.95%
 Ratio of net expenses to average net assets(3)                             0.95%        0.94%        0.95%        0.96%      0.95%
 Ratio of net investment income/(loss) to average net assets                0.39%        1.10%        0.44%        1.49%      0.78%
 Portfolio turnover rate                                                      44%          56%          59%          60%        57%
-----------------------------------------------------------------------------------------------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) The expense ratio reflects expenses after any expense offset arrangements.



46  Janus Aspen Series

WORLDWIDE PORTFOLIO - SERVICE SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        Years ended December 31
                                                                         2009        2008        2007        2006        2005

 NET ASSET VALUE, BEGINNING OF PERIOD                                    $19.10      $35.05      $32.22      $27.76      $26.62

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                              0.24        0.21        0.16        0.36        0.29
 Net gain/(loss) on securities (both realized and unrealized)              6.87     (15.87)        2.87        4.58        1.18

 Total from investment operations                                          7.11     (15.66)        3.03        4.94        1.47

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                  (0.28)      (0.29)      (0.20)      (0.48)      (0.33)
 Distributions (from capital gains)                                          --          --          --          --          --

 Total distributions                                                     (0.28)      (0.29)      (0.20)      (0.48)      (0.33)


 NET ASSET VALUE, END OF PERIOD                                          $25.93      $19.10      $35.05      $32.22      $27.76


 Total return                                                            37.40%    (44.84)%       9.39%      17.97%       5.57%

 Net assets, end of period (in thousands)                              $144,294     $96,699    $227,723    $209,951    $201,382
 Average net assets for the period (in thousands)                      $114,103    $159,561    $230,284    $195,343    $206,310
 Ratio of gross expenses to average net assets(1)(2)(3)                   0.88%       0.78%       0.92%       0.86%       0.86%
 Ratio of net expenses to average net assets(4)                           0.88%       0.78%       0.92%       0.86%       0.86%
 Ratio of net investment income/(loss) to average net assets              1.08%       1.01%       0.46%       1.29%       1.11%
 Portfolio turnover rate                                                   206%         14%         26%         46%         41%
-------------------------------------------------------------------------------------------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(3) The ratio was 0.90% in 2006 before waiver of certain fees and/or reduction of adviser's fees.
(4) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  47

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolios may invest, as well as some general investment terms. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  AVERAGE-WEIGHTED EFFECTIVE MATURITY is a measure of a bond's maturity. The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Portfolio purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Portfolio may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Portfolio's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  DURATION is the time it will take investors to recoup their investment in a bond. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Portfolio with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Portfolio's duration is usually shorter than its average maturity.


48  Janus Aspen Series

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Portfolio may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.

  MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

  MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.




                                                Glossary of investment terms  49

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  DERIVATIVES are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps and futures contracts.




50  Janus Aspen Series

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Portfolio's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.




                                                Glossary of investment terms  51

  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Portfolio's total assets in an industry or group of industries.

  LEVERAGE is when a Portfolio increases its assets available for investment using borrowings or similar transactions. Because short sales involve borrowing securities and then selling them, a Portfolio's short sales effectively leverage a Portfolio's assets. The use of leverage may make any changes in a Portfolio's NAV even greater and thus result in increased volatility of returns. A Portfolio's assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force a Portfolio to use its other assets to increase the collateral. Leverage also creates interest expense that may lower a Portfolio's overall returns.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain portfolios, while others do not emphasize investments in companies of any particular size.

  NET LONG is a term used to describe when a Portfolio's assets committed to long positions exceed those committed to short positions.

  NONDIVERSIFICATION is a classification given to a portfolio under the 1940 Act. Portfolios are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a portfolio may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A portfolio that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a portfolio that is classified as "diversified." This gives a "nondiversified" portfolio more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of a portfolio but also may increase the risk of a portfolio.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Portfolio may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Portfolio owns, or the Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. A Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




52  Janus Aspen Series

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------


  The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

  BOND RATING                     EXPLANATION
  ---------------------------------------------------------------------------------------------------------------------
  Investment Grade

  AAA...........................  Highest rating; extremely strong capacity to pay principal and interest.

  AA............................  High quality; very strong capacity to pay principal and interest.

  A.............................  Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

  BBB...........................  Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

  Non-Investment Grade

  BB............................  Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B.............................  More vulnerable to nonpayment than obligations rated 'BB', but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC...........................  Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  CC............................  Currently highly vulnerable to nonpayment.

  C.............................  Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.

  D.............................  In default.



FITCH, INC.


  BOND RATING                     EXPLANATION
  ---------------------------------------------------------------------------------------------------------------------
  Investment Grade

  AAA...........................  Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.

  AA............................  Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.

  A.............................  High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB...........................  Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.

  Non-Investment Grade

  BB............................  Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.

  B.............................  Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.

  CCC...........................  May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.

  CC............................  May indicate distressed or defaulted obligations with potential for average or below-
                                  average levels of recovery.

  C.............................  May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.

  D.............................  In default.




                                            Explanation of rating categories  53

MOODY'S INVESTORS
SERVICE, INC.

  BOND RATING                     EXPLANATION
  ---------------------------------------------------------------------------------------------------------------------
  Investment Grade

  Aaa...........................  Highest quality, smallest degree of investment risk.

  Aa............................  High quality; together with Aaa bonds, they compose the high-grade bond group.

  A.............................  Upper to medium-grade obligations; many favorable investment attributes.

  Baa...........................  Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

  Non-Investment Grade

  Ba............................  More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

  B.............................  Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

  Caa...........................  Poor standing, may be in default; elements of danger with respect to principal or interest payments.

  Ca............................  Speculative in a high degree; could be in default or have other marked shortcomings.

  C.............................  Lowest rated; extremely poor prospects of ever attaining investment standing.



  Unrated securities will be treated as non-investment grade securities unless the portfolio managers determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.

SECURITIES HOLDINGS BY RATING CATEGORY

  During the year ended December 31, 2009, the percentage of securities holdings for Flexible Bond Portfolio by rating category based upon a weighted monthly average was:

  FLEXIBLE BOND PORTFOLIO
  --------------------------------------------------------------------------------------------------
   BONDS AND LOANS-S&P RATING:
   AAA                                                                                       33.62%
   AA                                                                                         4.67%
   A                                                                                         15.55%
   BBB                                                                                       31.44%
   BB                                                                                         8.30%
   B                                                                                          2.48%
   CCC                                                                                        0.80%
   CC                                                                                            --
   C                                                                                             --
   Not Rated                                                                                  1.22%
   Cash and Cash Equivalents                                                                  1.92%
   TOTAL                                                                                    100.00%
  --------------------------------------------------------------------------------------------------







54  Janus Aspen Series

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                   You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your insurance company or plan sponsor, or by contacting a Janus representative at 1-877-335-2687. The Portfolios' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/variable-insurance. Additional information about the Portfolios' investments is available in the Portfolios' annual and semiannual reports. In the Portfolios' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Portfolios.

                   The Statement of Additional Information
                   provides detailed information about the
                   Portfolios and is incorporated into this Prospectus by reference. You may review and copy information about the Portfolios (including the Portfolios' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Commission's Public Reference Section, Washington, D.C. 20549-1520 (1-202-551-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Portfolios from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                                  (JANUS LOGO)

                               JANUS.COM/VARIABLE-INSURANCE

                               151 Detroit Street
                               Denver, CO 80206-4805
                               1-877-335-2687

            The Trust's Investment Company Act File No. is 811-7736.

                                                                May 1, 2010


                                                                SERVICE SHARES
                                                                    TICKER
GROWTH & CORE
  Balanced Portfolio........................................          N/A
  Enterprise Portfolio......................................          N/A
INTERNATIONAL & GLOBAL
  Overseas Portfolio........................................          N/A
  Worldwide Portfolio.......................................          N/A




                            JANUS ASPEN SERIES

                                Prospectus



The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



       This Prospectus describes four series (each, a "Portfolio" and collectively, the "Portfolios") of Janus Aspen Series (the "Trust") with a variety of investment objectives. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Portfolio.

       Each Portfolio of Janus Aspen Series currently offers one or more classes of shares. The Service Shares (the "Shares") are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

       Janus Aspen Series - Service Shares sells and redeems its Shares at net asset value without sales charges, commissions, or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract, and certain contracts may limit allocations among the Portfolios. Refer to the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

       Certain Janus Aspen Series Portfolios have similar investment objectives and similar principal strategies to corresponding Janus retail funds. Although it is anticipated that a Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, expenses, cash flow needs, and other factors may result in differences in investment performance.

       This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




PORTFOLIO SUMMARY
  Balanced Portfolio..........................................................     2
  Enterprise Portfolio........................................................     6
  Overseas Portfolio..........................................................     9
  Worldwide Portfolio.........................................................    12

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS
  Fees and expenses...........................................................    15
  Additional investment strategies and general portfolio policies.............    15
  Risks of the Portfolios.....................................................    20

MANAGEMENT OF THE PORTFOLIOS
  Investment adviser..........................................................    24
  Management expenses.........................................................    24
  Investment personnel........................................................    27

OTHER INFORMATION.............................................................    29

DISTRIBUTIONS AND TAXES.......................................................    31

SHAREHOLDER'S GUIDE
  Pricing of portfolio shares.................................................    32
  Distribution and service fees...............................................    33
  Payments to financial intermediaries by Janus Capital or its affiliates.....    33
  Purchases...................................................................    33
  Redemptions.................................................................    34
  Excessive trading...........................................................    35
  Shareholder communications..................................................    37

FINANCIAL HIGHLIGHTS..........................................................    38

GLOSSARY OF INVESTMENT TERMS..................................................    42





                                                            Table of contents  1

  Portfolio Summary
--------------------------------------------------------------------------------
  BALANCED PORTFOLIO
  Ticker: N/A  Service Shares

  INVESTMENT OBJECTIVE

  BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

  FEES AND EXPENSES OF THE PORTFOLIO

  This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE FOLLOWING TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

  ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

  Management Fees..................................................   0.55%
  Distribution/Service (12b-1) Fees................................   0.25%
  Other Expenses...................................................   0.02%
  Total Annual Fund Operating Expenses.............................   0.82%


  ------------------------------------------------------------------------------

  EXAMPLE:

  The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 Year   3 Years   5 Years   10 Years
                                                                 -------------------------------------
  Service Shares..............................................    $ 84     $ 262     $ 455     $ 1,014


  PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 169% of the average value of its portfolio.

  PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities.

  In choosing investments for the Portfolio, the portfolio managers apply a "bottom up" approach with one portfolio manager focusing on the equity portion of the Portfolio and the other portfolio manager focusing on the fixed-income portion of the Portfolio. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. The portfolio managers share day-to-day responsibility for the Portfolio's investments.

  The Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

  The Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.


2  Janus Aspen Series

  PRINCIPAL INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

  GROWTH SECURITIES RISK. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. The price of a "growth" security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

  FIXED-INCOME SECURITIES RISK. The Portfolio may hold debt and other fixed-income securities to generate income. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Portfolio's net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, and liquidity risk.

  MORTGAGE-BACKED SECURITIES RISK. Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of securities. Investments in mortgage-backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates. These risks may reduce the Portfolio's returns. In addition, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

  FOREIGN EXPOSURE RISK. The Portfolio may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.




                                                            Portfolio Summary  3

  The Portfolio's past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/variable-insurance or by calling 1-877-335-2687.

      ANNUAL TOTAL RETURN (YEARS ENDED 12/31)                     SERVICE SHARES

            -1.37%   -4.90%   -6.67%   13.72%    8.29%    7.62%   10.41%   10.29%   -16.06%  25.58%
             2000     2001     2002     2003     2004     2005     2006     2007     2008     2009

       Best Quarter:  3rd-2009 11.42%     Worst Quarter:  3rd-2008 -7.84%




                                                             Average annual total return for periods ended 12/31/09
                                                             ------------------------------------------------------
                                                                                                    Since Inception
                                                                1 year     5 years     10 years        (9/13/93)
  Balanced Portfolio - Service Shares                           25.58%      6.68%        4.07%           10.14%
  S&P 500(R) Index                                              26.46%      0.42%       -0.95%            7.58%
    (reflects no deduction for fees or expenses)
  Barclays Capital U.S. Aggregate Bond Index                     5.93%      4.97%        6.33%            6.02%
    (reflects no deduction for fees or expenses)
  Barclays Capital U.S. Government/Credit Bond Index             4.52%      4.71%        6.34%            5.91%
    (reflects no deduction for fees or expenses)
  Balanced Index                                                16.65%      2.65%        2.64%            7.16%
    (reflects no deduction for fees or expenses)
                                                              -----------------------------------------------------


  The Balanced Index is an internally calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500(R) Index (55%) and the Barclays Capital U.S. Government/Credit Bond Index (45%).

  MANAGEMENT

  INVESTMENT ADVISER: Janus Capital Management LLC

  PORTFOLIO MANAGERS: MARC PINTO, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since May 2005. GIBSON SMITH, Co-Chief Investment Officer of Janus Capital, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since May 2005.

  PURCHASE AND SALE OF PORTFOLIO SHARES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

  TAX INFORMATION

  Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract.




4  Janus Aspen Series

  PAYMENTS TO INSURERS, BROKER-DEALERS, AND OTHER FINANCIAL INTERMEDIARIES

  Portfolio shares are generally available only through an insurer's variable contracts, or an employer or other retirement plan (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer's decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary's website, or consult your insurance contract prospectus for more information.




                                                            Portfolio Summary  5

  Portfolio Summary
--------------------------------------------------------------------------------
  ENTERPRISE PORTFOLIO
  Ticker: N/A  Service Shares

  INVESTMENT OBJECTIVE

  ENTERPRISE PORTFOLIO seeks long-term growth of capital.

  FEES AND EXPENSES OF THE PORTFOLIO

  This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE FOLLOWING TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

  ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

  Management Fees..................................................   0.64%
  Distribution/Service (12b-1) Fees................................   0.25%
  Other Expenses...................................................   0.06%
  Total Annual Fund Operating Expenses.............................   0.95%


  ------------------------------------------------------------------------------

  EXAMPLE:

  The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 Year   3 Years   5 Years   10 Years
                                                                 -------------------------------------
  Service Shares..............................................    $ 97     $ 303     $ 525     $ 1,166


  PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 36% of the average value of its portfolio.

  PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of December 31, 2009, they ranged from approximately $261 million to $15.5 billion.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies.

  The Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

  The Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.


6  Janus Aspen Series

  PRINCIPAL INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

  MID-SIZED COMPANIES RISK. The Portfolio's investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies.

  GROWTH SECURITIES RISK. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. The price of a "growth" security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

  FOREIGN EXPOSURE RISK. The Portfolio may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/variable-insurance or by calling 1-877-335-2687.




                                                            Portfolio Summary  7

      ANNUAL TOTAL RETURN (YEARS ENDED 12/31)                     SERVICE SHARES

            -31.78%  -39.59%  -28.12%  34.76%   20.48%   12.03%   13.31%   21.74%   -43.86%  44.44%
             2000     2001     2002     2003     2004     2005     2006     2007     2008     2009

       Best Quarter:  2nd-2009 22.06%     Worst Quarter:  1st-2001 -32.17%




                                                    Average annual total return for periods ended 12/31/09
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                       1 year     5 years     10 years        (9/13/93)
  Enterprise Portfolio - Service Shares                44.44%      4.62%       -4.94%           8.55%
  Russell Midcap(R) Growth Index                       46.29%      2.40%       -0.52%           7.67%
    (reflects no deduction for fees or expenses)
                                                     -----------------------------------------------------


  MANAGEMENT

  INVESTMENT ADVISER: Janus Capital Management LLC

  PORTFOLIO MANAGER: BRIAN DEMAIN, CFA, is Executive Vice President and Portfolio Manager of the Portfolio, which he has managed since November 2007.

  PURCHASE AND SALE OF PORTFOLIO SHARES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

  TAX INFORMATION

  Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract.

  PAYMENTS TO INSURERS, BROKER-DEALERS, AND OTHER FINANCIAL INTERMEDIARIES

  Portfolio shares are generally available only through an insurer's variable contracts, or an employer or other retirement plan (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer's decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary's website, or consult your insurance contract prospectus for more information.




8  Janus Aspen Series

  Portfolio Summary
--------------------------------------------------------------------------------
  OVERSEAS PORTFOLIO
  Ticker: N/A  Service Shares

  INVESTMENT OBJECTIVE

  OVERSEAS PORTFOLIO seeks long-term growth of capital.

  FEES AND EXPENSES OF THE PORTFOLIO

  This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE FOLLOWING TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

  ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

  Management Fees..................................................   0.64%
  Distribution/Service (12b-1) Fees................................   0.25%
  Other Expenses...................................................   0.06%
  Total Annual Fund Operating Expenses.............................   0.95%


  ------------------------------------------------------------------------------

  EXAMPLE:

  The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 Year   3 Years   5 Years   10 Years
                                                                 -------------------------------------
  Service Shares..............................................    $ 97     $ 303     $ 525     $ 1,166


  PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 44% of the average value of its portfolio.

  PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Portfolio may have significant exposure to emerging markets. The Portfolio may also invest in U.S. and foreign debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies.

  The Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.


                                                            Portfolio Summary  9

  PRINCIPAL INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  FOREIGN EXPOSURE RISK. The Portfolio normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of December 31, 2009, approximately 21.1% of the Portfolio's investments were in emerging markets.

  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

  GROWTH SECURITIES RISK. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. The price of a "growth" security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/variable-insurance or by calling 1-877-335-2687.




10  Janus Aspen Series

      ANNUAL TOTAL RETURN (YEARS ENDED 12/31)                     SERVICE SHARES

            -16.14%  -23.43%  -25.76%  34.53%   18.69%   31.94%   46.63%   28.02%   -52.23%  79.07%
             2000     2001     2002     2003     2004     2005     2006     2007     2008     2009

       Best Quarter:  2nd-2009 38.49%     Worst Quarter:  4th-2008 -26.61%




                                                                       Average annual total return for periods ended 12/31/09
                                                                       ------------------------------------------------------
                                                                                                              Since Inception
                                                                          1 year     5 years     10 years         (5/2/94)
  Overseas Portfolio - Service Shares                                     79.07%      16.20%       4.90%           12.87%
  Morgan Stanley Capital International All Country World                  41.45%       5.83%       2.71%             N/A
    ex-U.S. Index(SM) (reflects no deduction for fees or expenses)
  Morgan Stanley Capital International EAFE(R) Index                      31.78%       3.54%       1.17%            4.70%
    (reflects no deduction for fees or expenses)
                                                                        -----------------------------------------------------


  MANAGEMENT

  INVESTMENT ADVISER: Janus Capital Management LLC

  PORTFOLIO MANAGER: BRENT A. LYNN, CFA, is Executive Vice President and Portfolio Manager of the Portfolio, which he has managed or co-managed since January 2001.

  PURCHASE AND SALE OF PORTFOLIO SHARES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

  TAX INFORMATION

  Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract.

  PAYMENTS TO INSURERS, BROKER-DEALERS, AND OTHER FINANCIAL INTERMEDIARIES

  Portfolio shares are generally available only through an insurer's variable contracts, or an employer or other retirement plan (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer's decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary's website, or consult your insurance contract prospectus for more information.




                                                           Portfolio Summary  11

  Portfolio Summary
--------------------------------------------------------------------------------
  WORLDWIDE PORTFOLIO
  Ticker: N/A  Service Shares

  INVESTMENT OBJECTIVE

  WORLDWIDE PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

  FEES AND EXPENSES OF THE PORTFOLIO

  This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE FOLLOWING TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

  ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

  Management Fees (may adjust up or down)..........................   0.57%
  Distribution/Service (12b-1) Fees................................   0.25%
  Other Expenses...................................................   0.06%
  Total Annual Fund Operating Expenses.............................   0.88%


  ------------------------------------------------------------------------------

  EXAMPLE:

  The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 Year   3 Years   5 Years   10 Years
                                                                 -------------------------------------
  Service Shares..............................................    $ 90     $ 281     $ 488     $ 1,084


  PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 206% of the average value of its portfolio.

  PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. The Portfolio may also invest in U.S. and foreign debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies.

  The Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.

  PRINCIPAL INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


12  Janus Aspen Series

  FOREIGN EXPOSURE RISK. The Portfolio normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of December 31, 2009, approximately 12.7% of the Portfolio's investments were in emerging markets.

  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

  GROWTH SECURITIES RISK. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. The price of a "growth" security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/variable-insurance or by calling 1-877-335-2687.




                                                           Portfolio Summary  13

      ANNUAL TOTAL RETURN (YEARS ENDED 12/31)                     SERVICE SHARES

            -15.99%  -22.62%  -25.71%  23.68%    4.53%    5.57%   17.94%    9.36%   -44.81%  37.40%
             2000     2001     2002     2003     2004     2005     2006     2007     2008     2009

       Best Quarter:  2nd-2009 22.84%     Worst Quarter:  4th-2008 -23.19%




                                                             Average annual total return for periods ended 12/31/09
                                                             ------------------------------------------------------
                                                                                                    Since Inception
                                                                1 year     5 years     10 years        (9/13/93)
  Worldwide Portfolio - Service Shares                          37.40%      0.64%       -4.29%           7.53%
  Morgan Stanley Capital International World Index(SM)          29.99%      2.01%       -0.24%           5.89%
    (reflects no deduction for fees or expenses)
                                                              -----------------------------------------------------


  MANAGEMENT

  INVESTMENT ADVISER: Janus Capital Management LLC

  PORTFOLIO MANAGER: LAURENT SALTIEL is Executive Vice President and Portfolio Manager of the Portfolio, which he has managed since April 2009.

  PURCHASE AND SALE OF PORTFOLIO SHARES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

  TAX INFORMATION

  Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract.

  PAYMENTS TO INSURERS, BROKER-DEALERS, AND OTHER FINANCIAL INTERMEDIARIES

  Portfolio shares are generally available only through an insurer's variable contracts, or an employer or other retirement plan (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer's decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary's website, or consult your insurance contract prospectus for more information.




14  Janus Aspen Series

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------


FEES AND EXPENSES

  PLEASE REFER TO THE FOLLOWING IMPORTANT INFORMATION WHEN REVIEWING THE "FEES AND EXPENSES OF THE PORTFOLIO" TABLE IN EACH PORTFOLIO SUMMARY OF THE PROSPECTUS.

  - "Annual Fund Operating Expenses" are paid out of a Portfolio's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in each Portfolio Summary shows, these costs are borne indirectly by all shareholders.

  - The "Management Fee" is the investment advisory fee rate paid by each Portfolio to Janus Capital. Worldwide Portfolio pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Portfolio's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.60%. Any such adjustment to this base fee rate commenced February 2007, and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information ("SAI").

  - "Distribution/Service (12b-1) Fees." Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

  - "Other Expenses" may include acquired fund fees and expenses. "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Portfolio invests or has invested during the period. A Portfolio's "ratio of gross expenses to average net assets" appearing in the Financial Highlights table does not include "Acquired Fund Fees and Expenses."

  - All expenses in a Portfolio's "Fees and Expenses of the Portfolio" table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

ADDITIONAL INVESTMENT STRATEGIES AND GENERAL PORTFOLIO POLICIES

  The Portfolios' Board of Trustees may change each Portfolio's investment objective or non-fundamental principal investment strategies without a shareholder vote. A Portfolio will notify you in writing at least 60 days before making any such change it considers material. If there is a material change to a Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will achieve its investment objective.

  Unless otherwise stated, the following additional investment strategies and general policies apply to each Portfolio and provide further information including, but not limited to, the types of securities a Portfolio may invest in when implementing its investment objective. For some Portfolios these strategies and policies may be a part of a principal strategy. For other Portfolios, these strategies and policies may be utilized to a lesser extent. Except for the Portfolios' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Portfolios may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Portfolio's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Portfolio has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions among the Portfolios may vary significantly. When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested. To the extent a Portfolio invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Portfolio from accessing its cash.

  In addition, a Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Portfolio's

                                 Additional information about the Portfolios  15
  cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may take positions that are inconsistent with its investment objective. As a result, the Portfolio may not achieve its investment objective.

  COMMON STOCK
  Unless its investment objective or policies prescribe otherwise, each of the Portfolios may invest substantially all of its assets in common stocks. The portfolio managers generally take a "bottom up" approach to selecting companies in which to invest. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Portfolios may sell a holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The Portfolios may also sell a holding to meet redemptions.

  BALANCED PORTFOLIO may emphasize varying degrees of income. In the case of Balanced Portfolio, the portfolio managers may consider dividend-paying characteristics to a greater degree than other factors in selecting common stocks. Realization of income is not a significant consideration when choosing investments for the other Portfolios. Income realized on the Portfolios' investments may be incidental to their investment objectives.

  COUNTERPARTIES
  Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Portfolio ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to a Portfolio. A Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. A Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio's cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

  CREDIT QUALITY
  Through a Portfolio's investments in fixed-income securities, a Portfolio is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Portfolio's returns. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

  Many fixed-income securities receive credit ratings from services such as Standard & Poor's, Fitch, and Moody's. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions which can result in fluctuation in the price of a security and impact your return and yield. If a security has not received a rating, a Portfolio must rely upon Janus Capital's credit assessment, which can also impact the Portfolio's return and yield. Please refer to the "Explanation of Rating Categories" section of the SAI for a description of bond rating categories.




16  Janus Aspen Series

  FOREIGN SECURITIES
  The portfolio managers seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest, and the Portfolios may at times have significant foreign exposure, including exposure in emerging markets.

  EMERGING MARKETS
  Within the parameters of its specific investment policies, each Portfolio may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). Each of Overseas Portfolio and Worldwide Portfolio has at times invested a significant portion of its assets in emerging markets and may continue to do so. A summary of each Portfolio's investments by country is contained in the Portfolio's shareholder reports and in the Portfolio's Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").

  HIGH-YIELD/HIGH-RISK BONDS
  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds. Under normal circumstances, each Portfolio will limit its investments in high-yield/high-risk bonds to 35% or less of its net assets.

  ILLIQUID INVESTMENTS
  Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

  MORTGAGE- AND ASSET-BACKED SECURITIES
  Certain Portfolios, particularly Balanced Portfolio, may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), or other governmental or government-related entities. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. Each Portfolio may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact a Portfolio's yield and your return.

  Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans at a faster pace than expected is known as "prepayment risk," and may shorten the effective maturities of these securities. This may result in a Portfolio having to reinvest proceeds at a lower interest rate.

  In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing a Portfolio's sensitivity to interest rate changes and causing its price to decline.




                                 Additional information about the Portfolios  17

  PORTFOLIO TURNOVER
  In general, each Portfolio intends to purchase securities for long-term investment, although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of a Portfolio's investments, and the investment style of the portfolio managers. Changes are normally made in a Portfolio's holdings whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover also may have a negative effect on a Portfolio's performance. The "Financial Highlights" section of this Prospectus shows the Portfolios' historical turnover rates.

  SECURITIES LENDING
  A Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When a Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

  SHORT SALES
  Certain portfolios may engage in short sales. No more than 10% of a portfolio's net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The portfolios may engage in short sales "against the box" and options for hedging purposes that are not subject to this 10% limit. A short sale is generally a transaction in which a portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the portfolio must borrow the security to make delivery to the buyer. The portfolio is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the portfolio will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the portfolio may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a portfolio may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a portfolio's losses are potentially unlimited in a short sale transaction. A portfolio's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the portfolio may be required to pay in connection with a short sale. Such payments may result in the portfolio having higher expenses than a portfolio that does not engage in short sales and may negatively affect the portfolio's performance.

  A portfolio may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the portfolio to similar risks. To the extent that the portfolio enters into short derivative positions, the portfolio may be exposed to risks similar to those associated with short sales, including the risk that the portfolio's losses are theoretically unlimited.




18  Janus Aspen Series

  Due to certain foreign countries' restrictions, a portfolio will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a portfolio's ability to fully implement a short selling strategy that could otherwise help the portfolio pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

  SPECIAL SITUATIONS
  Certain Portfolios may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio managers, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in "special situations" companies can present greater risks than investments in companies not experiencing special situations, and a Portfolio's performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.

  SWAP AGREEMENTS
  Certain Portfolios may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  U.S. GOVERNMENT SECURITIES
  Certain Portfolios, particularly Balanced Portfolio, may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Portfolios. If successful, they may benefit the Portfolios by earning a return on the Portfolios' assets or reducing risk; however, they may not achieve the Portfolios' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds




                                 Additional information about the Portfolios  19

  - indexed/structured securities

  - various derivative transactions (which could comprise a significant percentage of a portfolio's holdings) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - bank loans, which may be acquired through loan participations and assignments (for Balanced Portfolio only, no more than 20% of the Portfolio's total assets)

RISKS OF THE PORTFOLIOS

  The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Portfolios. To varying degrees, the Portfolios may invest in stocks, bonds, alternative strategy investments, and money market instruments or cash/cash equivalents. The following information is designed to help you better understand some of the risks of investing in the Portfolios. The impact of the following risks on a Portfolio may vary depending on the Portfolio's investments. The greater the Portfolio's investment in a particular security, the greater the Portfolio's exposure to the risks associated with that security. Before investing in a Portfolio, you should consider carefully the risks that you assume when investing in the Portfolio.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to a Portfolio. If the counterparty to a derivative transaction defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent a Portfolio enters into short derivative positions, a Portfolio may be exposed to risks similar to those associated with short sales, including the risk that a Portfolio's losses are theoretically unlimited.

  EMERGING MARKETS RISK. Within the parameters of its specific investment policies, each Portfolio may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). To the extent that a Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The price of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Portfolios may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolios to obtain or to enforce a judgment against the issuers of such securities. The Portfolios may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

  FIXED-INCOME SECURITIES RISK. The Portfolios, particularly Balanced Portfolio, may hold debt and other fixed-income securities to generate income. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause a Portfolio's net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are



20  Janus Aspen Series
  subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Portfolio having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  FOREIGN EXPOSURE RISK. Within the parameters of its specific investment policies, each Portfolio may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Portfolio's ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio's investment strategies and potentially affecting the value of the Portfolio.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

  GROWTH SECURITIES RISK. The Portfolios invest in companies after assessing their growth potential. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing a Portfolio's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  HIGH-YIELD/HIGH-RISK BOND RISK. High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it



                                 Additional information about the Portfolios  21
  may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  INDUSTRY RISK. Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Portfolio's investments, if any, in multiple companies in a particular industry increase that Portfolio's exposure to industry risk.

  INTEREST RATE RISK. Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern.

  MANAGEMENT RISK. The Portfolios are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Portfolios may fail to produce the intended results.

  Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease.

  The Portfolios may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that a portfolio manager's use of derivative investments will benefit the Portfolios. A Portfolio's performance could be worse than if the Portfolio had not used such instruments. Use of such investments may instead increase risk to the Portfolio, rather than reduce risk.

  A Portfolio's performance may also be significantly affected, positively or negatively, by a portfolio manager's use of certain types of investments, such as foreign (non-U.S.) securities, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. Note that a portfolio manager's use of IPOs and other types of investments may have a magnified performance impact on a portfolio with a small asset base and the portfolio may not experience similar performance as its assets grow.

  MARKET RISK. The value of a Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value will also decrease, which means if you sell your shares in the Portfolio you may lose money.

  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio's ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

  MORTGAGE-BACKED SECURITIES RISK. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, mortgage-backed securities, making them more sensitive to changes in interest rates ("extension risk"). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing a Portfolio that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When



22  Janus Aspen Series
  interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce a Portfolio's returns because the Portfolio will have to reinvest that money at lower prevailing interest rates.

  In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

  SMALL- AND MID-SIZED COMPANIES RISK. A Portfolio's investments in securities issued by small- and mid-sized companies, which tend to be smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger companies, which could have a significant adverse effect on a Portfolio's returns, especially as market conditions change.




                                 Additional information about the Portfolios  23

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Portfolio. Janus Capital is responsible for the day-to-day management of the Portfolios' investment portfolios and furnishes continuous advice and recommendations concerning the Portfolios' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Portfolio.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Portfolios and pays the salaries, fees, and expenses of all Portfolio officers (with some shared expenses with the Janus funds of compensation payable to the funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "interested persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").

MANAGEMENT EXPENSES

  Each Portfolio pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Portfolio's investment advisory fee is calculated daily and paid monthly. Each Portfolio's advisory agreement details the investment advisory fee and other expenses that each Portfolio must pay.

  The following tables reflect each Portfolio's contractual investment advisory fee rate or base fee rate, as applicable, (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Portfolio to Janus Capital.

  FIXED-RATE INVESTMENT ADVISORY FEE

  The Portfolios reflected below pay an investment advisory fee at a fixed rate based on each Portfolio's average daily net assets.

                                                                                          Actual Investment
                                                                       Contractual      Advisory Fee Rate (%)
                                                   Average Daily       Investment              (for the
                                                    Net Assets      Advisory Fee (%)      fiscal year ended
  Portfolio Name                                 of the Portfolio     (annual rate)       December 31, 2009)
-------------------------------------------------------------------------------------------------------------
  GROWTH & CORE
    Balanced Portfolio                           All Asset Levels         0.55                   0.55
    Enterprise Portfolio                         All Asset Levels         0.64                   0.64
  INTERNATIONAL & GLOBAL
    Overseas Portfolio                           All Asset Levels         0.64                   0.64
-------------------------------------------------------------------------------------------------------------


  PERFORMANCE-BASED INVESTMENT ADVISORY FEE

  Worldwide Portfolio pays an investment advisory fee rate that may adjust up or down based on the Portfolio's performance relative to the cumulative investment record of its benchmark index over the performance measurement period as reflected in the table below. Any adjustment to the investment advisory fee rate was effective February 2007. Until such time, only the base fee rate shown below applied. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Portfolio's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Portfolio's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Portfolio's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by

24  Janus Aspen Series
  the Portfolio as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.

  As an example, if the Portfolio outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if the Portfolio underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.

                                                                                                   Actual Investment
                                                                              Performance        Advisory Fee Rate (%)
                                                         Performance            Adjusted                (for the
                                                          Hurdle vs.           Investment          fiscal year ended
  Portfolio Name                   Base Fee Rate (%)   Benchmark Index   Advisory Fee Rate (%)     December 31, 2009)
----------------------------------------------------------------------------------------------------------------------
  Worldwide Portfolio                     0.60            +/- 6.00%               0.57                    0.57
----------------------------------------------------------------------------------------------------------------------



  For Worldwide Portfolio, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to the MSCI World Index(SM).

  Only the base fee rate applied until February 2007 for the Portfolio, at which time the calculation of the performance adjustment applies as follows:

  Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

  The investment advisory fee rate paid to Janus Capital by Worldwide Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio's performance-based fee structure has been in effect for at least 12 months. When the Portfolio's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for the Portfolio.

  No Performance Adjustment is applied unless the difference between the Portfolio's investment performance and the cumulative investment record of the Portfolio's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Portfolio's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Portfolio's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio's benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

  The investment performance of the Portfolio's Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio's performance was above or below its



                                                Management of the Portfolios  25
  benchmark index by comparing the investment performance of the Portfolio's Service Shares against the cumulative investment record of the Portfolio's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio's benchmark index and future changes to the size of the Portfolio.

  The Portfolio's SAI contains additional information about performance-based fees.

  A discussion regarding the basis for the Trustees' approval of the Portfolios' investment advisory agreements will be included in the Portfolios' next annual or semiannual report to shareholders, following such approval. You can request the Portfolios' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/variable-insurance.




26  Janus Aspen Series

INVESTMENT PERSONNEL

  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Portfolio described. The Portfolios are presented in the order listed on this Prospectus' cover.

BALANCED PORTFOLIO
--------------------------------------------------------------------------------
    Co-Portfolio Managers Marc Pinto and Gibson Smith jointly share responsibility for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Pinto focuses on the equity portion of the Portfolio. Mr. Smith focuses on the fixed-income portion of the Portfolio.

    MARC PINTO, CFA, is Executive Vice President and Co-Portfolio Manager of Balanced Portfolio, which he has co-managed since May 2005. Mr. Pinto is also Portfolio Manager of other Janus accounts. Mr. Pinto joined Janus Capital in 1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Balanced Portfolio, which he has co-managed since May 2005. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. Mr. Smith holds a Bachelor's degree in Economics from the University of Colorado.

ENTERPRISE PORTFOLIO
--------------------------------------------------------------------------------
    BRIAN DEMAIN, CFA, is Executive Vice President and Portfolio Manager of Enterprise Portfolio, which he has managed since November 2007. He served as Assistant Portfolio Manager of the Portfolio from September 2004 to October 2007. Mr. Demain joined Janus Capital in 1999 as a securities analyst. He holds a Bachelor's degree in Economics from Princeton University, where he graduated summa cum laude and was a recipient of the Daniel L. Rubinfeld '67 Prize in Empirical Economics for his senior thesis. Mr. Demain holds the Chartered Financial Analyst designation.

OVERSEAS PORTFOLIO
--------------------------------------------------------------------------------
    BRENT A. LYNN, CFA, is Executive Vice President and Portfolio Manager of Overseas Portfolio, which he has managed or co-managed since January 2001. Mr. Lynn joined Janus Capital in 1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn holds the Chartered Financial Analyst designation.

WORLDWIDE PORTFOLIO
--------------------------------------------------------------------------------
    LAURENT SALTIEL is Executive Vice President and Portfolio Manager of Worldwide Portfolio, which he has managed since April 2009. Mr. Saltiel is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2002 as an equity research analyst. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and Harvard Business School, respectively.

  Information about the portfolio managers' compensation structure and other accounts managed, as well as the aggregate range of their individual ownership in all mutual funds advised by Janus Capital is included in the SAI.

  CONFLICTS OF INTEREST

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Portfolio is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Portfolio. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such



                                                Management of the Portfolios  27
  transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Portfolios' SAI.




28  Janus Aspen Series

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Only Service Shares are offered by this Prospectus. The Shares are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Institutional Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service II Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants and include a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares or Service II Shares, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Portfolio may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Portfolio's ability to achieve its investment objective. If sales of a Portfolio are limited, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase Shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed portfolio would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the portfolio is believed to negatively impact existing portfolio shareholders. The closed portfolio may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the portfolio and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.

  LIQUIDATION/REORGANIZATION OF A PORTFOLIO

  It is important to know that, pursuant to the Trust's Amended and Restated Trust Instrument and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a portfolio into another portfolio without seeking shareholder vote or consent.

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et all., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

  In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit ("Fourth Circuit"). In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the

                                                           Other information  29

  Court for further proceedings. In October 2009, JCGI and Janus Capital filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the Fourth Circuit. On January 11, 2010, the Supreme Court asked the United States Solicitor General to file a brief on the question of whether the petition should be granted. As a result of these developments at the Supreme Court, the Court has stayed all further proceedings until the Supreme Court rules on the petition for a writ of certiorari. In the Steinberg case (action (ii) above), the Court entered an order on January 20, 2010, granting Janus Capital's Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, on February 17, 2010, Plaintiffs filed a Notice of Appeal with the Fourth Circuit.

  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a "Notice that Matter is Deemed Concluded." At this time, no further proceedings are scheduled in this matter.

  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE PORTFOLIOS

  The Portfolios are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




30  Janus Aspen Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Portfolio's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Portfolio have been held. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

  DISTRIBUTION SCHEDULE

  Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains in December. If necessary, dividends and net capital gains may be distributed at other times as well.

  HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Portfolio's daily net asset value ("NAV"). The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations.

TAXES

  TAXES ON DISTRIBUTIONS

  Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by a Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

  TAXATION OF THE PORTFOLIOS

  Dividends, interest, and some capital gains received by the Portfolios on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

  The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distributions each year of all their net investment income and net capital gains. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to satisfy the diversification requirements applicable to insurance company separate accounts under the Internal Revenue Code.


                                                     Distributions and taxes  31

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Investors may not purchase or redeem Shares of the Portfolios directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. Certain Portfolios may not be available in connection with a particular contract, and certain contracts may limit allocations among the Portfolios. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

  With certain limited exceptions, the Portfolios are available only to U.S. citizens or residents.

PRICING OF PORTFOLIO SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Portfolio's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Portfolio's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Portfolio's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Portfolio or its agents. In order to receive a day's price, your order must be received in good order by a Portfolio (or insurance company or plan sponsor) or its agents by the close of the regular trading session of the NYSE.

  Securities held by the Portfolios are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Portfolios' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. The Portfolios may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

  Due to the subjective nature of fair value pricing, a Portfolio's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Portfolio's portfolio securities and the reflection of such change in that Portfolio's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling shares of a Portfolio may dilute the NAV of that Portfolio, which negatively impacts long-term shareholders. The Portfolios' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Portfolio, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


32  Janus Aspen Series

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

  Under a distribution and shareholder servicing plan (the "Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and services performed by such entities. Because 12b-1 fees are paid out of the Portfolios' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected insurance companies, qualified plan service providers or their affiliates, or other financial intermediaries that distribute, market, or promote the Portfolios or perform related services for contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Portfolios. Such payments may be in addition to, or in lieu of, the fees described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) fees or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price a contract owner or plan participant pays for Shares nor the amount that a Janus fund receives to invest on behalf of the contract owner or plan participant. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolios and when considering which share class of a Portfolio is most appropriate for you. Please contact your insurance company or plan sponsor for details on such arrangements.

PURCHASES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf. As discussed under "Payments to financial intermediaries by Janus Capital or its affiliates," Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers, or their affiliates, or other financial



                                                         Shareholder's guide  33
  intermediaries that were instrumental in the acquisition or retention of accounts in the Portfolios or that provide services in connection with investments in the Portfolios. You should consider such arrangements when evaluating any recommendation of the Portfolios.

  Each Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolios are not intended for excessive trading. For more information about the Portfolios' policy on excessive trading, refer to "Excessive Trading."

  The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your insurance company or plan sponsor is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your insurance company or plan sponsor may temporarily limit additional share purchases. In addition, your insurance company or plan sponsor may close an account if they are unable to verify a shareholder's identity. Please contact your insurance company or plan sponsor if you need additional assistance when completing your application or additional information about the insurance company or plan sponsor's Anti-Money Laundering Program.

  POTENTIAL CONFLICTS

  Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its Shares to unaffiliated variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolios may refuse to sell their Shares to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans, and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

REDEMPTIONS

  Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

  Shares of each Portfolio may be redeemed on any business day on which the Portfolio's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Portfolio or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.

  Each Portfolio reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolios to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or
  (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  LARGE SHAREHOLDER REDEMPTIONS

  Certain participating insurance companies, accounts, or Janus affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio's Shares. Redemptions by these participating insurance companies



34  Janus Aspen Series
  or accounts of their holdings in a Portfolio may impact the Portfolio's liquidity and NAV. These redemptions may also force a Portfolio to sell securities, which may negatively impact the Portfolio's brokerage costs.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. However, each Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Portfolio for cash redemptions.

  While a Portfolio may pay redemptions in-kind, a Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If a Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio's NAV and may increase brokerage costs.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares ("excessive trading"). The Portfolios are intended for long-term investment purposes only, and the Portfolios will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Portfolios' excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolios may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and redemptions of the Portfolios' shares by multiple investors are aggregated by the intermediary and presented to the Portfolios on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Portfolios attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Portfolio Shares;" and

  - redemption fees (where applicable on certain classes of certain Portfolios).

  Generally, a purchase and redemption of Shares from the same Portfolio within 90 calendar days (i.e., "round trip") may result in enforcement of a Portfolio's excessive trading policies and procedures with respect to future purchase orders, provided that the Portfolios reserve the right to reject any purchase request as explained above.

  The Portfolios monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege (if permitted by your insurance company or plan sponsor) of any investor who makes more than one round trip in a Portfolio over a 90-day period, and may bar future purchases into the Portfolio and any of the other Janus funds by such investor. The Portfolios' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your insurance company or plan sponsor) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Portfolios' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.




                                                         Shareholder's guide  35

  Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolios' excessive trading policies and procedures and may be rejected in whole or in part by a Portfolio. The Portfolios, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolios, and thus the Portfolios may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolios' excessive trading policies may be cancelled or revoked by a Portfolio by the next business day following receipt by that Portfolio.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolios or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolios' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems' capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Portfolio shares, such as periodic rebalancing through intermediaries (no more frequently than every 60 days) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Portfolios' methods to detect and deter excessive trading.

  Each Portfolio also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Portfolio. For example, a Portfolio may refuse a purchase order if the portfolio managers believe they would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Portfolios' policies and procedures regarding excessive trading may be modified at any time by the Portfolios' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Portfolio's long-term shareholders. Excessive trading into and out of a Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Portfolio's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Portfolio, which negatively impacts long-term shareholders. Although the Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Portfolio shares.

  Although the Portfolios take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolios may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the Portfolios' identification of excessive trading transactions in the Portfolios through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may



36  Janus Aspen Series
  govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of a Portfolio. Although the Portfolios encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolios cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolios.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios' holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to portfolio shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Portfolio holdings (excluding derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Holdings & Details tab of each portfolio at janus.com/variable-insurance.

    Each portfolio may provide, upon request, historical full holdings on a monthly basis for periods prior to the previous quarter-end subject to a written confidentiality agreement.

  - TOP HOLDINGS. Each portfolio's top portfolio holdings, in order of position size and as a percentage of a portfolio's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most portfolios disclose their top ten portfolio holdings. However, certain portfolios disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Portfolios disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the portfolios' holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the portfolios' SAIs.

SHAREHOLDER COMMUNICATIONS

  Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolios that you have authorized for investment. These reports show each Portfolio's investments and the market value of such investments, as well as other information about each Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust's fiscal year ends December 31.




                                                         Shareholder's guide  37

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  The financial highlights tables are intended to help you understand the Portfolios' financial performance through December 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Portfolio Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and the net expense ratio reflects expenses after any expense offset arrangement. Both expense ratios reflect expenses after waivers (reimbursements), if applicable. The information shown for the fiscal periods ended December 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.

  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Service Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the periods shown would be lower. "Total return" information may include adjustments in accordance with generally accepted accounting principles. As a result, returns may differ from returns for shareholder transactions.


BALANCED PORTFOLIO - SERVICE SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        Years ended December 31
                                                                         2009        2008        2007        2006        2005

 NET ASSET VALUE, BEGINNING OF PERIOD                                    $23.76      $31.07      $28.83      $26.61      $25.24

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                              0.73        0.72        0.70        0.49        0.45
 Net gain/(loss) on securities (both realized and unrealized)              5.11      (5.37)        2.24        2.27        1.46

 Total from investment operations                                          5.84      (4.65)        2.94        2.76        1.91

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                  (0.71)      (0.68)      (0.70)      (0.54)      (0.54)
 Distributions (from capital gains)                                      (0.96)      (1.98)          --          --          --

 Total distributions                                                     (1.67)      (2.66)      (0.70)      (0.54)      (0.54)


 NET ASSET VALUE, END OF PERIOD                                          $27.93      $23.76      $31.07      $28.83      $26.61


 Total return                                                            25.53%    (16.00)%      10.25%      10.46%       7.62%

 Net assets, end of period (in thousands)                              $666,112    $479,208    $579,181    $509,087    $559,467
 Average net assets for the period (in thousands)                      $554,206    $542,837    $545,997    $515,319    $526,693
 Ratio of gross expenses to average net assets(1)(2)                      0.82%       0.82%       0.82%       0.83%       0.82%
 Ratio of net expenses to average net assets(3)                           0.82%       0.82%       0.82%       0.82%       0.82%
 Ratio of net investment income/(loss) to average net assets              2.77%       2.53%       2.27%       1.79%       1.77%
 Portfolio turnover rate                                                   169%        120%         54%         52%         52%
-------------------------------------------------------------------------------------------------------------------------------




(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) The expense ratio reflects expenses after any expense offset arrangements.


38  Janus Aspen Series

ENTERPRISE PORTFOLIO - SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                                    Years ended December 31
                                                                     2009        2008        2007        2006        2005

 NET ASSET VALUE, BEGINNING OF PERIOD                                $20.70      $38.97      $32.19      $28.41      $25.36

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                        (0.09)        0.02        0.04      (0.09)      (0.05)
 Net gain/(loss) on securities (both realized and unrealized)          9.29     (16.34)        6.96        3.87        3.10

 Total from investment operations                                      9.20     (16.32)        7.00        3.78        3.05

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                  --      (0.02)      (0.02)          --          --
 Distributions (from capital gains)                                      --      (1.93)      (0.20)          --          --

 Total distributions                                                     --      (1.95)      (0.22)          --          --


 NET ASSET VALUE, END OF PERIOD                                      $29.90      $20.70      $38.97      $32.19      $28.41


 Total return                                                        44.44%    (43.88)%      21.80%      13.31%      12.03%

 Net assets, end of period (in thousands)                          $221,824    $186,105    $368,990    $254,484    $256,225
 Average net assets for the period (in thousands)                  $196,683    $300,898    $300,362    $253,611    $244,487
 Ratio of gross expenses to average net assets(1)(2)                  0.95%       0.92%       0.93%       0.94%       0.92%
 Ratio of net expenses to average net assets(3)                       0.95%       0.92%       0.93%       0.94%       0.92%
 Ratio of net investment income/(loss) to average net assets        (0.25)%       0.07%       0.01%     (0.28)%     (0.23)%
 Portfolio turnover rate                                                36%         60%         45%         41%         32%
---------------------------------------------------------------------------------------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  39

OVERSEAS PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Years ended December 31
                                                                          2009         2008         2007         2006        2005


 NET ASSET VALUE, BEGINNING OF PERIOD                                      $26.07       $64.56       $50.62       $35.17     $26.94

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                                0.34         0.68         0.38         0.46       0.31
 Net gain/(loss) on securities (both realized and unrealized)               19.86      (30.36)        13.82        15.79       8.24

 Total from investment operations                                           20.20      (29.68)        14.20        16.25       8.55

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                    (0.15)       (0.57)       (0.26)       (0.80)     (0.32)
 Distributions (from capital gains)                                        (1.04)       (8.24)           --           --         --

 Total distributions                                                       (1.19)       (8.81)       (0.26)       (0.80)     (0.32)


 NET ASSET VALUE, END OF PERIOD                                            $45.08       $26.07       $64.56       $50.62     $35.17


 Total return                                                              78.66%     (52.15)%       28.09%       46.66%     31.94%

 Net assets, end of period (in thousands)                              $1,254,824     $757,331   $1,549,980   $1,072,922   $635,357
 Average net assets for the period (in thousands)                      $1,001,144   $1,251,214   $1,326,458     $826,815   $523,662
 Ratio of gross expenses to average net assets(1)(2)                        0.95%        0.94%        0.95%        0.96%      0.95%
 Ratio of net expenses to average net assets(3)                             0.95%        0.94%        0.95%        0.96%      0.95%
 Ratio of net investment income/(loss) to average net assets                0.39%        1.10%        0.44%        1.49%      0.78%
 Portfolio turnover rate                                                      44%          56%          59%          60%        57%
-----------------------------------------------------------------------------------------------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) The expense ratio reflects expenses after any expense offset arrangements.



40  Janus Aspen Series

WORLDWIDE PORTFOLIO - SERVICE SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        Years ended December 31
                                                                         2009        2008        2007        2006        2005

 NET ASSET VALUE, BEGINNING OF PERIOD                                    $19.10      $35.05      $32.22      $27.76      $26.62

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                              0.24        0.21        0.16        0.36        0.29
 Net gain/(loss) on securities (both realized and unrealized)              6.87     (15.87)        2.87        4.58        1.18

 Total from investment operations                                          7.11     (15.66)        3.03        4.94        1.47

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                  (0.28)      (0.29)      (0.20)      (0.48)      (0.33)
 Distributions (from capital gains)                                          --          --          --          --          --

 Total distributions                                                     (0.28)      (0.29)      (0.20)      (0.48)      (0.33)


 NET ASSET VALUE, END OF PERIOD                                          $25.93      $19.10      $35.05      $32.22      $27.76


 Total return                                                            37.40%    (44.84)%       9.39%      17.97%       5.57%

 Net assets, end of period (in thousands)                              $144,294     $96,699    $227,723    $209,951    $201,382
 Average net assets for the period (in thousands)                      $114,103    $159,561    $230,284    $195,343    $206,310
 Ratio of gross expenses to average net assets(1)(2)(3)                   0.88%       0.78%       0.92%       0.86%       0.86%
 Ratio of net expenses to average net assets(4)                           0.88%       0.78%       0.92%       0.86%       0.86%
 Ratio of net investment income/(loss) to average net assets              1.08%       1.01%       0.46%       1.29%       1.11%
 Portfolio turnover rate                                                   206%         14%         26%         46%         41%
-------------------------------------------------------------------------------------------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(3) The ratio was 0.90% in 2006 before waiver of certain fees and/or reduction of adviser's fees.
(4) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  41

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolios may invest, as well as some general investment terms. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  AVERAGE-WEIGHTED EFFECTIVE MATURITY is a measure of a bond's maturity. The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Portfolio purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Portfolio may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Portfolio's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  DURATION is the time it will take investors to recoup their investment in a bond. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Portfolio with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Portfolio's duration is usually shorter than its average maturity.


42  Janus Aspen Series

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Portfolio may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.

  MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

  MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.




                                                Glossary of investment terms  43

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  DERIVATIVES are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps and futures contracts.




44  Janus Aspen Series

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Portfolio's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.




                                                Glossary of investment terms  45

  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Portfolio's total assets in an industry or group of industries.

  LEVERAGE is when a Portfolio increases its assets available for investment using borrowings or similar transactions. Because short sales involve borrowing securities and then selling them, a Portfolio's short sales effectively leverage a Portfolio's assets. The use of leverage may make any changes in a Portfolio's NAV even greater and thus result in increased volatility of returns. A Portfolio's assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force a Portfolio to use its other assets to increase the collateral. Leverage also creates interest expense that may lower a Portfolio's overall returns.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain portfolios, while others do not emphasize investments in companies of any particular size.

  NET LONG is a term used to describe when a Portfolio's assets committed to long positions exceed those committed to short positions.

  NONDIVERSIFICATION is a classification given to a portfolio under the 1940 Act. Portfolios are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a portfolio may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A portfolio that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a portfolio that is classified as "diversified." This gives a "nondiversified" portfolio more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of a portfolio but also may increase the risk of a portfolio.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Portfolio may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Portfolio owns, or the Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. A Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




46  Janus Aspen Series

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                   You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your insurance company or plan sponsor, or by contacting a Janus representative at 1-877-335-2687. The Portfolios' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/variable-insurance. Additional information about the Portfolios' investments is available in the Portfolios' annual and semiannual reports. In the Portfolios' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Portfolios.

                   The Statement of Additional Information
                   provides detailed information about the
                   Portfolios and is incorporated into this Prospectus by reference. You may review and copy information about the Portfolios (including the Portfolios' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Commission's Public Reference Section, Washington, D.C. 20549-1520 (1-202-551-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Portfolios from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                                  (JANUS LOGO)

                               JANUS.COM/VARIABLE-INSURANCE

                               151 Detroit Street
                               Denver, CO 80206-4805
                               1-877-335-2687

            The Trust's Investment Company Act File No. is 811-7736.

                                                                May 1, 2010


                                                                SERVICE SHARES
                                                                    TICKER
BOND
  Flexible Bond Portfolio...................................          N/A
GROWTH & CORE
  Balanced Portfolio........................................          N/A
  Enterprise Portfolio......................................          N/A
INTERNATIONAL & GLOBAL
  Overseas Portfolio........................................          N/A
SPECIALTY EQUITY
  Global Technology Portfolio...............................          N/A




                            JANUS ASPEN SERIES

                                Prospectus



The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



       This Prospectus describes five series (each, a "Portfolio" and collectively, the "Portfolios") of Janus Aspen Series (the "Trust") with a variety of investment objectives. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Portfolio.

       Each Portfolio of Janus Aspen Series currently offers one or more classes of shares. The Service Shares (the "Shares") are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

       Janus Aspen Series - Service Shares sells and redeems its Shares at net asset value without sales charges, commissions, or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract, and certain contracts may limit allocations among the Portfolios. Refer to the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

       Certain Janus Aspen Series Portfolios have similar investment objectives and similar principal strategies to corresponding Janus retail funds. Although it is anticipated that a Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, expenses, cash flow needs, and other factors may result in differences in investment performance.

       This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

TABLE OF CONTENTS
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PORTFOLIO SUMMARY
  Flexible Bond Portfolio.....................................................     2
  Balanced Portfolio..........................................................     6
  Enterprise Portfolio........................................................    10
  Overseas Portfolio..........................................................    13
  Global Technology Portfolio.................................................    16

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS
  Fees and expenses...........................................................    19
  Additional investment strategies and general portfolio policies.............    19
  Risks of the Portfolios.....................................................    24

MANAGEMENT OF THE PORTFOLIOS
  Investment adviser..........................................................    29
  Management expenses.........................................................    29
  Investment personnel........................................................    31

OTHER INFORMATION.............................................................    33

DISTRIBUTIONS AND TAXES.......................................................    35

SHAREHOLDER'S GUIDE
  Pricing of portfolio shares.................................................    36
  Distribution and service fees...............................................    37
  Payments to financial intermediaries by Janus Capital or its affiliates.....    37
  Purchases...................................................................    37
  Redemptions.................................................................    38
  Excessive trading...........................................................    39
  Shareholder communications..................................................    41

FINANCIAL HIGHLIGHTS..........................................................    42

GLOSSARY OF INVESTMENT TERMS..................................................    47

EXPLANATION OF RATING CATEGORIES..............................................    52






                                                            Table of contents  1

  Portfolio Summary
--------------------------------------------------------------------------------
  FLEXIBLE BOND PORTFOLIO
  Ticker: N/A  Service Shares

  INVESTMENT OBJECTIVE

  FLEXIBLE BOND PORTFOLIO seeks to obtain maximum total return, consistent with preservation of capital.

  FEES AND EXPENSES OF THE PORTFOLIO

  This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE FOLLOWING TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

  ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

  Management Fees..................................................   0.53%
  Distribution/Service (12b-1) Fees................................   0.25%
  Other Expenses...................................................   0.06%
  Total Annual Fund Operating Expenses.............................   0.84%
  Fee Waiver(1)....................................................   0.04%
  Net Annual Fund Operating Expenses After Fee Waiver..............   0.80%


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  (1) Janus Capital has contractually agreed to waive the Portfolio's total annual fund operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2011. The contractual waiver may be terminated or modified at any time prior to this date only at the discretion of the Board of Trustees.
  ------------------------------------------------------------------------------

  EXAMPLE:

  THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 Year   3 Years   5 Years   10 Years
                                                                 -------------------------------------
  Service Shares..............................................    $ 86     $ 268     $ 466     $ 1,037


  PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 271% of the average value of its portfolio.

  PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The Portfolio will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Portfolio will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. The Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. Due to the nature of the securities in which the Portfolio invests, it may have relatively high portfolio turnover compared to other Portfolios.

  In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the portfolio managers look at securities

2  Janus Aspen Series
  one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies.

  The Portfolio may also invest in foreign debt securities, which may include investments in emerging markets.

  The Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.

  PRINCIPAL INVESTMENT RISKS

  Although the Portfolio may be less volatile than funds that invest most of their assets in common stocks, the Portfolio's returns and yields will vary, and you could lose money.

  FIXED-INCOME SECURITIES RISK. The Portfolio invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Portfolio's net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, and liquidity risk.

  MORTGAGE-BACKED SECURITIES RISK. Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of securities. Investments in mortgage-backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates. These risks may reduce the Portfolio's returns. In addition, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

  HIGH-YIELD/HIGH-RISK BOND RISK. The Portfolio will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Portfolio's performance.

  FOREIGN EXPOSURE RISK. The Portfolio may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in Flexible Bond Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return



                                                            Portfolio Summary  3
  computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/variable-insurance or by calling 1-877-335-2687.

      ANNUAL TOTAL RETURN (YEARS ENDED 12/31)                     SERVICE SHARES

             6.00%    7.49%   10.16%    6.17%    3.70%    1.76%    3.98%    6.80%    5.71%   12.98%
             2000     2001     2002     2003     2004     2005     2006     2007     2008     2009

       Best Quarter:  3rd-2009 5.85%     Worst Quarter:  2nd-2004 -2.97%




                                                    Average annual total return for periods ended 12/31/09
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                       1 year     5 years     10 years        (9/13/93)
  Flexible Bond Portfolio - Service Shares             12.98%      6.16%        6.43%           7.17%
  Barclays Capital U.S. Aggregate Bond Index            5.93%      4.97%        6.33%           6.02%
    (reflects no deduction for fees or expenses)
                                                     -----------------------------------------------------


  MANAGEMENT

  INVESTMENT ADVISER: Janus Capital Management LLC

  PORTFOLIO MANAGERS: GIBSON SMITH, Co-Chief Investment Officer of Janus Capital, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since May 2007. DARRELL WATTERS is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since May 2007.

  PURCHASE AND SALE OF PORTFOLIO SHARES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

  TAX INFORMATION

  Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract.

  PAYMENTS TO INSURERS, BROKER-DEALERS, AND OTHER FINANCIAL INTERMEDIARIES

  Portfolio shares are generally available only through an insurer's variable contracts, or an employer or other retirement plan (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other



4  Janus Aspen Series
  financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer's decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary's website, or consult your insurance contract prospectus for more information.




                                                            Portfolio Summary  5

  Portfolio Summary
--------------------------------------------------------------------------------
  BALANCED PORTFOLIO
  Ticker: N/A  Service Shares

  INVESTMENT OBJECTIVE

  BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

  FEES AND EXPENSES OF THE PORTFOLIO

  This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE FOLLOWING TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

  ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

  Management Fees..................................................   0.55%
  Distribution/Service (12b-1) Fees................................   0.25%
  Other Expenses...................................................   0.02%
  Total Annual Fund Operating Expenses.............................   0.82%


  ------------------------------------------------------------------------------

  EXAMPLE:

  The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 Year   3 Years   5 Years   10 Years
                                                                 -------------------------------------
  Service Shares..............................................    $ 84     $ 262     $ 455     $ 1,014


  PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 169% of the average value of its portfolio.

  PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities.

  In choosing investments for the Portfolio, the portfolio managers apply a "bottom up" approach with one portfolio manager focusing on the equity portion of the Portfolio and the other portfolio manager focusing on the fixed-income portion of the Portfolio. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. The portfolio managers share day-to-day responsibility for the Portfolio's investments.

  The Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

  The Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.


6  Janus Aspen Series

  PRINCIPAL INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

  GROWTH SECURITIES RISK. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. The price of a "growth" security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

  FIXED-INCOME SECURITIES RISK. The Portfolio may hold debt and other fixed-income securities to generate income. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Portfolio's net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, and liquidity risk.

  MORTGAGE-BACKED SECURITIES RISK. Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of securities. Investments in mortgage-backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates. These risks may reduce the Portfolio's returns. In addition, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

  FOREIGN EXPOSURE RISK. The Portfolio may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.




                                                            Portfolio Summary  7

  The Portfolio's past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/variable-insurance or by calling 1-877-335-2687.

      ANNUAL TOTAL RETURN (YEARS ENDED 12/31)                     SERVICE SHARES

            -1.37%   -4.90%   -6.67%   13.72%    8.29%    7.62%   10.41%   10.29%   -16.06%  25.58%
             2000     2001     2002     2003     2004     2005     2006     2007     2008     2009

       Best Quarter:  3rd-2009 11.42%     Worst Quarter:  3rd-2008 -7.84%




                                                             Average annual total return for periods ended 12/31/09
                                                             ------------------------------------------------------
                                                                                                    Since Inception
                                                                1 year     5 years     10 years        (9/13/93)
  Balanced Portfolio - Service Shares                           25.58%      6.68%        4.07%           10.14%
  S&P 500(R) Index                                              26.46%      0.42%       -0.95%            7.58%
    (reflects no deduction for fees or expenses)
  Barclays Capital U.S. Aggregate Bond Index                     5.93%      4.97%        6.33%            6.02%
    (reflects no deduction for fees or expenses)
  Barclays Capital U.S. Government/Credit Bond Index             4.52%      4.71%        6.34%            5.91%
    (reflects no deduction for fees or expenses)
  Balanced Index                                                16.65%      2.65%        2.64%            7.16%
    (reflects no deduction for fees or expenses)
                                                              -----------------------------------------------------


  The Balanced Index is an internally calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500(R) Index (55%) and the Barclays Capital U.S. Government/Credit Bond Index (45%).

  MANAGEMENT

  INVESTMENT ADVISER: Janus Capital Management LLC

  PORTFOLIO MANAGERS: MARC PINTO, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since May 2005. GIBSON SMITH, Co-Chief Investment Officer of Janus Capital, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since May 2005.

  PURCHASE AND SALE OF PORTFOLIO SHARES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

  TAX INFORMATION

  Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract.




8  Janus Aspen Series

  PAYMENTS TO INSURERS, BROKER-DEALERS, AND OTHER FINANCIAL INTERMEDIARIES

  Portfolio shares are generally available only through an insurer's variable contracts, or an employer or other retirement plan (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer's decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary's website, or consult your insurance contract prospectus for more information.




                                                            Portfolio Summary  9

  Portfolio Summary
--------------------------------------------------------------------------------
  ENTERPRISE PORTFOLIO
  Ticker: N/A  Service Shares

  INVESTMENT OBJECTIVE

  ENTERPRISE PORTFOLIO seeks long-term growth of capital.

  FEES AND EXPENSES OF THE PORTFOLIO

  This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE FOLLOWING TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

  ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

  Management Fees..................................................   0.64%
  Distribution/Service (12b-1) Fees................................   0.25%
  Other Expenses...................................................   0.06%
  Total Annual Fund Operating Expenses.............................   0.95%


  ------------------------------------------------------------------------------

  EXAMPLE:

  The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 Year   3 Years   5 Years   10 Years
                                                                 -------------------------------------
  Service Shares..............................................    $ 97     $ 303     $ 525     $ 1,166


  PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 36% of the average value of its portfolio.

  PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of December 31, 2009, they ranged from approximately $261 million to $15.5 billion.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies.

  The Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

  The Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.


10  Janus Aspen Series

  PRINCIPAL INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

  MID-SIZED COMPANIES RISK. The Portfolio's investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies.

  GROWTH SECURITIES RISK. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. The price of a "growth" security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

  FOREIGN EXPOSURE RISK. The Portfolio may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/variable-insurance or by calling 1-877-335-2687.




                                                           Portfolio Summary  11

      ANNUAL TOTAL RETURN (YEARS ENDED 12/31)                     SERVICE SHARES

            -31.78%  -39.59%  -28.12%  34.76%   20.48%   12.03%   13.31%   21.74%   -43.86%  44.44%
             2000     2001     2002     2003     2004     2005     2006     2007     2008     2009

       Best Quarter:  2nd-2009 22.06%     Worst Quarter:  1st-2001 -32.17%




                                                    Average annual total return for periods ended 12/31/09
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                       1 year     5 years     10 years        (9/13/93)
  Enterprise Portfolio - Service Shares                44.44%      4.62%       -4.94%           8.55%
  Russell Midcap(R) Growth Index                       46.29%      2.40%       -0.52%           7.67%
    (reflects no deduction for fees or expenses)
                                                     -----------------------------------------------------


  MANAGEMENT

  INVESTMENT ADVISER: Janus Capital Management LLC

  PORTFOLIO MANAGER: BRIAN DEMAIN, CFA, is Executive Vice President and Portfolio Manager of the Portfolio, which he has managed since November 2007.

  PURCHASE AND SALE OF PORTFOLIO SHARES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

  TAX INFORMATION

  Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract.

  PAYMENTS TO INSURERS, BROKER-DEALERS, AND OTHER FINANCIAL INTERMEDIARIES

  Portfolio shares are generally available only through an insurer's variable contracts, or an employer or other retirement plan (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer's decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary's website, or consult your insurance contract prospectus for more information.




12  Janus Aspen Series

  Portfolio Summary
--------------------------------------------------------------------------------
  OVERSEAS PORTFOLIO
  Ticker: N/A  Service Shares

  INVESTMENT OBJECTIVE

  OVERSEAS PORTFOLIO seeks long-term growth of capital.

  FEES AND EXPENSES OF THE PORTFOLIO

  This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE FOLLOWING TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

  ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

  Management Fees..................................................   0.64%
  Distribution/Service (12b-1) Fees................................   0.25%
  Other Expenses...................................................   0.06%
  Total Annual Fund Operating Expenses.............................   0.95%


  ------------------------------------------------------------------------------

  EXAMPLE:

  The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 Year   3 Years   5 Years   10 Years
                                                                 -------------------------------------
  Service Shares..............................................    $ 97     $ 303     $ 525     $ 1,166


  PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 44% of the average value of its portfolio.

  PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Portfolio may have significant exposure to emerging markets. The Portfolio may also invest in U.S. and foreign debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies.

  The Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.


                                                           Portfolio Summary  13

  PRINCIPAL INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  FOREIGN EXPOSURE RISK. The Portfolio normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of December 31, 2009, approximately 21.1% of the Portfolio's investments were in emerging markets.

  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

  GROWTH SECURITIES RISK. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. The price of a "growth" security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/variable-insurance or by calling 1-877-335-2687.




14  Janus Aspen Series

      ANNUAL TOTAL RETURN (YEARS ENDED 12/31)                     SERVICE SHARES

            -16.14%  -23.43%  -25.76%  34.53%   18.69%   31.94%   46.63%   28.02%   -52.23%  79.07%
             2000     2001     2002     2003     2004     2005     2006     2007     2008     2009

       Best Quarter:  2nd-2009 38.49%     Worst Quarter:  4th-2008 -26.61%




                                                                       Average annual total return for periods ended 12/31/09
                                                                       ------------------------------------------------------
                                                                                                              Since Inception
                                                                          1 year     5 years     10 years         (5/2/94)
  Overseas Portfolio - Service Shares                                     79.07%      16.20%       4.90%           12.87%
  Morgan Stanley Capital International All Country World                  41.45%       5.83%       2.71%             N/A
    ex-U.S. Index(SM) (reflects no deduction for fees or expenses)
  Morgan Stanley Capital International EAFE(R) Index                      31.78%       3.54%       1.17%            4.70%
    (reflects no deduction for fees or expenses)
                                                                        -----------------------------------------------------


  MANAGEMENT

  INVESTMENT ADVISER: Janus Capital Management LLC

  PORTFOLIO MANAGER: BRENT A. LYNN, CFA, is Executive Vice President and Portfolio Manager of the Portfolio, which he has managed or co-managed since January 2001.

  PURCHASE AND SALE OF PORTFOLIO SHARES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

  TAX INFORMATION

  Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract.

  PAYMENTS TO INSURERS, BROKER-DEALERS, AND OTHER FINANCIAL INTERMEDIARIES

  Portfolio shares are generally available only through an insurer's variable contracts, or an employer or other retirement plan (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer's decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary's website, or consult your insurance contract prospectus for more information.




                                                           Portfolio Summary  15

  Portfolio Summary
--------------------------------------------------------------------------------
  GLOBAL TECHNOLOGY PORTFOLIO
  Ticker: N/A  Service Shares

  INVESTMENT OBJECTIVE

  GLOBAL TECHNOLOGY PORTFOLIO seeks long-term growth of capital.

  FEES AND EXPENSES OF THE PORTFOLIO

  This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE FOLLOWING TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

  ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

  Management Fees.......................................................   0.64%
  Distribution/Service (12b-1) Fees.....................................   0.25%
  Other Expenses........................................................   0.33%
    Short Sale Dividend Expenses................................   0.04%
    Remaining Other Expenses....................................   0.29%
  Total Annual Fund Operating Expenses..................................   1.22%


  ------------------------------------------------------------------------------

  EXAMPLE:

  The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 Year   3 Years   5 Years   10 Years
                                                                 -------------------------------------
  Service Shares..............................................    $ 124    $ 387     $ 670     $ 1,477


  PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 101% of the average value of its portfolio.

  PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:

  - companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements; and
  - companies that the portfolio manager believes rely extensively on technology in connection with their operations or services.

  The Portfolio implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Portfolio normally invests in issuers from several different countries, which may include the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. The Portfolio may also invest in U.S. and foreign debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies.


16  Janus Aspen Series

  The Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.

  PRINCIPAL INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  FOREIGN EXPOSURE RISK. The Portfolio normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of December 31, 2009, the Portfolio did not hold investments in emerging markets.

  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

  GROWTH SECURITIES RISK. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. The price of a "growth" security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

  INDUSTRY RISK. Although the Portfolio does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. As a result, the Portfolio's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/variable-insurance or by calling 1-877-335-2687.




                                                           Portfolio Summary  17

      ANNUAL TOTAL RETURN (YEARS ENDED 12/31)                     SERVICE SHARES

                     -37.31%  -40.93%  46.47%    0.57%   11.55%    7.83%   21.70%   -43.97%  56.90%
                      2001     2002     2003     2004     2005     2006     2007     2008     2009

       Best Quarter:  4th-2001 31.19%     Worst Quarter:  3rd-2001 -35.48%




                                                               Average annual total return for periods ended 12/31/09
                                                               ------------------------------------------------------
                                                                                                      Since Inception
                                                                               1 year     5 years        (1/18/00)
  Global Technology Portfolio - Service Shares                                 56.90%      5.17%           -7.46%
  S&P 500(R) Index                                                             26.46%      0.42%           -0.86%
    (reflects no deduction for fees or expenses)
  Morgan Stanley Capital International World Information Technology Index      52.36%      2.43%           -7.44%
    (reflects no deduction for fees or expenses)
                                                                             ----------------------------------------


  MANAGEMENT

  INVESTMENT ADVISER: Janus Capital Management LLC

  PORTFOLIO MANAGER: BURTON H. WILSON, Assistant Director of Research, is Executive Vice President and Portfolio Manager of the Portfolio, which he has managed or co-managed since February 2006.

  PURCHASE AND SALE OF PORTFOLIO SHARES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

  TAX INFORMATION

  Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract.

  PAYMENTS TO INSURERS, BROKER-DEALERS, AND OTHER FINANCIAL INTERMEDIARIES

  Portfolio shares are generally available only through an insurer's variable contracts, or an employer or other retirement plan (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer's decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary's website, or consult your insurance contract prospectus for more information.




18  Janus Aspen Series

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------


FEES AND EXPENSES

  PLEASE REFER TO THE FOLLOWING IMPORTANT INFORMATION WHEN REVIEWING THE "FEES AND EXPENSES OF THE PORTFOLIO" TABLE IN EACH PORTFOLIO SUMMARY OF THE PROSPECTUS.

  - "Annual Fund Operating Expenses" are paid out of a Portfolio's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in each Portfolio Summary shows, these costs are borne indirectly by all shareholders.

  - The "Management Fee" is the investment advisory fee rate paid by each Portfolio to Janus Capital. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information ("SAI").

  - "Distribution/Service (12b-1) Fees." Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

  - "Other Expenses" may include acquired fund fees and expenses. "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Portfolio invests or has invested during the period. A Portfolio's "ratio of gross expenses to average net assets" appearing in the Financial Highlights table does not include "Acquired Fund Fees and Expenses." In addition, "Other Expenses" may include "Short Sale Dividend Expenses." These expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker. Such expenses will vary depending on the short sale arrangement, whether the securities a Portfolio sells short pay dividends or interest, and the amount of such dividends or interest. While "Short Sale Dividend Expenses" include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit a Portfolio earns on cash proceeds of short sales which serve as collateral for short positions.

  - As noted, Janus Capital has contractually agreed to waive certain Portfolios' "Total Annual Fund Operating Expenses" to certain limits until at least May 1, 2011. The expense limits are described in the "Management Expenses" section of this Prospectus.

  - All expenses in a Portfolio's "Fees and Expenses of the Portfolio" table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

ADDITIONAL INVESTMENT STRATEGIES AND GENERAL PORTFOLIO POLICIES

  The Portfolios' Board of Trustees may change each Portfolio's investment objective or non-fundamental principal investment strategies without a shareholder vote. A Portfolio will notify you in writing at least 60 days before making any such change it considers material. If there is a material change to a Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will achieve its investment objective.

  Unless otherwise stated, the following additional investment strategies and general policies apply to each Portfolio and provide further information including, but not limited to, the types of securities a Portfolio may invest in when implementing its investment objective. For some Portfolios these strategies and policies may be a part of a principal strategy. For other Portfolios, these strategies and policies may be utilized to a lesser extent. Except for the Portfolios' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Portfolios may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Portfolio's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Portfolio has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions among the

                                 Additional information about the Portfolios  19

  Portfolios may vary significantly. When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested. To the extent a Portfolio invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Portfolio from accessing its cash.

  In addition, a Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may take positions that are inconsistent with its investment objective. As a result, the Portfolio may not achieve its investment objective.

  COMMON STOCK
  Unless its investment objective or policies prescribe otherwise, each of the Portfolios, with the exception of Flexible Bond Portfolio, may invest substantially all of its assets in common stocks. The portfolio managers generally take a "bottom up" approach to selecting companies in which to invest. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Portfolios may sell a holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The Portfolios may also sell a holding to meet redemptions.

  BALANCED PORTFOLIO may emphasize varying degrees of income. In the case of Balanced Portfolio, the portfolio managers may consider dividend-paying characteristics to a greater degree than other factors in selecting common stocks. Realization of income is not a significant consideration when choosing investments for the other Portfolios. Income realized on the Portfolios' investments may be incidental to their investment objectives.

  COUNTERPARTIES
  Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Portfolio ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to a Portfolio. A Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. A Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio's cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

  CREDIT QUALITY
  Through a Portfolio's investments in fixed-income securities, a Portfolio is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Portfolio's returns and yield. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

  Many fixed-income securities receive credit ratings from services such as Standard & Poor's, Fitch, and Moody's. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an



20  Janus Aspen Series
  agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions which can result in fluctuation in the price of a security and impact your return and yield. If a security has not received a rating, a Portfolio must rely upon Janus Capital's credit assessment, which can also impact the Portfolio's return and yield. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

  FOREIGN SECURITIES
  The portfolio managers seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest, and the Portfolios may at times have significant foreign exposure, including exposure in emerging markets.

  EMERGING MARKETS
  Within the parameters of its specific investment policies, each Portfolio may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). Overseas Portfolio has at times invested a significant portion of its assets in emerging markets and may continue to do so. A summary of each Portfolio's investments by country is contained in the Portfolio's shareholder reports and in the Portfolio's Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").

  HIGH-YIELD/HIGH-RISK BONDS
  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds. Under normal circumstances, each Portfolio will limit its investments in high-yield/high-risk bonds to 35% or less of its net assets.

  ILLIQUID INVESTMENTS
  Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

  MORTGAGE- AND ASSET-BACKED SECURITIES
  Certain Portfolios, particularly Flexible Bond Portfolio and Balanced Portfolio, may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), or other governmental or government-related entities. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. Each Portfolio may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact a Portfolio's yield and your return.

  Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans at a faster pace than expected is known as "prepayment risk," and may shorten the effective maturities of these securities. This may result in a Portfolio having to reinvest proceeds at a lower interest rate.




                                 Additional information about the Portfolios  21

  In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing a Portfolio's sensitivity to interest rate changes and causing its price to decline.

  PORTFOLIO TURNOVER
  In general, each Portfolio intends to purchase securities for long-term investment, although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of a Portfolio's investments, and the investment style of the portfolio managers. Changes are normally made in a Portfolio's holdings whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Due to the nature of the securities in which Flexible Bond Portfolio invests, it may have relatively high portfolio turnover compared to other Portfolios.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover also may have a negative effect on a Portfolio's performance. The "Financial Highlights" section of this Prospectus shows the Portfolios' historical turnover rates.

  SECURITIES LENDING
  A Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When a Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

  SHORT SALES
  Certain portfolios may engage in short sales. No more than 10% of a portfolio's net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The portfolios may engage in short sales "against the box" and options for hedging purposes that are not subject to this 10% limit. A short sale is generally a transaction in which a portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the portfolio must borrow the security to make delivery to the buyer. The portfolio is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the portfolio will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the portfolio may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a portfolio may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a portfolio's losses are potentially unlimited in a short sale transaction. A portfolio's gains



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  and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the portfolio may be required to pay in connection with a short sale. Such payments may result in the portfolio having higher expenses than a portfolio that does not engage in short sales and may negatively affect the portfolio's performance.

  A portfolio may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the portfolio to similar risks. To the extent that the portfolio enters into short derivative positions, the portfolio may be exposed to risks similar to those associated with short sales, including the risk that the portfolio's losses are theoretically unlimited.

  Due to certain foreign countries' restrictions, a portfolio will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a portfolio's ability to fully implement a short selling strategy that could otherwise help the portfolio pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

  SPECIAL SITUATIONS
  Certain Portfolios may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio managers, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in "special situations" companies can present greater risks than investments in companies not experiencing special situations, and a Portfolio's performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.

  SWAP AGREEMENTS
  Certain Portfolios may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  U.S. GOVERNMENT SECURITIES
  Certain Portfolios, particularly Flexible Bond Portfolio and Balanced Portfolio, may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.




                                 Additional information about the Portfolios  23

  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Portfolio, with the exception of Flexible Bond Portfolio, may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Portfolios. If successful, they may benefit the Portfolios by earning a return on the Portfolios' assets or reducing risk; however, they may not achieve the Portfolios' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - various derivative transactions (which could comprise a significant percentage of a portfolio's holdings) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - bank loans, which may be acquired through loan participations and assignments (for Balanced Portfolio only, no more than 20% of the Portfolio's total assets)

  Unless otherwise stated within its specific investment policies, Flexible Bond Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio's assets or reducing risk; however, they may not achieve the Portfolio's investment objective. These securities and strategies may include:

  - equity securities

  - exchange-traded funds

  - pass-through securities including mortgage- and asset-backed securities and mortgage dollar rolls

  - zero coupon, pay-in-kind, and step coupon securities

  - various derivative transactions (which could comprise a significant percentage of a portfolio's holdings) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - bank loans, which may be acquired through loan participations and assignments (no more than 20% of the Portfolio's total assets)

RISKS OF THE PORTFOLIOS

  The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Portfolios. To varying degrees, the Portfolios may invest in stocks, bonds, alternative strategy investments, and money market instruments or cash/cash equivalents. The following information is designed to help you better understand some of the risks of investing in the Portfolios. The impact of the following risks on a Portfolio may vary depending on the Portfolio's investments. The greater the Portfolio's investment in a particular security, the greater the Portfolio's exposure to the risks associated with that security. Before investing in a Portfolio, you should consider carefully the risks that you assume when investing in the Portfolio.




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  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to a Portfolio. If the counterparty to a derivative transaction defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent a Portfolio enters into short derivative positions, a Portfolio may be exposed to risks similar to those associated with short sales, including the risk that a Portfolio's losses are theoretically unlimited.

  EMERGING MARKETS RISK. Within the parameters of its specific investment policies, each Portfolio may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). To the extent that a Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The price of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Portfolios may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolios to obtain or to enforce a judgment against the issuers of such securities. The Portfolios may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

  FIXED-INCOME SECURITIES RISK. The Portfolios, particularly Flexible Bond Portfolio and Balanced Portfolio, may hold debt and other fixed-income securities to generate income. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause a Portfolio's net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Portfolio having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  FOREIGN EXPOSURE RISK. Within the parameters of its specific investment policies, each Portfolio may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies



                                 Additional information about the Portfolios  25
    restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Portfolio's ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio's investment strategies and potentially affecting the value of the Portfolio.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

  GROWTH SECURITIES RISK. The Portfolios invest in companies after assessing their growth potential. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing a Portfolio's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  HIGH-YIELD/HIGH-RISK BOND RISK. High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

  INDUSTRY RISK. Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Portfolio's investments, if any, in multiple companies in a particular industry increase that Portfolio's exposure to industry risk. In technology-related industries, competitive pressures may have a significant effect on the performance of companies in which a Portfolio may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.

  INTEREST RATE RISK. Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern. A portfolio manages interest rate risk by varying the average-weighted effective maturity of the portfolio to reflect the analysis of interest rate trends and other factors. A portfolio's average-weighted effective maturity will tend to be shorter when a portfolio manager expects interest rates to rise and longer when a portfolio manager expects interest rates to fall. A portfolio may also use futures, options, and other derivatives to manage interest rate risk.




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  MANAGEMENT RISK. The Portfolios are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Portfolios may fail to produce the intended results.

  Because the Portfolios, with the exception of Flexible Bond Portfolio, may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease.

  Because Flexible Bond Portfolio invests substantially all of its assets in fixed-income securities or income-generating securities, it is subject to risks such as credit risk and interest rate increases. The Portfolio's performance may also be affected by risks to certain types of investments, such as foreign (non-U.S.) securities and derivative instruments.

  The Portfolios may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that a portfolio manager's use of derivative investments will benefit the Portfolios. A Portfolio's performance could be worse than if the Portfolio had not used such instruments. Use of such investments may instead increase risk to the Portfolio, rather than reduce risk.

  A Portfolio's performance may also be significantly affected, positively or negatively, by a portfolio manager's use of certain types of investments, such as foreign (non-U.S.) securities, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. Note that a portfolio manager's use of IPOs and other types of investments may have a magnified performance impact on a portfolio with a small asset base and the portfolio may not experience similar performance as its assets grow.

  MARKET RISK. The value of a Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value will also decrease, which means if you sell your shares in the Portfolio you may lose money.

  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio's ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

  MORTGAGE-BACKED SECURITIES RISK. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, mortgage-backed securities, making them more sensitive to changes in interest rates ("extension risk"). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing a Portfolio that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce a Portfolio's returns because the Portfolio will have to reinvest that money at lower prevailing interest rates.

  In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

  SMALL- AND MID-SIZED COMPANIES RISK. A Portfolio's investments in securities issued by small- and mid-sized companies, which tend to be smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may



                                 Additional information about the Portfolios  27
  realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger companies, which could have a significant adverse effect on a Portfolio's returns, especially as market conditions change.




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MANAGEMENT OF THE PORTFOLIOS
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INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Portfolio. Janus Capital is responsible for the day-to-day management of the Portfolios' investment portfolios and furnishes continuous advice and recommendations concerning the Portfolios' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Portfolio.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Portfolios and pays the salaries, fees, and expenses of all Portfolio officers (with some shared expenses with the Janus funds of compensation payable to the funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "interested persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").

MANAGEMENT EXPENSES

  Each Portfolio pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Portfolio's investment advisory fee is calculated daily and paid monthly. Each Portfolio's advisory agreement details the investment advisory fee and other expenses that each Portfolio must pay.

  The following tables reflect each Portfolio's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Portfolio to Janus Capital (gross and net of fee waivers, if applicable).

  FIXED-RATE INVESTMENT ADVISORY FEE

  The Portfolios reflected below pay an investment advisory fee at a fixed rate based on each Portfolio's average daily net assets.

                                                                                          Actual Investment
                                                                       Contractual      Advisory Fee Rate (%)
                                                  Average Daily        Investment              (for the
                                                   Net Assets       Advisory Fee (%)      fiscal year ended
  Portfolio Name                                of the Portfolio      (annual rate)       December 31, 2009)
-------------------------------------------------------------------------------------------------------------
  BOND
    Flexible Bond Portfolio                    First $300 Million         0.55                   0.53(1)
                                               Over $300 Million          0.45
  GROWTH & CORE
    Balanced Portfolio                         All Asset Levels           0.55                   0.55
    Enterprise Portfolio                       All Asset Levels           0.64                   0.64
  INTERNATIONAL & GLOBAL
    Overseas Portfolio                         All Asset Levels           0.64                   0.64
  SPECIALTY EQUITY
    Global Technology Portfolio                All Asset Levels           0.64                   0.64(1)
-------------------------------------------------------------------------------------------------------------



  (1) Janus Capital has agreed to limit the Portfolio's total annual fund operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least May 1, 2011. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the "Fees and Expenses of the Portfolio" table in the Portfolio Summary of the Prospectus, and additional information is included under "Expense Limitations" below. The waiver is not reflected in the contractual fee rate shown.

  A discussion regarding the basis for the Trustees' approval of the Portfolios' investment advisory agreements will be included in the Portfolios' next annual or semiannual report to shareholders, following such approval. You can request the

                                                Management of the Portfolios  29

  Portfolios' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/variable-insurance.

  EXPENSE LIMITATIONS

  Janus Capital has contractually agreed to waive the advisory fee payable by certain Portfolios in an amount equal to the amount, if any, that such Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Portfolio, see the "Fees and Expenses of the Portfolio" table in each Portfolio Summary of the Prospectus. Janus Capital has agreed to continue each waiver until at least May 1, 2011. Mortality risk, expense risk, and other charges imposed by participating insurance companies are also excluded from the expense limitations noted.

  Portfolio Name                                                    Expense Limit Percentage (%)
------------------------------------------------------------------------------------------------
  BOND
    Flexible Bond Portfolio                                                     0.55
  SPECIALTY EQUITY
    Global Technology Portfolio                                                 0.95
------------------------------------------------------------------------------------------------






30  Janus Aspen Series

INVESTMENT PERSONNEL

  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Portfolio described. The Portfolios are presented in the order listed on this Prospectus' cover.

FLEXIBLE BOND PORTFOLIO
--------------------------------------------------------------------------------
    Co-Portfolio Managers Gibson Smith and Darrell Watters jointly share responsibility for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Flexible Bond Portfolio, which he has co-managed since May 2007. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. He holds a Bachelor's degree in Economics from the University of Colorado.

    DARRELL WATTERS is Executive Vice President and Co-Portfolio Manager of Flexible Bond Portfolio, which he has co-managed since May 2007. Mr. Watters is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor's degree in Economics from Colorado State University.

BALANCED PORTFOLIO
--------------------------------------------------------------------------------
    Co-Portfolio Managers Marc Pinto and Gibson Smith jointly share responsibility for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Pinto focuses on the equity portion of the Portfolio. Mr. Smith focuses on the fixed-income portion of the Portfolio.

    MARC PINTO, CFA, is Executive Vice President and Co-Portfolio Manager of Balanced Portfolio, which he has co-managed since May 2005. Mr. Pinto is also Portfolio Manager of other Janus accounts. Mr. Pinto joined Janus Capital in 1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Balanced Portfolio, which he has co-managed since May 2005. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. Mr. Smith holds a Bachelor's degree in Economics from the University of Colorado.

ENTERPRISE PORTFOLIO
--------------------------------------------------------------------------------
    BRIAN DEMAIN, CFA, is Executive Vice President and Portfolio Manager of Enterprise Portfolio, which he has managed since November 2007. He served as Assistant Portfolio Manager of the Portfolio from September 2004 to October 2007. Mr. Demain joined Janus Capital in 1999 as a securities analyst. He holds a Bachelor's degree in Economics from Princeton University, where he graduated summa cum laude and was a recipient of the Daniel L. Rubinfeld '67 Prize in Empirical Economics for his senior thesis. Mr. Demain holds the Chartered Financial Analyst designation.

OVERSEAS PORTFOLIO
--------------------------------------------------------------------------------
    BRENT A. LYNN, CFA, is Executive Vice President and Portfolio Manager of Overseas Portfolio, which he has managed or co-managed since January 2001. Mr. Lynn joined Janus Capital in 1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn holds the Chartered Financial Analyst designation.

GLOBAL TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------
    BURTON H. WILSON, Assistant Director of Research, is Executive Vice President and Portfolio Manager of Global Technology Portfolio, which he has managed or co-managed since February 2006. He is also Portfolio
    Manager of other Janus accounts. Mr. Wilson joined Janus Capital in 2005 as a research analyst. Mr. Wilson holds a Bachelor of Arts degree in Mathematics from the University of Virginia, a Law degree from the University of Virginia School of Law, and a Master's degree in Business Administration from the University of California at Berkeley's Haas School of Business.




                                                Management of the Portfolios  31

  Information about the portfolio managers' compensation structure and other accounts managed, as well as the aggregate range of their individual ownership in all mutual funds advised by Janus Capital is included in the SAI.

  CONFLICTS OF INTEREST

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Portfolio is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Portfolio. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Portfolios' SAI.




32  Janus Aspen Series

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Only Service Shares are offered by this Prospectus. The Shares are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Institutional Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service II Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants and include a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares or Service II Shares, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Portfolio may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Portfolio's ability to achieve its investment objective. If sales of a Portfolio are limited, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase Shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed portfolio would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the portfolio is believed to negatively impact existing portfolio shareholders. The closed portfolio may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the portfolio and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.

  LIQUIDATION/REORGANIZATION OF A PORTFOLIO

  It is important to know that, pursuant to the Trust's Amended and Restated Trust Instrument and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a portfolio into another portfolio without seeking shareholder vote or consent.

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et all., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

  In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit ("Fourth Circuit"). In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the

                                                           Other information  33

  Court for further proceedings. In October 2009, JCGI and Janus Capital filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the Fourth Circuit. On January 11, 2010, the Supreme Court asked the United States Solicitor General to file a brief on the question of whether the petition should be granted. As a result of these developments at the Supreme Court, the Court has stayed all further proceedings until the Supreme Court rules on the petition for a writ of certiorari. In the Steinberg case (action (ii) above), the Court entered an order on January 20, 2010, granting Janus Capital's Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, on February 17, 2010, Plaintiffs filed a Notice of Appeal with the Fourth Circuit.

  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a "Notice that Matter is Deemed Concluded." At this time, no further proceedings are scheduled in this matter.

  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE PORTFOLIOS

  The Portfolios are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




34  Janus Aspen Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Portfolio's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Portfolio have been held. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

  DISTRIBUTION SCHEDULE

  Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains in December. If necessary, dividends and net capital gains may be distributed at other times as well.

  HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Portfolio's daily net asset value ("NAV"). The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations.

TAXES

  TAXES ON DISTRIBUTIONS

  Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by a Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

  TAXATION OF THE PORTFOLIOS

  Dividends, interest, and some capital gains received by the Portfolios on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

  The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distributions each year of all their net investment income and net capital gains. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to satisfy the diversification requirements applicable to insurance company separate accounts under the Internal Revenue Code.


                                                     Distributions and taxes  35

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Investors may not purchase or redeem Shares of the Portfolios directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. Certain Portfolios may not be available in connection with a particular contract, and certain contracts may limit allocations among the Portfolios. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

  With certain limited exceptions, the Portfolios are available only to U.S. citizens or residents.

PRICING OF PORTFOLIO SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Portfolio's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Portfolio's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Portfolio's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Portfolio or its agents. In order to receive a day's price, your order must be received in good order by a Portfolio (or insurance company or plan sponsor) or its agents by the close of the regular trading session of the NYSE.

  Securities held by the Portfolios are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Portfolios' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. The Portfolios may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

  Due to the subjective nature of fair value pricing, a Portfolio's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Portfolio's portfolio securities and the reflection of such change in that Portfolio's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling shares of a Portfolio may dilute the NAV of that Portfolio, which negatively impacts long-term shareholders. The Portfolios' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Portfolio, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


36  Janus Aspen Series

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

  Under a distribution and shareholder servicing plan (the "Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and services performed by such entities. Because 12b-1 fees are paid out of the Portfolios' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected insurance companies, qualified plan service providers or their affiliates, or other financial intermediaries that distribute, market, or promote the Portfolios or perform related services for contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Portfolios. Such payments may be in addition to, or in lieu of, the fees described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) fees or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price a contract owner or plan participant pays for Shares nor the amount that a Janus fund receives to invest on behalf of the contract owner or plan participant. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolios and when considering which share class of a Portfolio is most appropriate for you. Please contact your insurance company or plan sponsor for details on such arrangements.

PURCHASES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf. As discussed under "Payments to financial intermediaries by Janus Capital or its affiliates," Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers, or their affiliates, or other financial



                                                         Shareholder's guide  37
  intermediaries that were instrumental in the acquisition or retention of accounts in the Portfolios or that provide services in connection with investments in the Portfolios. You should consider such arrangements when evaluating any recommendation of the Portfolios.

  Each Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolios are not intended for excessive trading. For more information about the Portfolios' policy on excessive trading, refer to "Excessive Trading."

  The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your insurance company or plan sponsor is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your insurance company or plan sponsor may temporarily limit additional share purchases. In addition, your insurance company or plan sponsor may close an account if they are unable to verify a shareholder's identity. Please contact your insurance company or plan sponsor if you need additional assistance when completing your application or additional information about the insurance company or plan sponsor's Anti-Money Laundering Program.

  POTENTIAL CONFLICTS

  Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its Shares to unaffiliated variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolios may refuse to sell their Shares to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans, and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

REDEMPTIONS

  Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

  Shares of each Portfolio may be redeemed on any business day on which the Portfolio's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Portfolio or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.

  Each Portfolio reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolios to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or
  (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  LARGE SHAREHOLDER REDEMPTIONS

  Certain participating insurance companies, accounts, or Janus affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio's Shares. Redemptions by these participating insurance companies



38  Janus Aspen Series
  or accounts of their holdings in a Portfolio may impact the Portfolio's liquidity and NAV. These redemptions may also force a Portfolio to sell securities, which may negatively impact the Portfolio's brokerage costs.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. However, each Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Portfolio for cash redemptions.

  While a Portfolio may pay redemptions in-kind, a Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If a Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio's NAV and may increase brokerage costs.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares ("excessive trading"). The Portfolios are intended for long-term investment purposes only, and the Portfolios will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Portfolios' excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolios may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and redemptions of the Portfolios' shares by multiple investors are aggregated by the intermediary and presented to the Portfolios on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Portfolios attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Portfolio Shares;" and

  - redemption fees (where applicable on certain classes of certain Portfolios).

  Generally, a purchase and redemption of Shares from the same Portfolio within 90 calendar days (i.e., "round trip") may result in enforcement of a Portfolio's excessive trading policies and procedures with respect to future purchase orders, provided that the Portfolios reserve the right to reject any purchase request as explained above.

  The Portfolios monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege (if permitted by your insurance company or plan sponsor) of any investor who makes more than one round trip in a Portfolio over a 90-day period, and may bar future purchases into the Portfolio and any of the other Janus funds by such investor. The Portfolios' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your insurance company or plan sponsor) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Portfolios' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.




                                                         Shareholder's guide  39

  Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolios' excessive trading policies and procedures and may be rejected in whole or in part by a Portfolio. The Portfolios, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolios, and thus the Portfolios may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolios' excessive trading policies may be cancelled or revoked by a Portfolio by the next business day following receipt by that Portfolio.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolios or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolios' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems' capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Portfolio shares, such as periodic rebalancing through intermediaries (no more frequently than every 60 days) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Portfolios' methods to detect and deter excessive trading.

  Each Portfolio also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Portfolio. For example, a Portfolio may refuse a purchase order if the portfolio managers believe they would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Portfolios' policies and procedures regarding excessive trading may be modified at any time by the Portfolios' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Portfolio's long-term shareholders. Excessive trading into and out of a Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Portfolio's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Portfolio, which negatively impacts long-term shareholders. Although the Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Portfolio shares.

  Although the Portfolios take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolios may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the Portfolios' identification of excessive trading transactions in the Portfolios through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may



40  Janus Aspen Series
  govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of a Portfolio. Although the Portfolios encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolios cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolios.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios' holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to portfolio shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Portfolio holdings (excluding derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Holdings & Details tab of each portfolio at janus.com/variable-insurance.

    Each portfolio may provide, upon request, historical full holdings on a monthly basis for periods prior to the previous quarter-end subject to a written confidentiality agreement.

  - TOP HOLDINGS. Each portfolio's top portfolio holdings, in order of position size and as a percentage of a portfolio's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most portfolios disclose their top ten portfolio holdings. However, certain portfolios disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Portfolios disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the portfolios' holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the portfolios' SAIs.

SHAREHOLDER COMMUNICATIONS

  Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolios that you have authorized for investment. These reports show each Portfolio's investments and the market value of such investments, as well as other information about each Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust's fiscal year ends December 31.




                                                         Shareholder's guide  41

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  The financial highlights tables are intended to help you understand the Portfolios' financial performance through December 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Portfolio Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and the net expense ratio reflects expenses after any expense offset arrangement. Both expense ratios reflect expenses after waivers (reimbursements), if applicable. The information shown for the fiscal periods ended December 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.

  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Service Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the periods shown would be lower. "Total return" information may include adjustments in accordance with generally accepted accounting principles. As a result, returns may differ from returns for shareholder transactions.


FLEXIBLE BOND PORTFOLIO - SERVICE SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                                     Years ended December 31
                                                                         2009       2008       2007       2006       2005

 NET ASSET VALUE, BEGINNING OF PERIOD                                   $12.32     $12.13     $11.86     $11.91     $12.70

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                             0.55       0.52       0.62       0.51       0.53
 Net gain/(loss) on securities (both realized and unrealized)             1.01       0.16       0.17     (0.05)     (0.31)

 Total from investment operations                                         1.56       0.68       0.79       0.46       0.22

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                 (0.52)     (0.49)     (0.52)     (0.49)     (0.58)
 Distributions (from capital gains)                                     (0.01)         --         --     (0.02)     (0.43)

 Total distributions                                                    (0.53)     (0.49)     (0.52)     (0.51)     (1.01)


 NET ASSET VALUE, END OF PERIOD                                         $13.35     $12.32     $12.13     $11.86     $11.91


 Total return                                                           12.89%      5.71%      6.80%      3.98%      1.76%

 Net assets, end of period (in thousands)                              $73,555    $33,244    $22,444    $27,630    $32,909
 Average net assets for the period (in thousands)                      $55,100    $28,537    $29,701    $30,780    $33,352
 Ratio of gross expenses to average net assets(1)(2)                     0.84%      0.85%      0.86%      0.89%      0.83%
 Ratio of net expenses to average net assets(3)                          0.84%      0.85%      0.85%      0.89%      0.82%
 Ratio of net investment income/(loss) to average net assets             4.42%      4.32%      4.66%      4.36%      3.94%
 Portfolio turnover rate                                                  271%       169%       138%(4)    163%(4)    171%(4)
--------------------------------------------------------------------------------------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) The expense ratio reflects expenses after any expense offset arrangements.

(4) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 139% in 2007, 165% in 2006, and 177% in 2005.


42  Janus Aspen Series

BALANCED PORTFOLIO - SERVICE SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        Years ended December 31
                                                                         2009        2008        2007        2006        2005

 NET ASSET VALUE, BEGINNING OF PERIOD                                    $23.76      $31.07      $28.83      $26.61      $25.24

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                              0.73        0.72        0.70        0.49        0.45
 Net gain/(loss) on securities (both realized and unrealized)              5.11      (5.37)        2.24        2.27        1.46

 Total from investment operations                                          5.84      (4.65)        2.94        2.76        1.91

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                  (0.71)      (0.68)      (0.70)      (0.54)      (0.54)
 Distributions (from capital gains)                                      (0.96)      (1.98)          --          --          --

 Total distributions                                                     (1.67)      (2.66)      (0.70)      (0.54)      (0.54)


 NET ASSET VALUE, END OF PERIOD                                          $27.93      $23.76      $31.07      $28.83      $26.61


 Total return                                                            25.53%    (16.00)%      10.25%      10.46%       7.62%

 Net assets, end of period (in thousands)                              $666,112    $479,208    $579,181    $509,087    $559,467
 Average net assets for the period (in thousands)                      $554,206    $542,837    $545,997    $515,319    $526,693
 Ratio of gross expenses to average net assets(1)(2)                      0.82%       0.82%       0.82%       0.83%       0.82%
 Ratio of net expenses to average net assets(3)                           0.82%       0.82%       0.82%       0.82%       0.82%
 Ratio of net investment income/(loss) to average net assets              2.77%       2.53%       2.27%       1.79%       1.77%
 Portfolio turnover rate                                                   169%        120%         54%         52%         52%
-------------------------------------------------------------------------------------------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  43

ENTERPRISE PORTFOLIO - SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                                    Years ended December 31
                                                                     2009        2008        2007        2006        2005

 NET ASSET VALUE, BEGINNING OF PERIOD                                $20.70      $38.97      $32.19      $28.41      $25.36

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                        (0.09)        0.02        0.04      (0.09)      (0.05)
 Net gain/(loss) on securities (both realized and unrealized)          9.29     (16.34)        6.96        3.87        3.10

 Total from investment operations                                      9.20     (16.32)        7.00        3.78        3.05

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                  --      (0.02)      (0.02)          --          --
 Distributions (from capital gains)                                      --      (1.93)      (0.20)          --          --

 Total distributions                                                     --      (1.95)      (0.22)          --          --


 NET ASSET VALUE, END OF PERIOD                                      $29.90      $20.70      $38.97      $32.19      $28.41


 Total return                                                        44.44%    (43.88)%      21.80%      13.31%      12.03%

 Net assets, end of period (in thousands)                          $221,824    $186,105    $368,990    $254,484    $256,225
 Average net assets for the period (in thousands)                  $196,683    $300,898    $300,362    $253,611    $244,487
 Ratio of gross expenses to average net assets(1)(2)                  0.95%       0.92%       0.93%       0.94%       0.92%
 Ratio of net expenses to average net assets(3)                       0.95%       0.92%       0.93%       0.94%       0.92%
 Ratio of net investment income/(loss) to average net assets        (0.25)%       0.07%       0.01%     (0.28)%     (0.23)%
 Portfolio turnover rate                                                36%         60%         45%         41%         32%
---------------------------------------------------------------------------------------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) The expense ratio reflects expenses after any expense offset arrangements.




44  Janus Aspen Series

OVERSEAS PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Years ended December 31
                                                                          2009         2008         2007         2006        2005


 NET ASSET VALUE, BEGINNING OF PERIOD                                      $26.07       $64.56       $50.62       $35.17     $26.94

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                                0.34         0.68         0.38         0.46       0.31
 Net gain/(loss) on securities (both realized and unrealized)               19.86      (30.36)        13.82        15.79       8.24

 Total from investment operations                                           20.20      (29.68)        14.20        16.25       8.55

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                    (0.15)       (0.57)       (0.26)       (0.80)     (0.32)
 Distributions (from capital gains)                                        (1.04)       (8.24)           --           --         --

 Total distributions                                                       (1.19)       (8.81)       (0.26)       (0.80)     (0.32)


 NET ASSET VALUE, END OF PERIOD                                            $45.08       $26.07       $64.56       $50.62     $35.17


 Total return                                                              78.66%     (52.15)%       28.09%       46.66%     31.94%

 Net assets, end of period (in thousands)                              $1,254,824     $757,331   $1,549,980   $1,072,922   $635,357
 Average net assets for the period (in thousands)                      $1,001,144   $1,251,214   $1,326,458     $826,815   $523,662
 Ratio of gross expenses to average net assets(1)(2)                        0.95%        0.94%        0.95%        0.96%      0.95%
 Ratio of net expenses to average net assets(3)                             0.95%        0.94%        0.95%        0.96%      0.95%
 Ratio of net investment income/(loss) to average net assets                0.39%        1.10%        0.44%        1.49%      0.78%
 Portfolio turnover rate                                                      44%          56%          59%          60%        57%
-----------------------------------------------------------------------------------------------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) The expense ratio reflects expenses after any expense offset arrangements.



                                                        Financial highlights  45

GLOBAL TECHNOLOGY PORTFOLIO - SERVICE SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                                       Years ended December 31
                                                                         2009       2008        2007        2006        2005

 NET ASSET VALUE, BEGINNING OF PERIOD                                    $2.90       $5.18       $4.27       $3.96       $3.55

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                               --          --        0.02          --          --
 Net gain/(loss) on securities (both realized and unrealized)             1.65      (2.28)        0.91        0.31        0.41

 Total from investment operations                                         1.65      (2.28)        0.93        0.31        0.41

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                     --          --      (0.02)          --          --
 Distributions (from capital gains)                                         --          --          --          --          --

 Total distributions                                                        --          --      (0.02)          --          --


 NET ASSET VALUE, END OF PERIOD                                          $4.55       $2.90       $5.18       $4.27       $3.96


 Total return                                                           56.90%    (43.97)%      21.70%       7.83%      11.55%

 Net assets, end of period (in thousands)                              $99,472     $62,274    $137,367    $132,281    $138,172
 Average net assets for the period (in thousands)                      $78,097    $101,523    $133,221    $134,175    $134,959
 Ratio of gross expenses to average net assets(1)(2)                     1.22%(3)    1.11%(3)    1.07%(3)    1.08%       0.98%
 Ratio of net expenses to average net assets(4)                          1.22%(3)    1.11%(3)    1.07%(3)    1.08%       0.98%
 Ratio of net investment income/(loss) to average net assets           (0.56)%     (0.23)%(5)    0.39%     (0.12)%     (0.24)%
 Portfolio turnover rate                                                  101%         92%         67%         89%         42%
------------------------------------------------------------------------------------------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) "Ratio of gross expenses to average net assets" and "Ratio of net expenses to average net assets" includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.18% and 1.17%, respectively, in 2009, 1.11% and 1.11%, respectively, in 2008, and 1.07% and 1.07%, respectively in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4) The expense ratio reflects expenses after any expense offset arrangements.
(5) As a result of the recharacterization of dividend income to return of capital, the "Ratio of net investment income/(loss) to average net assets" has been reduced by 0.02%. The adjustment had no impact on total net assets or total return of the class.



46  Janus Aspen Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolios may invest, as well as some general investment terms. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  AVERAGE-WEIGHTED EFFECTIVE MATURITY is a measure of a bond's maturity. The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Portfolio purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Portfolio may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Portfolio's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  DURATION is the time it will take investors to recoup their investment in a bond. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Portfolio with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Portfolio's duration is usually shorter than its average maturity.


                                                Glossary of investment terms  47

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Portfolio may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.

  MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

  MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.




48  Janus Aspen Series

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  DERIVATIVES are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps and futures contracts.




                                                Glossary of investment terms  49

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Portfolio's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.




50  Janus Aspen Series

  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Portfolio's total assets in an industry or group of industries.

  LEVERAGE is when a Portfolio increases its assets available for investment using borrowings or similar transactions. Because short sales involve borrowing securities and then selling them, a Portfolio's short sales effectively leverage a Portfolio's assets. The use of leverage may make any changes in a Portfolio's NAV even greater and thus result in increased volatility of returns. A Portfolio's assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force a Portfolio to use its other assets to increase the collateral. Leverage also creates interest expense that may lower a Portfolio's overall returns.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain portfolios, while others do not emphasize investments in companies of any particular size.

  NET LONG is a term used to describe when a Portfolio's assets committed to long positions exceed those committed to short positions.

  NONDIVERSIFICATION is a classification given to a portfolio under the 1940 Act. Portfolios are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a portfolio may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A portfolio that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a portfolio that is classified as "diversified." This gives a "nondiversified" portfolio more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of a portfolio but also may increase the risk of a portfolio.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Portfolio may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Portfolio owns, or the Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. A Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  51

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------


  The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

  BOND RATING                     EXPLANATION
  ---------------------------------------------------------------------------------------------------------------------
  Investment Grade

  AAA...........................  Highest rating; extremely strong capacity to pay principal and interest.

  AA............................  High quality; very strong capacity to pay principal and interest.

  A.............................  Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

  BBB...........................  Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

  Non-Investment Grade

  BB............................  Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B.............................  More vulnerable to nonpayment than obligations rated 'BB', but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC...........................  Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  CC............................  Currently highly vulnerable to nonpayment.

  C.............................  Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.

  D.............................  In default.



FITCH, INC.


  BOND RATING                     EXPLANATION
  ---------------------------------------------------------------------------------------------------------------------
  Investment Grade

  AAA...........................  Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.

  AA............................  Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.

  A.............................  High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB...........................  Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.

  Non-Investment Grade

  BB............................  Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.

  B.............................  Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.

  CCC...........................  May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.

  CC............................  May indicate distressed or defaulted obligations with potential for average or below-
                                  average levels of recovery.

  C.............................  May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.

  D.............................  In default.




52  Janus Aspen Series

MOODY'S INVESTORS
SERVICE, INC.

  BOND RATING                     EXPLANATION
  ---------------------------------------------------------------------------------------------------------------------
  Investment Grade

  Aaa...........................  Highest quality, smallest degree of investment risk.

  Aa............................  High quality; together with Aaa bonds, they compose the high-grade bond group.

  A.............................  Upper to medium-grade obligations; many favorable investment attributes.

  Baa...........................  Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

  Non-Investment Grade

  Ba............................  More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

  B.............................  Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

  Caa...........................  Poor standing, may be in default; elements of danger with respect to principal or interest payments.

  Ca............................  Speculative in a high degree; could be in default or have other marked shortcomings.

  C.............................  Lowest rated; extremely poor prospects of ever attaining investment standing.



  Unrated securities will be treated as non-investment grade securities unless the portfolio managers determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.

SECURITIES HOLDINGS BY RATING CATEGORY

  During the year ended December 31, 2009, the percentage of securities holdings for Flexible Bond Portfolio by rating category based upon a weighted monthly average was:

  FLEXIBLE BOND PORTFOLIO
  --------------------------------------------------------------------------------------------------
   BONDS AND LOANS-S&P RATING:
   AAA                                                                                       33.62%
   AA                                                                                         4.67%
   A                                                                                         15.55%
   BBB                                                                                       31.44%
   BB                                                                                         8.30%
   B                                                                                          2.48%
   CCC                                                                                        0.80%
   CC                                                                                            --
   C                                                                                             --
   Not Rated                                                                                  1.22%
   Cash and Cash Equivalents                                                                  1.92%
   TOTAL                                                                                    100.00%
  --------------------------------------------------------------------------------------------------







                                            Explanation of rating categories  53

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                   You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your insurance company or plan sponsor, or by contacting a Janus representative at 1-877-335-2687. The Portfolios' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/variable-insurance. Additional information about the Portfolios' investments is available in the Portfolios' annual and semiannual reports. In the Portfolios' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Portfolios.

                   The Statement of Additional Information
                   provides detailed information about the
                   Portfolios and is incorporated into this Prospectus by reference. You may review and copy information about the Portfolios (including the Portfolios' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Commission's Public Reference Section, Washington, D.C. 20549-1520 (1-202-551-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Portfolios from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                                  (JANUS LOGO)

                               JANUS.COM/VARIABLE-INSURANCE

                               151 Detroit Street
                               Denver, CO 80206-4805
                               1-877-335-2687

            The Trust's Investment Company Act File No. is 811-7736.

                                                                May 1, 2010


                                                                SERVICE SHARES
                                                                    TICKER
BOND
  Flexible Bond Portfolio...................................          N/A
GROWTH & CORE
  Balanced Portfolio........................................          N/A
  Forty Portfolio...........................................          N/A
  Janus Portfolio...........................................          N/A
INTERNATIONAL & GLOBAL
  Overseas Portfolio........................................          N/A
  Worldwide Portfolio.......................................          N/A




                            JANUS ASPEN SERIES

                                Prospectus



The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



       This Prospectus describes six series (each, a "Portfolio" and collectively, the "Portfolios") of Janus Aspen Series (the "Trust") with a variety of investment objectives. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Portfolio.

       Each Portfolio of Janus Aspen Series currently offers one or more classes of shares. The Service Shares (the "Shares") are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

       Janus Aspen Series - Service Shares sells and redeems its Shares at net asset value without sales charges, commissions, or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract, and certain contracts may limit allocations among the Portfolios. Refer to the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

       Certain Janus Aspen Series Portfolios have similar investment objectives and similar principal strategies to corresponding Janus retail funds. Although it is anticipated that a Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, expenses, cash flow needs, and other factors may result in differences in investment performance.

       This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




PORTFOLIO SUMMARY
  Flexible Bond Portfolio.....................................................     2
  Balanced Portfolio..........................................................     6
  Forty Portfolio.............................................................    10
  Janus Portfolio.............................................................    13
  Overseas Portfolio..........................................................    17
  Worldwide Portfolio.........................................................    20

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS
  Fees and expenses...........................................................    23
  Additional investment strategies and general portfolio policies.............    23
  Risks of the Portfolios.....................................................    29

MANAGEMENT OF THE PORTFOLIOS
  Investment adviser..........................................................    33
  Management expenses.........................................................    33
  Investment personnel........................................................    35

OTHER INFORMATION.............................................................    38

DISTRIBUTIONS AND TAXES.......................................................    40

SHAREHOLDER'S GUIDE
  Pricing of portfolio shares.................................................    41
  Distribution and service fees...............................................    42
  Payments to financial intermediaries by Janus Capital or its affiliates.....    42
  Purchases...................................................................    42
  Redemptions.................................................................    43
  Excessive trading...........................................................    44
  Shareholder communications..................................................    46

FINANCIAL HIGHLIGHTS..........................................................    47

GLOSSARY OF INVESTMENT TERMS..................................................    53

EXPLANATION OF RATING CATEGORIES..............................................    58





                                                            Table of contents  1

  Portfolio Summary
--------------------------------------------------------------------------------
  FLEXIBLE BOND PORTFOLIO
  Ticker: N/A  Service Shares

  INVESTMENT OBJECTIVE

  FLEXIBLE BOND PORTFOLIO seeks to obtain maximum total return, consistent with preservation of capital.

  FEES AND EXPENSES OF THE PORTFOLIO

  This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE FOLLOWING TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

  ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

  Management Fees..................................................   0.53%
  Distribution/Service (12b-1) Fees................................   0.25%
  Other Expenses...................................................   0.06%
  Total Annual Fund Operating Expenses.............................   0.84%
  Fee Waiver(1)....................................................   0.04%
  Net Annual Fund Operating Expenses After Fee Waiver..............   0.80%


  ------------------------------------------------------------------------------
  (1) Janus Capital has contractually agreed to waive the Portfolio's total annual fund operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2011. The contractual waiver may be terminated or modified at any time prior to this date only at the discretion of the Board of Trustees.
  ------------------------------------------------------------------------------

  EXAMPLE:

  THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 Year   3 Years   5 Years   10 Years
                                                                 -------------------------------------
  Service Shares..............................................    $ 86     $ 268     $ 466     $ 1,037


  PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 271% of the average value of its portfolio.

  PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The Portfolio will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Portfolio will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. The Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. Due to the nature of the securities in which the Portfolio invests, it may have relatively high portfolio turnover compared to other Portfolios.

  In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the portfolio managers look at securities

2  Janus Aspen Series
  one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies.

  The Portfolio may also invest in foreign debt securities, which may include investments in emerging markets.

  The Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.

  PRINCIPAL INVESTMENT RISKS

  Although the Portfolio may be less volatile than funds that invest most of their assets in common stocks, the Portfolio's returns and yields will vary, and you could lose money.

  FIXED-INCOME SECURITIES RISK. The Portfolio invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Portfolio's net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, and liquidity risk.

  MORTGAGE-BACKED SECURITIES RISK. Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of securities. Investments in mortgage-backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates. These risks may reduce the Portfolio's returns. In addition, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

  HIGH-YIELD/HIGH-RISK BOND RISK. The Portfolio will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Portfolio's performance.

  FOREIGN EXPOSURE RISK. The Portfolio may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in Flexible Bond Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return



                                                            Portfolio Summary  3
  computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/variable-insurance or by calling 1-877-335-2687.

      ANNUAL TOTAL RETURN (YEARS ENDED 12/31)                     SERVICE SHARES

             6.00%    7.49%   10.16%    6.17%    3.70%    1.76%    3.98%    6.80%    5.71%   12.98%
             2000     2001     2002     2003     2004     2005     2006     2007     2008     2009

       Best Quarter:  3rd-2009 5.85%     Worst Quarter:  2nd-2004 -2.97%




                                                    Average annual total return for periods ended 12/31/09
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                       1 year     5 years     10 years        (9/13/93)
  Flexible Bond Portfolio - Service Shares             12.98%      6.16%        6.43%           7.17%
  Barclays Capital U.S. Aggregate Bond Index            5.93%      4.97%        6.33%           6.02%
    (reflects no deduction for fees or expenses)
                                                     -----------------------------------------------------


  MANAGEMENT

  INVESTMENT ADVISER: Janus Capital Management LLC

  PORTFOLIO MANAGERS: GIBSON SMITH, Co-Chief Investment Officer of Janus Capital, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since May 2007. DARRELL WATTERS is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since May 2007.

  PURCHASE AND SALE OF PORTFOLIO SHARES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

  TAX INFORMATION

  Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract.

  PAYMENTS TO INSURERS, BROKER-DEALERS, AND OTHER FINANCIAL INTERMEDIARIES

  Portfolio shares are generally available only through an insurer's variable contracts, or an employer or other retirement plan (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other



4  Janus Aspen Series
  financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer's decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary's website, or consult your insurance contract prospectus for more information.




                                                            Portfolio Summary  5

  Portfolio Summary
--------------------------------------------------------------------------------
  BALANCED PORTFOLIO
  Ticker: N/A  Service Shares

  INVESTMENT OBJECTIVE

  BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

  FEES AND EXPENSES OF THE PORTFOLIO

  This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE FOLLOWING TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

  ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

  Management Fees..................................................   0.55%
  Distribution/Service (12b-1) Fees................................   0.25%
  Other Expenses...................................................   0.02%
  Total Annual Fund Operating Expenses.............................   0.82%


  ------------------------------------------------------------------------------

  EXAMPLE:

  The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 Year   3 Years   5 Years   10 Years
                                                                 -------------------------------------
  Service Shares..............................................    $ 84     $ 262     $ 455     $ 1,014


  PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 169% of the average value of its portfolio.

  PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities.

  In choosing investments for the Portfolio, the portfolio managers apply a "bottom up" approach with one portfolio manager focusing on the equity portion of the Portfolio and the other portfolio manager focusing on the fixed-income portion of the Portfolio. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. The portfolio managers share day-to-day responsibility for the Portfolio's investments.

  The Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

  The Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.


6  Janus Aspen Series

  PRINCIPAL INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

  GROWTH SECURITIES RISK. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. The price of a "growth" security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

  FIXED-INCOME SECURITIES RISK. The Portfolio may hold debt and other fixed-income securities to generate income. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Portfolio's net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, and liquidity risk.

  MORTGAGE-BACKED SECURITIES RISK. Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of securities. Investments in mortgage-backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates. These risks may reduce the Portfolio's returns. In addition, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

  FOREIGN EXPOSURE RISK. The Portfolio may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.




                                                            Portfolio Summary  7

  The Portfolio's past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/variable-insurance or by calling 1-877-335-2687.

      ANNUAL TOTAL RETURN (YEARS ENDED 12/31)                     SERVICE SHARES

            -1.37%   -4.90%   -6.67%   13.72%    8.29%    7.62%   10.41%   10.29%   -16.06%  25.58%
             2000     2001     2002     2003     2004     2005     2006     2007     2008     2009

       Best Quarter:  3rd-2009 11.42%     Worst Quarter:  3rd-2008 -7.84%




                                                             Average annual total return for periods ended 12/31/09
                                                             ------------------------------------------------------
                                                                                                    Since Inception
                                                                1 year     5 years     10 years        (9/13/93)
  Balanced Portfolio - Service Shares                           25.58%      6.68%        4.07%           10.14%
  S&P 500(R) Index                                              26.46%      0.42%       -0.95%            7.58%
    (reflects no deduction for fees or expenses)
  Barclays Capital U.S. Aggregate Bond Index                     5.93%      4.97%        6.33%            6.02%
    (reflects no deduction for fees or expenses)
  Barclays Capital U.S. Government/Credit Bond Index             4.52%      4.71%        6.34%            5.91%
    (reflects no deduction for fees or expenses)
  Balanced Index                                                16.65%      2.65%        2.64%            7.16%
    (reflects no deduction for fees or expenses)
                                                              -----------------------------------------------------


  The Balanced Index is an internally calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500(R) Index (55%) and the Barclays Capital U.S. Government/Credit Bond Index (45%).

  MANAGEMENT

  INVESTMENT ADVISER: Janus Capital Management LLC

  PORTFOLIO MANAGERS: MARC PINTO, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since May 2005. GIBSON SMITH, Co-Chief Investment Officer of Janus Capital, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since May 2005.

  PURCHASE AND SALE OF PORTFOLIO SHARES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

  TAX INFORMATION

  Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract.




8  Janus Aspen Series

  PAYMENTS TO INSURERS, BROKER-DEALERS, AND OTHER FINANCIAL INTERMEDIARIES

  Portfolio shares are generally available only through an insurer's variable contracts, or an employer or other retirement plan (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer's decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary's website, or consult your insurance contract prospectus for more information.




                                                            Portfolio Summary  9

  Portfolio Summary
--------------------------------------------------------------------------------
  FORTY PORTFOLIO
  Ticker: N/A  Service Shares

  INVESTMENT OBJECTIVE

  FORTY PORTFOLIO seeks long-term growth of capital.

  FEES AND EXPENSES OF THE PORTFOLIO

  This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE FOLLOWING TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

  ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

  Management Fees..................................................   0.64%
  Distribution/Service (12b-1) Fees................................   0.25%
  Other Expenses...................................................   0.04%
  Total Annual Fund Operating Expenses.............................   0.93%


  ------------------------------------------------------------------------------

  EXAMPLE:

  The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 Year   3 Years   5 Years   10 Years
                                                                 -------------------------------------
  Service Shares..............................................    $ 95     $ 296     $ 515     $ 1,143


  PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 32% of the average value of its portfolio.

  PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies.

  The Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

  The Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.

  PRINCIPAL INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


10  Janus Aspen Series

  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

  GROWTH SECURITIES RISK. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. The price of a "growth" security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

  NONDIVERSIFICATION RISK. The Portfolio is classified as nondiversified under the Investment Company Act of 1940, as amended. This gives the portfolio manager more flexibility to hold larger positions in a smaller number of securities. As a result, an increase or decrease in the value of a single security may have a greater impact on the Portfolio's NAV and total return.

  FOREIGN EXPOSURE RISK. The Portfolio may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of December 31, 2009, approximately 6.2% of the Portfolio's investments were in emerging markets.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/variable-insurance or by calling 1-877-335-2687.




                                                           Portfolio Summary  11

      ANNUAL TOTAL RETURN (YEARS ENDED 12/31)                     SERVICE SHARES

            -18.37%  -21.83%  -15.93%  20.23%   17.97%   12.56%    9.12%   36.63%   -44.31%  46.01%
             2000     2001     2002     2003     2004     2005     2006     2007     2008     2009

       Best Quarter:  2nd-2009 22.06%     Worst Quarter:  3rd-2008 -25.39%




                                                    Average annual total return for periods ended 12/31/09
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                       1 year     5 years     10 years         (5/1/97)
  Forty Portfolio - Service Shares                     46.01%      6.41%        0.38%           10.20%
  Russell 1000(R) Growth Index                         37.21%      1.63%       -3.99%            3.25%
    (reflects no deduction for fees or expenses)
  S&P 500(R) Index                                     26.46%      0.42%       -0.95%            4.47%
    (reflects no deduction for fees or expenses)
                                                     -----------------------------------------------------


  MANAGEMENT

  INVESTMENT ADVISER: Janus Capital Management LLC

  PORTFOLIO MANAGER: RON SACHS, CFA, is Executive Vice President and Portfolio Manager of the Portfolio, which he has managed since January 2008.

  PURCHASE AND SALE OF PORTFOLIO SHARES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

  TAX INFORMATION

  Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract.

  PAYMENTS TO INSURERS, BROKER-DEALERS, AND OTHER FINANCIAL INTERMEDIARIES

  Portfolio shares are generally available only through an insurer's variable contracts, or an employer or other retirement plan (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer's decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary's website, or consult your insurance contract prospectus for more information.




12  Janus Aspen Series

  Portfolio Summary
--------------------------------------------------------------------------------
  JANUS PORTFOLIO
  Ticker: N/A  Service Shares

  INVESTMENT OBJECTIVE

  JANUS PORTFOLIO seeks long-term growth of capital.

  FEES AND EXPENSES OF THE PORTFOLIO

  This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE FOLLOWING TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

  ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

  Management Fees..................................................   0.64%
  Distribution/Service (12b-1) Fees................................   0.25%
  Other Expenses...................................................   0.03%
  Total Annual Fund Operating Expenses.............................   0.92%


  ------------------------------------------------------------------------------

  EXAMPLE:

  The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 Year   3 Years   5 Years   10 Years
                                                                 -------------------------------------
  Service Shares..............................................    $ 94     $ 293     $ 509     $ 1,131


  PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 56% of the average value of its portfolio.

  PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio may invest in companies of any size, it generally invests in larger, more established companies. As of December 31, 2009, the Portfolio's weighted average market capitalization was $65.3 billion.

  The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies.

  The Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

  The Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.

  PRINCIPAL INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


                                                           Portfolio Summary  13

  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

  GROWTH SECURITIES RISK. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. The price of a "growth" security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

  FOREIGN EXPOSURE RISK. The Portfolio may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/variable-insurance or by calling 1-877-335-2687.




14  Janus Aspen Series

      ANNUAL TOTAL RETURN (YEARS ENDED 12/31)                     SERVICE SHARES

            -14.75%  -24.90%  -26.72%  31.49%    4.25%    4.01%   11.13%   14.80%   -39.87%  36.01%
             2000     2001     2002     2003     2004     2005     2006     2007     2008     2009

       Best Quarter:  3rd-2009 15.92%     Worst Quarter:  3rd-2001 -24.83%




                                                    Average annual total return for periods ended 12/31/09
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                       1 year     5 years     10 years        (9/13/93)
  Janus Portfolio - Service Shares                     36.01%      1.65%       -3.54%           6.25%
  Russell 1000(R) Growth Index                         37.21%      1.63%       -3.99%           6.75%
    (reflects no deduction for fees or expenses)
  S&P 500(R) Index                                     26.46%      0.42%       -0.95%           7.58%
    (reflects no deduction for fees or expenses)
  Core Growth Index                                    31.78%      1.05%       -2.42%           7.22%
    (reflects no deduction for fees or expenses)
                                                     -----------------------------------------------------


  The Core Growth Index is an internally calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000(R) Growth Index (50%) and the S&P 500(R) Index (50%).

  MANAGEMENT

  INVESTMENT ADVISER: Janus Capital Management LLC

  PORTFOLIO MANAGERS: JONATHAN D. COLEMAN, CFA, is Co-Chief Investment Officer of Janus Capital, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since November 2007. DANIEL RIFF is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since November 2007.

  PURCHASE AND SALE OF PORTFOLIO SHARES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

  TAX INFORMATION

  Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract.

  PAYMENTS TO INSURERS, BROKER-DEALERS, AND OTHER FINANCIAL INTERMEDIARIES

  Portfolio shares are generally available only through an insurer's variable contracts, or an employer or other retirement plan (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other



                                                           Portfolio Summary  15
  financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer's decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary's website, or consult your insurance contract prospectus for more information.




16  Janus Aspen Series

  Portfolio Summary
--------------------------------------------------------------------------------
  OVERSEAS PORTFOLIO
  Ticker: N/A  Service Shares

  INVESTMENT OBJECTIVE

  OVERSEAS PORTFOLIO seeks long-term growth of capital.

  FEES AND EXPENSES OF THE PORTFOLIO

  This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE FOLLOWING TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

  ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

  Management Fees..................................................   0.64%
  Distribution/Service (12b-1) Fees................................   0.25%
  Other Expenses...................................................   0.06%
  Total Annual Fund Operating Expenses.............................   0.95%


  ------------------------------------------------------------------------------

  EXAMPLE:

  The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 Year   3 Years   5 Years   10 Years
                                                                 -------------------------------------
  Service Shares..............................................    $ 97     $ 303     $ 525     $ 1,166


  PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 44% of the average value of its portfolio.

  PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Portfolio may have significant exposure to emerging markets. The Portfolio may also invest in U.S. and foreign debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies.

  The Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.


                                                           Portfolio Summary  17

  PRINCIPAL INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  FOREIGN EXPOSURE RISK. The Portfolio normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of December 31, 2009, approximately 21.1% of the Portfolio's investments were in emerging markets.

  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

  GROWTH SECURITIES RISK. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. The price of a "growth" security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/variable-insurance or by calling 1-877-335-2687.




18  Janus Aspen Series

      ANNUAL TOTAL RETURN (YEARS ENDED 12/31)                     SERVICE SHARES

            -16.14%  -23.43%  -25.76%  34.53%   18.69%   31.94%   46.63%   28.02%   -52.23%  79.07%
             2000     2001     2002     2003     2004     2005     2006     2007     2008     2009

       Best Quarter:  2nd-2009 38.49%     Worst Quarter:  4th-2008 -26.61%




                                                                       Average annual total return for periods ended 12/31/09
                                                                       ------------------------------------------------------
                                                                                                              Since Inception
                                                                          1 year     5 years     10 years         (5/2/94)
  Overseas Portfolio - Service Shares                                     79.07%      16.20%       4.90%           12.87%
  Morgan Stanley Capital International All Country World                  41.45%       5.83%       2.71%             N/A
    ex-U.S. Index(SM) (reflects no deduction for fees or expenses)
  Morgan Stanley Capital International EAFE(R) Index                      31.78%       3.54%       1.17%            4.70%
    (reflects no deduction for fees or expenses)
                                                                        -----------------------------------------------------


  MANAGEMENT

  INVESTMENT ADVISER: Janus Capital Management LLC

  PORTFOLIO MANAGER: BRENT A. LYNN, CFA, is Executive Vice President and Portfolio Manager of the Portfolio, which he has managed or co-managed since January 2001.

  PURCHASE AND SALE OF PORTFOLIO SHARES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

  TAX INFORMATION

  Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract.

  PAYMENTS TO INSURERS, BROKER-DEALERS, AND OTHER FINANCIAL INTERMEDIARIES

  Portfolio shares are generally available only through an insurer's variable contracts, or an employer or other retirement plan (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer's decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary's website, or consult your insurance contract prospectus for more information.




                                                           Portfolio Summary  19

  Portfolio Summary
--------------------------------------------------------------------------------
  WORLDWIDE PORTFOLIO
  Ticker: N/A  Service Shares

  INVESTMENT OBJECTIVE

  WORLDWIDE PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

  FEES AND EXPENSES OF THE PORTFOLIO

  This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE FOLLOWING TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

  ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

  Management Fees (may adjust up or down)..........................   0.57%
  Distribution/Service (12b-1) Fees................................   0.25%
  Other Expenses...................................................   0.06%
  Total Annual Fund Operating Expenses.............................   0.88%


  ------------------------------------------------------------------------------

  EXAMPLE:

  The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 Year   3 Years   5 Years   10 Years
                                                                 -------------------------------------
  Service Shares..............................................    $ 90     $ 281     $ 488     $ 1,084


  PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 206% of the average value of its portfolio.

  PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. The Portfolio may also invest in U.S. and foreign debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies.

  The Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.

  PRINCIPAL INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


20  Janus Aspen Series

  FOREIGN EXPOSURE RISK. The Portfolio normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of December 31, 2009, approximately 12.7% of the Portfolio's investments were in emerging markets.

  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

  GROWTH SECURITIES RISK. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. The price of a "growth" security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/variable-insurance or by calling 1-877-335-2687.




                                                           Portfolio Summary  21

      ANNUAL TOTAL RETURN (YEARS ENDED 12/31)                     SERVICE SHARES

            -15.99%  -22.62%  -25.71%  23.68%    4.53%    5.57%   17.94%    9.36%   -44.81%  37.40%
             2000     2001     2002     2003     2004     2005     2006     2007     2008     2009

       Best Quarter:  2nd-2009 22.84%     Worst Quarter:  4th-2008 -23.19%




                                                             Average annual total return for periods ended 12/31/09
                                                             ------------------------------------------------------
                                                                                                    Since Inception
                                                                1 year     5 years     10 years        (9/13/93)
  Worldwide Portfolio - Service Shares                          37.40%      0.64%       -4.29%           7.53%
  Morgan Stanley Capital International World Index(SM)          29.99%      2.01%       -0.24%           5.89%
    (reflects no deduction for fees or expenses)
                                                              -----------------------------------------------------


  MANAGEMENT

  INVESTMENT ADVISER: Janus Capital Management LLC

  PORTFOLIO MANAGER: LAURENT SALTIEL is Executive Vice President and Portfolio Manager of the Portfolio, which he has managed since April 2009.

  PURCHASE AND SALE OF PORTFOLIO SHARES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

  TAX INFORMATION

  Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract.

  PAYMENTS TO INSURERS, BROKER-DEALERS, AND OTHER FINANCIAL INTERMEDIARIES

  Portfolio shares are generally available only through an insurer's variable contracts, or an employer or other retirement plan (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer's decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary's website, or consult your insurance contract prospectus for more information.




22  Janus Aspen Series

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------


FEES AND EXPENSES

  PLEASE REFER TO THE FOLLOWING IMPORTANT INFORMATION WHEN REVIEWING THE "FEES AND EXPENSES OF THE PORTFOLIO" TABLE IN EACH PORTFOLIO SUMMARY OF THE PROSPECTUS.

  - "Annual Fund Operating Expenses" are paid out of a Portfolio's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in each Portfolio Summary shows, these costs are borne indirectly by all shareholders.

  - The "Management Fee" is the investment advisory fee rate paid by each Portfolio to Janus Capital. Worldwide Portfolio pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Portfolio's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.60%. Any such adjustment to this base fee rate commenced February 2007, and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information ("SAI").

  - "Distribution/Service (12b-1) Fees." Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

  - "Other Expenses" may include acquired fund fees and expenses. "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Portfolio invests or has invested during the period. A Portfolio's "ratio of gross expenses to average net assets" appearing in the Financial Highlights table does not include "Acquired Fund Fees and Expenses."

  - As noted, Janus Capital has contractually agreed to waive certain Portfolios' "Total Annual Fund Operating Expenses" to certain limits until at least May 1, 2011. The expense limits are described in the "Management Expenses" section of this Prospectus.

  - All expenses in a Portfolio's "Fees and Expenses of the Portfolio" table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

ADDITIONAL INVESTMENT STRATEGIES AND GENERAL PORTFOLIO POLICIES

  The Portfolios' Board of Trustees may change each Portfolio's investment objective or non-fundamental principal investment strategies without a shareholder vote. A Portfolio will notify you in writing at least 60 days before making any such change it considers material. If there is a material change to a Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will achieve its investment objective.

  Unless otherwise stated, the following additional investment strategies and general policies apply to each Portfolio and provide further information including, but not limited to, the types of securities a Portfolio may invest in when implementing its investment objective. For some Portfolios these strategies and policies may be a part of a principal strategy. For other Portfolios, these strategies and policies may be utilized to a lesser extent. Except for the Portfolios' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Portfolios may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Portfolio's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Portfolio has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions among the Portfolios may vary significantly. When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested.

                                 Additional information about the Portfolios  23

  To the extent a Portfolio invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Portfolio from accessing its cash.

  In addition, a Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may take positions that are inconsistent with its investment objective. As a result, the Portfolio may not achieve its investment objective.

  COMMON STOCK
  Unless its investment objective or policies prescribe otherwise, each of the Portfolios, with the exception of Flexible Bond Portfolio, may invest substantially all of its assets in common stocks. The portfolio managers generally take a "bottom up" approach to selecting companies in which to invest. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Portfolios may sell a holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The Portfolios may also sell a holding to meet redemptions.

  BALANCED PORTFOLIO may emphasize varying degrees of income. In the case of Balanced Portfolio, the portfolio managers may consider dividend-paying characteristics to a greater degree than other factors in selecting common stocks. Realization of income is not a significant consideration when choosing investments for the other Portfolios. Income realized on the Portfolios' investments may be incidental to their investment objectives.

  COUNTERPARTIES
  Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Portfolio ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to a Portfolio. A Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. A Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio's cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

  CREDIT QUALITY
  Through a Portfolio's investments in fixed-income securities, a Portfolio is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Portfolio's returns and yield. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

  Many fixed-income securities receive credit ratings from services such as Standard & Poor's, Fitch, and Moody's. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market



24  Janus Aspen Series
  conditions which can result in fluctuation in the price of a security and impact your return and yield. If a security has not received a rating, a Portfolio must rely upon Janus Capital's credit assessment, which can also impact the Portfolio's return and yield. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

  FOREIGN SECURITIES
  The portfolio managers seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest, and the Portfolios may at times have significant foreign exposure, including exposure in emerging markets.

  EMERGING MARKETS
  Within the parameters of its specific investment policies, each Portfolio may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). Each of Forty Portfolio, Overseas Portfolio, and Worldwide Portfolio has at times invested a significant portion of its assets in emerging markets and may continue to do so. A summary of each Portfolio's investments by country is contained in the Portfolio's shareholder reports and in the Portfolio's Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").

  HIGH-YIELD/HIGH-RISK BONDS
  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds. Under normal circumstances, each Portfolio will limit its investments in high-yield/high-risk bonds to 35% or less of its net assets.

  ILLIQUID INVESTMENTS
  Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

  MORTGAGE- AND ASSET-BACKED SECURITIES
  Certain Portfolios, particularly Flexible Bond Portfolio and Balanced Portfolio, may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), or other governmental or government-related entities. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. Each Portfolio may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact a Portfolio's yield and your return.

  Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans at a faster pace than expected is known as "prepayment risk," and may shorten the effective maturities of these securities. This may result in a Portfolio having to reinvest proceeds at a lower interest rate.




                                 Additional information about the Portfolios  25

  In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing a Portfolio's sensitivity to interest rate changes and causing its price to decline.

  NONDIVERSIFICATION
  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. FORTY PORTFOLIO is classified as "nondiversified." A portfolio that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a portfolio that is classified as "diversified." This gives a portfolio which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio manager has identified as the most attractive for the investment objective and strategy of the portfolio. However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable portfolio which is classified as diversified. This fluctuation, if significant, may affect the performance of the Portfolio.

  PORTFOLIO TURNOVER
  In general, each Portfolio intends to purchase securities for long-term investment, although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of a Portfolio's investments, and the investment style of the portfolio managers. Changes are normally made in a Portfolio's holdings whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Due to the nature of the securities in which Flexible Bond Portfolio invests, it may have relatively high portfolio turnover compared to other Portfolios.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover also may have a negative effect on a Portfolio's performance. The "Financial Highlights" section of this Prospectus shows the Portfolios' historical turnover rates.

  SECURITIES LENDING
  A Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When a Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

  SHORT SALES
  Certain portfolios may engage in short sales. No more than 10% of a portfolio's net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The portfolios may engage in short sales "against the box" and options for hedging purposes that are not subject to this 10% limit. A short sale is generally a transaction in which a portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the portfolio must



26  Janus Aspen Series
  borrow the security to make delivery to the buyer. The portfolio is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the portfolio will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the portfolio may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a portfolio may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a portfolio's losses are potentially unlimited in a short sale transaction. A portfolio's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the portfolio may be required to pay in connection with a short sale. Such payments may result in the portfolio having higher expenses than a portfolio that does not engage in short sales and may negatively affect the portfolio's performance.

  A portfolio may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the portfolio to similar risks. To the extent that the portfolio enters into short derivative positions, the portfolio may be exposed to risks similar to those associated with short sales, including the risk that the portfolio's losses are theoretically unlimited.

  Due to certain foreign countries' restrictions, a portfolio will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a portfolio's ability to fully implement a short selling strategy that could otherwise help the portfolio pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

  SPECIAL SITUATIONS
  Certain Portfolios may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio managers, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in "special situations" companies can present greater risks than investments in companies not experiencing special situations, and a Portfolio's performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.

  SWAP AGREEMENTS
  Certain Portfolios may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."




                                 Additional information about the Portfolios  27

  U.S. GOVERNMENT SECURITIES
  Certain Portfolios, particularly Flexible Bond Portfolio and Balanced Portfolio, may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Portfolio, with the exception of Flexible Bond Portfolio, may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Portfolios. If successful, they may benefit the Portfolios by earning a return on the Portfolios' assets or reducing risk; however, they may not achieve the Portfolios' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - various derivative transactions (which could comprise a significant percentage of a portfolio's holdings) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - bank loans, which may be acquired through loan participations and assignments (for Balanced Portfolio only, no more than 20% of the Portfolio's total assets)

  Unless otherwise stated within its specific investment policies, Flexible Bond Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio's assets or reducing risk; however, they may not achieve the Portfolio's investment objective. These securities and strategies may include:

  - equity securities

  - exchange-traded funds

  - pass-through securities including mortgage- and asset-backed securities and mortgage dollar rolls

  - zero coupon, pay-in-kind, and step coupon securities

  - various derivative transactions (which could comprise a significant percentage of a portfolio's holdings) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis




28  Janus Aspen Series

  - bank loans, which may be acquired through loan participations and assignments (no more than 20% of the Portfolio's total assets)

RISKS OF THE PORTFOLIOS

  The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Portfolios. To varying degrees, the Portfolios may invest in stocks, bonds, alternative strategy investments, and money market instruments or cash/cash equivalents. The following information is designed to help you better understand some of the risks of investing in the Portfolios. The impact of the following risks on a Portfolio may vary depending on the Portfolio's investments. The greater the Portfolio's investment in a particular security, the greater the Portfolio's exposure to the risks associated with that security. Before investing in a Portfolio, you should consider carefully the risks that you assume when investing in the Portfolio.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to a Portfolio. If the counterparty to a derivative transaction defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent a Portfolio enters into short derivative positions, a Portfolio may be exposed to risks similar to those associated with short sales, including the risk that a Portfolio's losses are theoretically unlimited.

  EMERGING MARKETS RISK. Within the parameters of its specific investment policies, each Portfolio may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). To the extent that a Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The price of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Portfolios may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolios to obtain or to enforce a judgment against the issuers of such securities. The Portfolios may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

  FIXED-INCOME SECURITIES RISK. The Portfolios, particularly Flexible Bond Portfolio and Balanced Portfolio, may hold debt and other fixed-income securities to generate income. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause a Portfolio's net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Portfolio having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.




                                 Additional information about the Portfolios  29

  FOREIGN EXPOSURE RISK. Within the parameters of its specific investment policies, each Portfolio may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Portfolio's ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio's investment strategies and potentially affecting the value of the Portfolio.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

  GROWTH SECURITIES RISK. The Portfolios invest in companies after assessing their growth potential. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing a Portfolio's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  HIGH-YIELD/HIGH-RISK BOND RISK. High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

  INDUSTRY RISK. Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Portfolio's investments, if any, in multiple companies in a particular industry increase that Portfolio's exposure to industry risk.




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  INTEREST RATE RISK. Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern. A portfolio manages interest rate risk by varying the average-weighted effective maturity of the portfolio to reflect the analysis of interest rate trends and other factors. A portfolio's average-weighted effective maturity will tend to be shorter when a portfolio manager expects interest rates to rise and longer when a portfolio manager expects interest rates to fall. A portfolio may also use futures, options, and other derivatives to manage interest rate risk.

  MANAGEMENT RISK. The Portfolios are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Portfolios may fail to produce the intended results.

  Because the Portfolios, with the exception of Flexible Bond Portfolio, may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease.

  Because Flexible Bond Portfolio invests substantially all of its assets in fixed-income securities or income-generating securities, it is subject to risks such as credit risk and interest rate increases. The Portfolio's performance may also be affected by risks to certain types of investments, such as foreign (non-U.S.) securities and derivative instruments.

  The Portfolios may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that a portfolio manager's use of derivative investments will benefit the Portfolios. A Portfolio's performance could be worse than if the Portfolio had not used such instruments. Use of such investments may instead increase risk to the Portfolio, rather than reduce risk.

  A Portfolio's performance may also be significantly affected, positively or negatively, by a portfolio manager's use of certain types of investments, such as foreign (non-U.S.) securities, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. Note that a portfolio manager's use of IPOs and other types of investments may have a magnified performance impact on a portfolio with a small asset base and the portfolio may not experience similar performance as its assets grow.

  MARKET RISK. The value of a Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value will also decrease, which means if you sell your shares in the Portfolio you may lose money.

  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio's ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

  MORTGAGE-BACKED SECURITIES RISK. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, mortgage-backed securities, making them more sensitive to changes in interest rates ("extension risk"). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing a Portfolio that holds mortgage-



                                 Additional information about the Portfolios  31
  backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce a Portfolio's returns because the Portfolio will have to reinvest that money at lower prevailing interest rates.

  In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

  NONDIVERSIFICATION RISK. FORTY PORTFOLIO is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security held by the Portfolio may have a greater impact on the Portfolio's net asset value and total return. Being nondiversified may also make the Portfolio more susceptible to financial, economic, political, or other developments that may impact a security. Although the Portfolio may satisfy the requirements for a diversified portfolio, its nondiversified classification gives the portfolio manager more flexibility to hold larger positions in a smaller number of securities than a portfolio that is classified as diversified. A Portfolio's policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the Portfolio's performance and its share price. Since Forty Portfolio normally invests primarily in a core portfolio of 20-40 common stocks, this risk may be increased.

  SMALL- AND MID-SIZED COMPANIES RISK. A Portfolio's investments in securities issued by small- and mid-sized companies, which tend to be smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger companies, which could have a significant adverse effect on a Portfolio's returns, especially as market conditions change.




32  Janus Aspen Series

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Portfolio. Janus Capital is responsible for the day-to-day management of the Portfolios' investment portfolios and furnishes continuous advice and recommendations concerning the Portfolios' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Portfolio.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Portfolios and pays the salaries, fees, and expenses of all Portfolio officers (with some shared expenses with the Janus funds of compensation payable to the funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "interested persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").

MANAGEMENT EXPENSES

  Each Portfolio pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Portfolio's investment advisory fee is calculated daily and paid monthly. Each Portfolio's advisory agreement details the investment advisory fee and other expenses that each Portfolio must pay.

  The following tables reflect each Portfolio's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Portfolio to Janus Capital (gross and net of fee waivers, if applicable).

  FIXED-RATE INVESTMENT ADVISORY FEE

  The Portfolios reflected below pay an investment advisory fee at a fixed rate based on each Portfolio's average daily net assets.

                                                                                          Actual Investment
                                                                       Contractual      Advisory Fee Rate (%)
                                                  Average Daily        Investment              (for the
                                                   Net Assets       Advisory Fee (%)      fiscal year ended
  Portfolio Name                                of the Portfolio      (annual rate)       December 31, 2009)
-------------------------------------------------------------------------------------------------------------
  BOND
    Flexible Bond Portfolio                    First $300 Million         0.55                   0.53(1)
                                               Over $300 Million          0.45
  GROWTH & CORE
    Balanced Portfolio                         All Asset Levels           0.55                   0.55
    Forty Portfolio                            All Asset Levels           0.64                   0.64
    Janus Portfolio                            All Asset Levels           0.64                   0.64
  INTERNATIONAL & GLOBAL
    Overseas Portfolio                         All Asset Levels           0.64                   0.64
-------------------------------------------------------------------------------------------------------------



  (1) Janus Capital has agreed to limit the Portfolio's total annual fund operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least May 1, 2011. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the "Fees and Expenses of the Portfolio" table in the Portfolio Summary of the Prospectus, and additional information is included under "Expense Limitation" below. The waiver is not reflected in the contractual fee rate shown.


                                                Management of the Portfolios  33

  PERFORMANCE-BASED INVESTMENT ADVISORY FEE

  Worldwide Portfolio pays an investment advisory fee rate that may adjust up or down based on the Portfolio's performance relative to the cumulative investment record of its benchmark index over the performance measurement period as reflected in the table below. Any adjustment to the investment advisory fee rate was effective February 2007. Until such time, only the base fee rate shown below applied. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Portfolio's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Portfolio's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Portfolio's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by the Portfolio as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.

  As an example, if the Portfolio outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if the Portfolio underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.

                                                                                                   Actual Investment
                                                                              Performance        Advisory Fee Rate (%)
                                                         Performance            Adjusted                (for the
                                                          Hurdle vs.           Investment          fiscal year ended
  Portfolio Name                   Base Fee Rate (%)   Benchmark Index   Advisory Fee Rate (%)     December 31, 2009)
----------------------------------------------------------------------------------------------------------------------
  Worldwide Portfolio                     0.60            +/- 6.00%               0.57                    0.57
----------------------------------------------------------------------------------------------------------------------



  For Worldwide Portfolio, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to the MSCI World Index(SM).

  Only the base fee rate applied until February 2007 for the Portfolio, at which time the calculation of the performance adjustment applies as follows:

  Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

  The investment advisory fee rate paid to Janus Capital by Worldwide Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio's performance-based fee structure has been in effect for at least 12 months. When the Portfolio's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for the Portfolio.

  No Performance Adjustment is applied unless the difference between the Portfolio's investment performance and the cumulative investment record of the Portfolio's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Portfolio's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Portfolio's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month



34  Janus Aspen Series
  for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio's benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

  The investment performance of the Portfolio's Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio's performance was above or below its benchmark index by comparing the investment performance of the Portfolio's Service Shares against the cumulative investment record of the Portfolio's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio's benchmark index and future changes to the size of the Portfolio.

  The Portfolio's SAI contains additional information about performance-based fees.

  A discussion regarding the basis for the Trustees' approval of the Portfolios' investment advisory agreements will be included in the Portfolios' next annual or semiannual report to shareholders, following such approval. You can request the Portfolios' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/variable-insurance.

  EXPENSE LIMITATION

  Janus Capital has contractually agreed to waive the advisory fee payable by Flexible Bond Portfolio in an amount equal to the amount, if any, that such Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Portfolio, see the "Fees and Expenses of the Portfolio" table in the Portfolio Summary of the Prospectus. Janus Capital has agreed to continue the waiver until at least May 1, 2011. Mortality risk, expense risk, and other charges imposed by participating insurance companies are also excluded from the expense limitation noted.

  Portfolio Name                                                    Expense Limit Percentage (%)
------------------------------------------------------------------------------------------------
  BOND
    Flexible Bond Portfolio                                                     0.55
------------------------------------------------------------------------------------------------


INVESTMENT PERSONNEL

  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Portfolio described. The Portfolios are presented in the order listed on this Prospectus' cover.

FLEXIBLE BOND PORTFOLIO
--------------------------------------------------------------------------------
    Co-Portfolio Managers Gibson Smith and Darrell Watters jointly share responsibility for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Flexible Bond Portfolio, which he has co-managed since May 2007. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. He holds a Bachelor's degree in Economics from the University of Colorado.




                                                Management of the Portfolios  35

    DARRELL WATTERS is Executive Vice President and Co-Portfolio Manager of Flexible Bond Portfolio, which he has co-managed since May 2007. Mr. Watters is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor's degree in Economics from Colorado State University.

BALANCED PORTFOLIO
--------------------------------------------------------------------------------
    Co-Portfolio Managers Marc Pinto and Gibson Smith jointly share responsibility for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Pinto focuses on the equity portion of the Portfolio. Mr. Smith focuses on the fixed-income portion of the Portfolio.

    MARC PINTO, CFA, is Executive Vice President and Co-Portfolio Manager of Balanced Portfolio, which he has co-managed since May 2005. Mr. Pinto is also Portfolio Manager of other Janus accounts. Mr. Pinto joined Janus Capital in 1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Balanced Portfolio, which he has co-managed since May 2005. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. Mr. Smith holds a Bachelor's degree in Economics from the University of Colorado.

FORTY PORTFOLIO
--------------------------------------------------------------------------------
    RON SACHS, CFA, is Executive Vice President and Portfolio Manager of Forty Portfolio, which he has managed since January 2008. He is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst. He holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs holds the Chartered Financial Analyst designation.

JANUS PORTFOLIO
--------------------------------------------------------------------------------
    Co-Portfolio Managers Jonathan D. Coleman and Daniel Riff are responsible for the day-to-day management of the Portfolio. Mr. Coleman, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.

    JONATHAN D. COLEMAN, CFA, is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Portfolio, which he has co-managed since November 2007. Mr. Coleman was Portfolio Manager of Enterprise Portfolio from February 2002 to October 2007. Mr. Coleman is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation.

    DANIEL RIFF is Executive Vice President and Co-Portfolio Manager of Janus Portfolio, which he has co-managed since November 2007. Mr. Riff is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2003 as an analyst. Mr. Riff holds a Bachelor's degree (magna cum laude) in Economics from Williams College and a Master of Business Administration degree with honors in Finance from The Wharton School at the University of Pennsylvania.

OVERSEAS PORTFOLIO
--------------------------------------------------------------------------------
    BRENT A. LYNN, CFA, is Executive Vice President and Portfolio Manager of Overseas Portfolio, which he has managed or co-managed since January 2001. Mr. Lynn joined Janus Capital in 1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn holds the Chartered Financial Analyst designation.

WORLDWIDE PORTFOLIO
--------------------------------------------------------------------------------
    LAURENT SALTIEL is Executive Vice President and Portfolio Manager of Worldwide Portfolio, which he has managed since April 2009. Mr. Saltiel is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2002 as an equity research analyst. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and Harvard Business School, respectively.




36  Janus Aspen Series

  Information about the portfolio managers' compensation structure and other accounts managed, as well as the aggregate range of their individual ownership in all mutual funds advised by Janus Capital is included in the SAI.

  CONFLICTS OF INTEREST

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Portfolio is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Portfolio. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Portfolios' SAI.




                                                Management of the Portfolios  37

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Only Service Shares are offered by this Prospectus. The Shares are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Institutional Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service II Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants and include a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares or Service II Shares, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Portfolio may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Portfolio's ability to achieve its investment objective. If sales of a Portfolio are limited, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase Shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed portfolio would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the portfolio is believed to negatively impact existing portfolio shareholders. The closed portfolio may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the portfolio and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.

  LIQUIDATION/REORGANIZATION OF A PORTFOLIO

  It is important to know that, pursuant to the Trust's Amended and Restated Trust Instrument and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a portfolio into another portfolio without seeking shareholder vote or consent.

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et all., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

  In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit ("Fourth Circuit"). In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the

38  Janus Aspen Series

  Court for further proceedings. In October 2009, JCGI and Janus Capital filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the Fourth Circuit. On January 11, 2010, the Supreme Court asked the United States Solicitor General to file a brief on the question of whether the petition should be granted. As a result of these developments at the Supreme Court, the Court has stayed all further proceedings until the Supreme Court rules on the petition for a writ of certiorari. In the Steinberg case (action (ii) above), the Court entered an order on January 20, 2010, granting Janus Capital's Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, on February 17, 2010, Plaintiffs filed a Notice of Appeal with the Fourth Circuit.

  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a "Notice that Matter is Deemed Concluded." At this time, no further proceedings are scheduled in this matter.

  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE PORTFOLIOS

  The Portfolios are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  39

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Portfolio's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Portfolio have been held. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

  DISTRIBUTION SCHEDULE

  Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains in December. If necessary, dividends and net capital gains may be distributed at other times as well.

  HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Portfolio's daily net asset value ("NAV"). The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations.

TAXES

  TAXES ON DISTRIBUTIONS

  Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by a Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

  TAXATION OF THE PORTFOLIOS

  Dividends, interest, and some capital gains received by the Portfolios on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

  The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distributions each year of all their net investment income and net capital gains. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to satisfy the diversification requirements applicable to insurance company separate accounts under the Internal Revenue Code.


40  Janus Aspen Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Investors may not purchase or redeem Shares of the Portfolios directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. Certain Portfolios may not be available in connection with a particular contract, and certain contracts may limit allocations among the Portfolios. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

  With certain limited exceptions, the Portfolios are available only to U.S. citizens or residents.

PRICING OF PORTFOLIO SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Portfolio's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Portfolio's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Portfolio's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Portfolio or its agents. In order to receive a day's price, your order must be received in good order by a Portfolio (or insurance company or plan sponsor) or its agents by the close of the regular trading session of the NYSE.

  Securities held by the Portfolios are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Portfolios' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. The Portfolios may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

  Due to the subjective nature of fair value pricing, a Portfolio's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Portfolio's portfolio securities and the reflection of such change in that Portfolio's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling shares of a Portfolio may dilute the NAV of that Portfolio, which negatively impacts long-term shareholders. The Portfolios' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Portfolio, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


                                                         Shareholder's guide  41

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

  Under a distribution and shareholder servicing plan (the "Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and services performed by such entities. Because 12b-1 fees are paid out of the Portfolios' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected insurance companies, qualified plan service providers or their affiliates, or other financial intermediaries that distribute, market, or promote the Portfolios or perform related services for contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Portfolios. Such payments may be in addition to, or in lieu of, the fees described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) fees or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price a contract owner or plan participant pays for Shares nor the amount that a Janus fund receives to invest on behalf of the contract owner or plan participant. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolios and when considering which share class of a Portfolio is most appropriate for you. Please contact your insurance company or plan sponsor for details on such arrangements.

PURCHASES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf. As discussed under "Payments to financial intermediaries by Janus Capital or its affiliates," Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers, or their affiliates, or other financial



42  Janus Aspen Series
  intermediaries that were instrumental in the acquisition or retention of accounts in the Portfolios or that provide services in connection with investments in the Portfolios. You should consider such arrangements when evaluating any recommendation of the Portfolios.

  Each Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolios are not intended for excessive trading. For more information about the Portfolios' policy on excessive trading, refer to "Excessive Trading."

  The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your insurance company or plan sponsor is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your insurance company or plan sponsor may temporarily limit additional share purchases. In addition, your insurance company or plan sponsor may close an account if they are unable to verify a shareholder's identity. Please contact your insurance company or plan sponsor if you need additional assistance when completing your application or additional information about the insurance company or plan sponsor's Anti-Money Laundering Program.

  POTENTIAL CONFLICTS

  Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its Shares to unaffiliated variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolios may refuse to sell their Shares to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans, and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

REDEMPTIONS

  Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

  Shares of each Portfolio may be redeemed on any business day on which the Portfolio's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Portfolio or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.

  Each Portfolio reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolios to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or
  (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  LARGE SHAREHOLDER REDEMPTIONS

  Certain participating insurance companies, accounts, or Janus affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio's Shares. Redemptions by these participating insurance companies



                                                         Shareholder's guide  43
  or accounts of their holdings in a Portfolio may impact the Portfolio's liquidity and NAV. These redemptions may also force a Portfolio to sell securities, which may negatively impact the Portfolio's brokerage costs.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. However, each Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Portfolio for cash redemptions.

  While a Portfolio may pay redemptions in-kind, a Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If a Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio's NAV and may increase brokerage costs.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares ("excessive trading"). The Portfolios are intended for long-term investment purposes only, and the Portfolios will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Portfolios' excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolios may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and redemptions of the Portfolios' shares by multiple investors are aggregated by the intermediary and presented to the Portfolios on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Portfolios attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Portfolio Shares;" and

  - redemption fees (where applicable on certain classes of certain Portfolios).

  Generally, a purchase and redemption of Shares from the same Portfolio within 90 calendar days (i.e., "round trip") may result in enforcement of a Portfolio's excessive trading policies and procedures with respect to future purchase orders, provided that the Portfolios reserve the right to reject any purchase request as explained above.

  The Portfolios monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege (if permitted by your insurance company or plan sponsor) of any investor who makes more than one round trip in a Portfolio over a 90-day period, and may bar future purchases into the Portfolio and any of the other Janus funds by such investor. The Portfolios' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your insurance company or plan sponsor) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Portfolios' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.




44  Janus Aspen Series

  Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolios' excessive trading policies and procedures and may be rejected in whole or in part by a Portfolio. The Portfolios, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolios, and thus the Portfolios may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolios' excessive trading policies may be cancelled or revoked by a Portfolio by the next business day following receipt by that Portfolio.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolios or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolios' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems' capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Portfolio shares, such as periodic rebalancing through intermediaries (no more frequently than every 60 days) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Portfolios' methods to detect and deter excessive trading.

  Each Portfolio also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Portfolio. For example, a Portfolio may refuse a purchase order if the portfolio managers believe they would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Portfolios' policies and procedures regarding excessive trading may be modified at any time by the Portfolios' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Portfolio's long-term shareholders. Excessive trading into and out of a Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Portfolio's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Portfolio, which negatively impacts long-term shareholders. Although the Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Portfolio shares.

  Although the Portfolios take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolios may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the Portfolios' identification of excessive trading transactions in the Portfolios through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may



                                                         Shareholder's guide  45
  govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of a Portfolio. Although the Portfolios encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolios cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolios.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios' holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to portfolio shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Portfolio holdings (excluding derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Holdings & Details tab of each portfolio at janus.com/variable-insurance.

    Each portfolio may provide, upon request, historical full holdings on a monthly basis for periods prior to the previous quarter-end subject to a written confidentiality agreement.

  - TOP HOLDINGS. Each portfolio's top portfolio holdings, in order of position size and as a percentage of a portfolio's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most portfolios disclose their top ten portfolio holdings. However, certain portfolios disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Portfolios disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the portfolios' holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the portfolios' SAIs.

SHAREHOLDER COMMUNICATIONS

  Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolios that you have authorized for investment. These reports show each Portfolio's investments and the market value of such investments, as well as other information about each Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust's fiscal year ends December 31.




46  Janus Aspen Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  The financial highlights tables are intended to help you understand the Portfolios' financial performance through December 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Portfolio Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and the net expense ratio reflects expenses after any expense offset arrangement. Both expense ratios reflect expenses after waivers (reimbursements), if applicable. The information shown for the fiscal periods ended December 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.

  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Service Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the periods shown would be lower. "Total return" information may include adjustments in accordance with generally accepted accounting principles. As a result, returns may differ from returns for shareholder transactions.


FLEXIBLE BOND PORTFOLIO - SERVICE SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                                     Years ended December 31
                                                                         2009       2008       2007       2006       2005

 NET ASSET VALUE, BEGINNING OF PERIOD                                   $12.32     $12.13     $11.86     $11.91     $12.70

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                             0.55       0.52       0.62       0.51       0.53
 Net gain/(loss) on securities (both realized and unrealized)             1.01       0.16       0.17     (0.05)     (0.31)

 Total from investment operations                                         1.56       0.68       0.79       0.46       0.22

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                 (0.52)     (0.49)     (0.52)     (0.49)     (0.58)
 Distributions (from capital gains)                                     (0.01)         --         --     (0.02)     (0.43)

 Total distributions                                                    (0.53)     (0.49)     (0.52)     (0.51)     (1.01)


 NET ASSET VALUE, END OF PERIOD                                         $13.35     $12.32     $12.13     $11.86     $11.91


 Total return                                                           12.89%      5.71%      6.80%      3.98%      1.76%

 Net assets, end of period (in thousands)                              $73,555    $33,244    $22,444    $27,630    $32,909
 Average net assets for the period (in thousands)                      $55,100    $28,537    $29,701    $30,780    $33,352
 Ratio of gross expenses to average net assets(1)(2)                     0.84%      0.85%      0.86%      0.89%      0.83%
 Ratio of net expenses to average net assets(3)                          0.84%      0.85%      0.85%      0.89%      0.82%
 Ratio of net investment income/(loss) to average net assets             4.42%      4.32%      4.66%      4.36%      3.94%
 Portfolio turnover rate                                                  271%       169%       138%(4)    163%(4)    171%(4)
--------------------------------------------------------------------------------------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) The expense ratio reflects expenses after any expense offset arrangements.
(4) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 139% in 2007, 165% in 2006, and 177% in 2005.


                                                        Financial highlights  47

BALANCED PORTFOLIO - SERVICE SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        Years ended December 31
                                                                         2009        2008        2007        2006        2005

 NET ASSET VALUE, BEGINNING OF PERIOD                                    $23.76      $31.07      $28.83      $26.61      $25.24

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                              0.73        0.72        0.70        0.49        0.45
 Net gain/(loss) on securities (both realized and unrealized)              5.11      (5.37)        2.24        2.27        1.46

 Total from investment operations                                          5.84      (4.65)        2.94        2.76        1.91

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                  (0.71)      (0.68)      (0.70)      (0.54)      (0.54)
 Distributions (from capital gains)                                      (0.96)      (1.98)          --          --          --

 Total distributions                                                     (1.67)      (2.66)      (0.70)      (0.54)      (0.54)


 NET ASSET VALUE, END OF PERIOD                                          $27.93      $23.76      $31.07      $28.83      $26.61


 Total return                                                            25.53%    (16.00)%      10.25%      10.46%       7.62%

 Net assets, end of period (in thousands)                              $666,112    $479,208    $579,181    $509,087    $559,467
 Average net assets for the period (in thousands)                      $554,206    $542,837    $545,997    $515,319    $526,693
 Ratio of gross expenses to average net assets(1)(2)                      0.82%       0.82%       0.82%       0.83%       0.82%
 Ratio of net expenses to average net assets(3)                           0.82%       0.82%       0.82%       0.82%       0.82%
 Ratio of net investment income/(loss) to average net assets              2.77%       2.53%       2.27%       1.79%       1.77%
 Portfolio turnover rate                                                   169%        120%         54%         52%         52%
-------------------------------------------------------------------------------------------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) The expense ratio reflects expenses after any expense offset arrangements.




48  Janus Aspen Series

FORTY PORTFOLIO - SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                                    Years ended December 31
                                                                     2009        2008        2007        2006        2005

 NET ASSET VALUE, BEGINNING OF PERIOD                                $22.73      $40.80      $29.91      $27.45      $24.39

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                            --      (0.03)        0.06        0.03          --
 Net gain/(loss) on securities (both realized and unrealized)         10.44     (18.04)       10.89        2.47        3.06

 Total from investment operations                                     10.44     (18.07)       10.95        2.50        3.06

 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)                                  --          --      (0.06)      (0.04)          --
 Distributions (from capital gains)                                      --          --          --          --          --
 Return of capital                                                       --(1)       --(1)      N/A         N/A         N/A

 Total distributions and other                                           --          --      (0.06)      (0.04)          --


 NET ASSET VALUE, END OF PERIOD                                      $33.17      $22.73      $40.80      $29.91      $27.45


 Total return                                                        45.95%    (44.28)%      36.63%       9.12%      12.56%

 Net assets, end of period (in thousands)                          $639,979    $428,109    $713,499    $446,909    $465,001
 Average net assets for the period (in thousands)                  $520,592    $653,396    $557,041    $439,970    $441,936
 Ratio of gross expenses to average net assets(2)(3)                  0.93%       0.92%       0.94%(4)    0.95%(4)    0.92%
 Ratio of net expenses to average net assets(5)                       0.93%       0.92%       0.94%(4)    0.95%(4)    0.92%
 Ratio of net investment income/(loss) to average net assets        (0.22)%     (0.18)%(6)    0.15%       0.12%     (0.01)%
 Portfolio turnover rate                                                32%         61%         24%         44%         42%
---------------------------------------------------------------------------------------------------------------------------



(1) Return of capital aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(4) "Ratio of gross expenses to average net assets" and "Ratio of net expenses to average net assets" includes dividends on short positions. For the fiscal year 2007 and 2006, the ratio would be 0.92% and 0.95%, respectively, without the inclusion of dividends on short positions.
(5) The expense ratio reflects expenses after any expense offset arrangements.
(6) As a result of the recharacterization of dividend income to return of capital, the "Ratio of net investment income/(loss) to average net assets" has been reduced by 0.09%. The adjustment had no impact on total net assets or total return of the class.




                                                        Financial highlights  49

JANUS PORTFOLIO - SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       Years ended December 31
                                                                      2009          2008          2007         2006        2005

 NET ASSET VALUE, BEGINNING OF PERIOD                                  $15.59        $26.08        $22.84      $20.62      $19.85

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                            0.07          0.14          0.32        0.02      (0.02)
 Net gain/(loss) on securities (both realized and unrealized)            5.52       (10.50)          3.07        2.26        0.82

 Total from investment operations                                        5.59       (10.36)          3.39        2.28        0.80

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                (0.07)        (0.13)        (0.15)      (0.06)      (0.03)
 Distributions (from capital gains)                                        --            --            --          --          --

 Total distributions                                                   (0.07)        (0.13)        (0.15)      (0.06)      (0.03)


 NET ASSET VALUE, END OF PERIOD                                        $21.11        $15.59        $26.08      $22.84      $20.62


 Total return                                                          35.93%      (39.85)%        14.84%      11.08%       4.01%

 Net assets, end of period (in thousands)                          $2,046,895    $1,152,236    $1,211,381    $149,718    $157,041
 Average net assets for the period (in thousands)                  $1,528,802    $1,251,357      $569,659    $148,875    $163,753
 Ratio of gross expenses to average net assets(1)(2)                    0.92%         0.91%         0.91%       0.94%       0.91%
 Ratio of net expenses to average net assets(3)                         0.92%         0.91%         0.91%       0.94%       0.91%
 Ratio of net investment income/(loss) to average net assets            0.32%         0.61%         0.58%       0.24%       0.06%
 Portfolio turnover rate                                                  56%           69%           78%         54%         87%
---------------------------------------------------------------------------------------------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) The expense ratio reflects expenses after any expense offset arrangements.




50  Janus Aspen Series

OVERSEAS PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Years ended December 31
                                                                          2009         2008         2007         2006        2005


 NET ASSET VALUE, BEGINNING OF PERIOD                                      $26.07       $64.56       $50.62       $35.17     $26.94

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                                0.34         0.68         0.38         0.46       0.31
 Net gain/(loss) on securities (both realized and unrealized)               19.86      (30.36)        13.82        15.79       8.24

 Total from investment operations                                           20.20      (29.68)        14.20        16.25       8.55

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                    (0.15)       (0.57)       (0.26)       (0.80)     (0.32)
 Distributions (from capital gains)                                        (1.04)       (8.24)           --           --         --

 Total distributions                                                       (1.19)       (8.81)       (0.26)       (0.80)     (0.32)


 NET ASSET VALUE, END OF PERIOD                                            $45.08       $26.07       $64.56       $50.62     $35.17


 Total return                                                              78.66%     (52.15)%       28.09%       46.66%     31.94%

 Net assets, end of period (in thousands)                              $1,254,824     $757,331   $1,549,980   $1,072,922   $635,357
 Average net assets for the period (in thousands)                      $1,001,144   $1,251,214   $1,326,458     $826,815   $523,662
 Ratio of gross expenses to average net assets(1)(2)                        0.95%        0.94%        0.95%        0.96%      0.95%
 Ratio of net expenses to average net assets(3)                             0.95%        0.94%        0.95%        0.96%      0.95%
 Ratio of net investment income/(loss) to average net assets                0.39%        1.10%        0.44%        1.49%      0.78%
 Portfolio turnover rate                                                      44%          56%          59%          60%        57%
-----------------------------------------------------------------------------------------------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) The expense ratio reflects expenses after any expense offset arrangements.



                                                        Financial highlights  51

WORLDWIDE PORTFOLIO - SERVICE SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        Years ended December 31
                                                                         2009        2008        2007        2006        2005

 NET ASSET VALUE, BEGINNING OF PERIOD                                    $19.10      $35.05      $32.22      $27.76      $26.62

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                              0.24        0.21        0.16        0.36        0.29
 Net gain/(loss) on securities (both realized and unrealized)              6.87     (15.87)        2.87        4.58        1.18

 Total from investment operations                                          7.11     (15.66)        3.03        4.94        1.47

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                  (0.28)      (0.29)      (0.20)      (0.48)      (0.33)
 Distributions (from capital gains)                                          --          --          --          --          --

 Total distributions                                                     (0.28)      (0.29)      (0.20)      (0.48)      (0.33)


 NET ASSET VALUE, END OF PERIOD                                          $25.93      $19.10      $35.05      $32.22      $27.76


 Total return                                                            37.40%    (44.84)%       9.39%      17.97%       5.57%

 Net assets, end of period (in thousands)                              $144,294     $96,699    $227,723    $209,951    $201,382
 Average net assets for the period (in thousands)                      $114,103    $159,561    $230,284    $195,343    $206,310
 Ratio of gross expenses to average net assets(1)(2)(3)                   0.88%       0.78%       0.92%       0.86%       0.86%
 Ratio of net expenses to average net assets(4)                           0.88%       0.78%       0.92%       0.86%       0.86%
 Ratio of net investment income/(loss) to average net assets              1.08%       1.01%       0.46%       1.29%       1.11%
 Portfolio turnover rate                                                   206%         14%         26%         46%         41%
-------------------------------------------------------------------------------------------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(3) The ratio was 0.90% in 2006 before waiver of certain fees and/or reduction of adviser's fees.
(4) The expense ratio reflects expenses after any expense offset arrangements.




52  Janus Aspen Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolios may invest, as well as some general investment terms. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  AVERAGE-WEIGHTED EFFECTIVE MATURITY is a measure of a bond's maturity. The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Portfolio purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Portfolio may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Portfolio's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  DURATION is the time it will take investors to recoup their investment in a bond. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Portfolio with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Portfolio's duration is usually shorter than its average maturity.


                                                Glossary of investment terms  53

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Portfolio may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.

  MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

  MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.




54  Janus Aspen Series

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  DERIVATIVES are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps and futures contracts.




                                                Glossary of investment terms  55

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Portfolio's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.




56  Janus Aspen Series

  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Portfolio's total assets in an industry or group of industries.

  LEVERAGE is when a Portfolio increases its assets available for investment using borrowings or similar transactions. Because short sales involve borrowing securities and then selling them, a Portfolio's short sales effectively leverage a Portfolio's assets. The use of leverage may make any changes in a Portfolio's NAV even greater and thus result in increased volatility of returns. A Portfolio's assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force a Portfolio to use its other assets to increase the collateral. Leverage also creates interest expense that may lower a Portfolio's overall returns.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain portfolios, while others do not emphasize investments in companies of any particular size.

  NET LONG is a term used to describe when a Portfolio's assets committed to long positions exceed those committed to short positions.

  NONDIVERSIFICATION is a classification given to a portfolio under the 1940 Act. Portfolios are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a portfolio may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A portfolio that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a portfolio that is classified as "diversified." This gives a "nondiversified" portfolio more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of a portfolio but also may increase the risk of a portfolio.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Portfolio may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Portfolio owns, or the Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. A Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  57

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------


  The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

  BOND RATING                     EXPLANATION
  ---------------------------------------------------------------------------------------------------------------------
  Investment Grade

  AAA...........................  Highest rating; extremely strong capacity to pay principal and interest.

  AA............................  High quality; very strong capacity to pay principal and interest.

  A.............................  Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

  BBB...........................  Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

  Non-Investment Grade

  BB............................  Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B.............................  More vulnerable to nonpayment than obligations rated 'BB', but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC...........................  Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  CC............................  Currently highly vulnerable to nonpayment.

  C.............................  Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.

  D.............................  In default.



FITCH, INC.


  BOND RATING                     EXPLANATION
  ---------------------------------------------------------------------------------------------------------------------
  Investment Grade

  AAA...........................  Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.

  AA............................  Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.

  A.............................  High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB...........................  Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.

  Non-Investment Grade

  BB............................  Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.

  B.............................  Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.

  CCC...........................  May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.

  CC............................  May indicate distressed or defaulted obligations with potential for average or below-
                                  average levels of recovery.

  C.............................  May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.

  D.............................  In default.




58  Janus Aspen Series

MOODY'S INVESTORS
SERVICE, INC.

  BOND RATING                     EXPLANATION
  ---------------------------------------------------------------------------------------------------------------------
  Investment Grade

  Aaa...........................  Highest quality, smallest degree of investment risk.

  Aa............................  High quality; together with Aaa bonds, they compose the high-grade bond group.

  A.............................  Upper to medium-grade obligations; many favorable investment attributes.

  Baa...........................  Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

  Non-Investment Grade

  Ba............................  More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

  B.............................  Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

  Caa...........................  Poor standing, may be in default; elements of danger with respect to principal or interest payments.

  Ca............................  Speculative in a high degree; could be in default or have other marked shortcomings.

  C.............................  Lowest rated; extremely poor prospects of ever attaining investment standing.



  Unrated securities will be treated as non-investment grade securities unless the portfolio managers determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.

SECURITIES HOLDINGS BY RATING CATEGORY

  During the year ended December 31, 2009, the percentage of securities holdings for Flexible Bond Portfolio by rating category based upon a weighted monthly average was:

  FLEXIBLE BOND PORTFOLIO
  --------------------------------------------------------------------------------------------------
   BONDS AND LOANS-S&P RATING:
   AAA                                                                                       33.62%
   AA                                                                                         4.67%
   A                                                                                         15.55%
   BBB                                                                                       31.44%
   BB                                                                                         8.30%
   B                                                                                          2.48%
   CCC                                                                                        0.80%
   CC                                                                                            --
   C                                                                                             --
   Not Rated                                                                                  1.22%
   Cash and Cash Equivalents                                                                  1.92%
   TOTAL                                                                                    100.00%
  --------------------------------------------------------------------------------------------------







                                            Explanation of rating categories  59

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                   You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your insurance company or plan sponsor, or by contacting a Janus representative at 1-877-335-2687. The Portfolios' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/variable-insurance. Additional information about the Portfolios' investments is available in the Portfolios' annual and semiannual reports. In the Portfolios' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Portfolios.

                   The Statement of Additional Information
                   provides detailed information about the
                   Portfolios and is incorporated into this Prospectus by reference. You may review and copy information about the Portfolios (including the Portfolios' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Commission's Public Reference Section, Washington, D.C. 20549-1520 (1-202-551-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Portfolios from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                                  (JANUS LOGO)

                               JANUS.COM/VARIABLE-INSURANCE

                               151 Detroit Street
                               Denver, CO 80206-4805
                               1-877-335-2687

            The Trust's Investment Company Act File No. is 811-7736.

                                                                May 1, 2010





                                                                SERVICE SHARES
                                                                    TICKER
GROWTH & CORE
  Balanced Portfolio........................................          N/A
  Janus Portfolio...........................................          N/A
INTERNATIONAL & GLOBAL
  Overseas Portfolio........................................          N/A
  Worldwide Portfolio.......................................          N/A






                            JANUS ASPEN SERIES

                                Prospectus


The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



       This Prospectus describes four series (each, a "Portfolio" and collectively, the "Portfolios") of Janus Aspen Series (the "Trust") with a variety of investment objectives. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Portfolio.

       Each Portfolio of Janus Aspen Series currently offers one or more classes of shares. The Service Shares (the "Shares") are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

       Janus Aspen Series - Service Shares sells and redeems its Shares at net asset value without sales charges, commissions, or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract, and certain contracts may limit allocations among the Portfolios. Refer to the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

       Certain Janus Aspen Series Portfolios have similar investment objectives and similar principal strategies to corresponding Janus retail funds. Although it is anticipated that a Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, expenses, cash flow needs, and other factors may result in differences in investment performance.

       This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




PORTFOLIO SUMMARY
  Balanced Portfolio..........................................................     2
  Janus Portfolio.............................................................     6
  Overseas Portfolio..........................................................    10
  Worldwide Portfolio.........................................................    13

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS
  Fees and expenses...........................................................    16
  Additional investment strategies and general portfolio policies.............    16
  Risks of the Portfolios.....................................................    21

MANAGEMENT OF THE PORTFOLIOS
  Investment adviser..........................................................    25
  Management expenses.........................................................    25
  Investment personnel........................................................    28

OTHER INFORMATION.............................................................    30

DISTRIBUTIONS AND TAXES.......................................................    32

SHAREHOLDER'S GUIDE
  Pricing of portfolio shares.................................................    33
  Distribution and service fees...............................................    34
  Payments to financial intermediaries by Janus Capital or its affiliates.....    34
  Purchases...................................................................    34
  Redemptions.................................................................    35
  Excessive trading...........................................................    36
  Shareholder communications..................................................    38

FINANCIAL HIGHLIGHTS..........................................................    39

GLOSSARY OF INVESTMENT TERMS..................................................    43





                                                            Table of contents  1

  Portfolio Summary
--------------------------------------------------------------------------------
  BALANCED PORTFOLIO
  Ticker: N/A  Service Shares

  INVESTMENT OBJECTIVE

  BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

  FEES AND EXPENSES OF THE PORTFOLIO

  This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE FOLLOWING TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

  ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

  Management Fees..................................................   0.55%
  Distribution/Service (12b-1) Fees................................   0.25%
  Other Expenses...................................................   0.02%
  Total Annual Fund Operating Expenses.............................   0.82%


  ------------------------------------------------------------------------------

  EXAMPLE:

  The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 Year   3 Years   5 Years   10 Years
                                                                 -------------------------------------
  Service Shares..............................................    $ 84     $ 262     $ 455     $ 1,014


  PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 169% of the average value of its portfolio.

  PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities.

  In choosing investments for the Portfolio, the portfolio managers apply a "bottom up" approach with one portfolio manager focusing on the equity portion of the Portfolio and the other portfolio manager focusing on the fixed-income portion of the Portfolio. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. The portfolio managers share day-to-day responsibility for the Portfolio's investments.

  The Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

  The Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.


2  Janus Aspen Series

  PRINCIPAL INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

  GROWTH SECURITIES RISK. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. The price of a "growth" security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

  FIXED-INCOME SECURITIES RISK. The Portfolio may hold debt and other fixed-income securities to generate income. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Portfolio's net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, and liquidity risk.

  MORTGAGE-BACKED SECURITIES RISK. Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of securities. Investments in mortgage-backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates. These risks may reduce the Portfolio's returns. In addition, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

  FOREIGN EXPOSURE RISK. The Portfolio may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.




                                                            Portfolio Summary  3

  The Portfolio's past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/variable-insurance or by calling 1-877-335-2687.

      ANNUAL TOTAL RETURN (YEARS ENDED 12/31)                     SERVICE SHARES

            -1.37%   -4.90%   -6.67%   13.72%    8.29%    7.62%   10.41%   10.29%   -16.06%  25.58%
             2000     2001     2002     2003     2004     2005     2006     2007     2008     2009

       Best Quarter:  3rd-2009 11.42%     Worst Quarter:  3rd-2008 -7.84%




                                                             Average annual total return for periods ended 12/31/09
                                                             ------------------------------------------------------
                                                                                                    Since Inception
                                                                1 year     5 years     10 years        (9/13/93)
  Balanced Portfolio - Service Shares                           25.58%      6.68%        4.07%           10.14%
  S&P 500(R) Index                                              26.46%      0.42%       -0.95%            7.58%
    (reflects no deduction for fees or expenses)
  Barclays Capital U.S. Aggregate Bond Index                     5.93%      4.97%        6.33%            6.02%
    (reflects no deduction for fees or expenses)
  Barclays Capital U.S. Government/Credit Bond Index             4.52%      4.71%        6.34%            5.91%
    (reflects no deduction for fees or expenses)
  Balanced Index                                                16.65%      2.65%        2.64%            7.16%
    (reflects no deduction for fees or expenses)
                                                              -----------------------------------------------------


  The Balanced Index is an internally calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500(R) Index (55%) and the Barclays Capital U.S. Government/Credit Bond Index (45%).

  MANAGEMENT

  INVESTMENT ADVISER: Janus Capital Management LLC

  PORTFOLIO MANAGERS: MARC PINTO, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since May 2005. GIBSON SMITH, Co-Chief Investment Officer of Janus Capital, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since May 2005.

  PURCHASE AND SALE OF PORTFOLIO SHARES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

  TAX INFORMATION

  Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract.




4  Janus Aspen Series

  PAYMENTS TO INSURERS, BROKER-DEALERS, AND OTHER FINANCIAL INTERMEDIARIES

  Portfolio shares are generally available only through an insurer's variable contracts, or an employer or other retirement plan (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer's decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary's website, or consult your insurance contract prospectus for more information.




                                                            Portfolio Summary  5

  Portfolio Summary
--------------------------------------------------------------------------------
  JANUS PORTFOLIO
  Ticker: N/A  Service Shares

  INVESTMENT OBJECTIVE

  JANUS PORTFOLIO seeks long-term growth of capital.

  FEES AND EXPENSES OF THE PORTFOLIO

  This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE FOLLOWING TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

  ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

  Management Fees..................................................   0.64%
  Distribution/Service (12b-1) Fees................................   0.25%
  Other Expenses...................................................   0.03%
  Total Annual Fund Operating Expenses.............................   0.92%


  ------------------------------------------------------------------------------

  EXAMPLE:

  The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 Year   3 Years   5 Years   10 Years
                                                                 -------------------------------------
  Service Shares..............................................    $ 94     $ 293     $ 509     $ 1,131


  PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 56% of the average value of its portfolio.

  PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio may invest in companies of any size, it generally invests in larger, more established companies. As of December 31, 2009, the Portfolio's weighted average market capitalization was $65.3 billion.

  The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies.

  The Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

  The Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.

  PRINCIPAL INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


6  Janus Aspen Series

  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

  GROWTH SECURITIES RISK. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. The price of a "growth" security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

  FOREIGN EXPOSURE RISK. The Portfolio may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/variable-insurance or by calling 1-877-335-2687.




                                                            Portfolio Summary  7

      ANNUAL TOTAL RETURN (YEARS ENDED 12/31)                     SERVICE SHARES

            -14.75%  -24.90%  -26.72%  31.49%    4.25%    4.01%   11.13%   14.80%   -39.87%  36.01%
             2000     2001     2002     2003     2004     2005     2006     2007     2008     2009

       Best Quarter:  3rd-2009 15.92%     Worst Quarter:  3rd-2001 -24.83%




                                                    Average annual total return for periods ended 12/31/09
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                       1 year     5 years     10 years        (9/13/93)
  Janus Portfolio - Service Shares                     36.01%      1.65%       -3.54%           6.25%
  Russell 1000(R) Growth Index                         37.21%      1.63%       -3.99%           6.75%
    (reflects no deduction for fees or expenses)
  S&P 500(R) Index                                     26.46%      0.42%       -0.95%           7.58%
    (reflects no deduction for fees or expenses)
  Core Growth Index                                    31.78%      1.05%       -2.42%           7.22%
    (reflects no deduction for fees or expenses)
                                                     -----------------------------------------------------


  The Core Growth Index is an internally calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000(R) Growth Index (50%) and the S&P 500(R) Index (50%).

  MANAGEMENT

  INVESTMENT ADVISER: Janus Capital Management LLC

  PORTFOLIO MANAGERS: JONATHAN D. COLEMAN, CFA, is Co-Chief Investment Officer of Janus Capital, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since November 2007. DANIEL RIFF is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since November 2007.

  PURCHASE AND SALE OF PORTFOLIO SHARES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

  TAX INFORMATION

  Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract.

  PAYMENTS TO INSURERS, BROKER-DEALERS, AND OTHER FINANCIAL INTERMEDIARIES

  Portfolio shares are generally available only through an insurer's variable contracts, or an employer or other retirement plan (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other



8  Janus Aspen Series
  financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer's decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary's website, or consult your insurance contract prospectus for more information.




                                                            Portfolio Summary  9

  Portfolio Summary
--------------------------------------------------------------------------------
  OVERSEAS PORTFOLIO
  Ticker: N/A  Service Shares

  INVESTMENT OBJECTIVE

  OVERSEAS PORTFOLIO seeks long-term growth of capital.

  FEES AND EXPENSES OF THE PORTFOLIO

  This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE FOLLOWING TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

  ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

  Management Fees..................................................   0.64%
  Distribution/Service (12b-1) Fees................................   0.25%
  Other Expenses...................................................   0.06%
  Total Annual Fund Operating Expenses.............................   0.95%


  ------------------------------------------------------------------------------

  EXAMPLE:

  The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 Year   3 Years   5 Years   10 Years
                                                                 -------------------------------------
  Service Shares..............................................    $ 97     $ 303     $ 525     $ 1,166


  PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 44% of the average value of its portfolio.

  PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Portfolio may have significant exposure to emerging markets. The Portfolio may also invest in U.S. and foreign debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies.

  The Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.


10  Janus Aspen Series

  PRINCIPAL INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  FOREIGN EXPOSURE RISK. The Portfolio normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of December 31, 2009, approximately 21.1% of the Portfolio's investments were in emerging markets.

  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

  GROWTH SECURITIES RISK. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. The price of a "growth" security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/variable-insurance or by calling 1-877-335-2687.




                                                           Portfolio Summary  11

      ANNUAL TOTAL RETURN (YEARS ENDED 12/31)                     SERVICE SHARES

            -16.14%  -23.43%  -25.76%  34.53%   18.69%   31.94%   46.63%   28.02%   -52.23%  79.07%
             2000     2001     2002     2003     2004     2005     2006     2007     2008     2009

       Best Quarter:  2nd-2009 38.49%     Worst Quarter:  4th-2008 -26.61%




                                                                       Average annual total return for periods ended 12/31/09
                                                                       ------------------------------------------------------
                                                                                                              Since Inception
                                                                          1 year     5 years     10 years         (5/2/94)
  Overseas Portfolio - Service Shares                                     79.07%      16.20%       4.90%           12.87%
  Morgan Stanley Capital International All Country World                  41.45%       5.83%       2.71%             N/A
    ex-U.S. Index(SM) (reflects no deduction for fees or expenses)
  Morgan Stanley Capital International EAFE(R) Index                      31.78%       3.54%       1.17%            4.70%
    (reflects no deduction for fees or expenses)
                                                                        -----------------------------------------------------


  MANAGEMENT

  INVESTMENT ADVISER: Janus Capital Management LLC

  PORTFOLIO MANAGER: BRENT A. LYNN, CFA, is Executive Vice President and Portfolio Manager of the Portfolio, which he has managed or co-managed since January 2001.

  PURCHASE AND SALE OF PORTFOLIO SHARES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

  TAX INFORMATION

  Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract.

  PAYMENTS TO INSURERS, BROKER-DEALERS, AND OTHER FINANCIAL INTERMEDIARIES

  Portfolio shares are generally available only through an insurer's variable contracts, or an employer or other retirement plan (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer's decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary's website, or consult your insurance contract prospectus for more information.




12  Janus Aspen Series

  Portfolio Summary
--------------------------------------------------------------------------------
  WORLDWIDE PORTFOLIO
  Ticker: N/A  Service Shares

  INVESTMENT OBJECTIVE

  WORLDWIDE PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

  FEES AND EXPENSES OF THE PORTFOLIO

  This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE FOLLOWING TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

  ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

  Management Fees (may adjust up or down)..........................   0.57%
  Distribution/Service (12b-1) Fees................................   0.25%
  Other Expenses...................................................   0.06%
  Total Annual Fund Operating Expenses.............................   0.88%


  ------------------------------------------------------------------------------

  EXAMPLE:

  The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 Year   3 Years   5 Years   10 Years
                                                                 -------------------------------------
  Service Shares..............................................    $ 90     $ 281     $ 488     $ 1,084


  PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 206% of the average value of its portfolio.

  PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. The Portfolio may also invest in U.S. and foreign debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies.

  The Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.

  PRINCIPAL INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


                                                           Portfolio Summary  13

  FOREIGN EXPOSURE RISK. The Portfolio normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of December 31, 2009, approximately 12.7% of the Portfolio's investments were in emerging markets.

  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

  GROWTH SECURITIES RISK. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. The price of a "growth" security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/variable-insurance or by calling 1-877-335-2687.




14  Janus Aspen Series

      ANNUAL TOTAL RETURN (YEARS ENDED 12/31)                     SERVICE SHARES

            -15.99%  -22.62%  -25.71%  23.68%    4.53%    5.57%   17.94%    9.36%   -44.81%  37.40%
             2000     2001     2002     2003     2004     2005     2006     2007     2008     2009

       Best Quarter:  2nd-2009 22.84%     Worst Quarter:  4th-2008 -23.19%




                                                             Average annual total return for periods ended 12/31/09
                                                             ------------------------------------------------------
                                                                                                    Since Inception
                                                                1 year     5 years     10 years        (9/13/93)
  Worldwide Portfolio - Service Shares                          37.40%      0.64%       -4.29%           7.53%
  Morgan Stanley Capital International World Index(SM)          29.99%      2.01%       -0.24%           5.89%
    (reflects no deduction for fees or expenses)
                                                              -----------------------------------------------------


  MANAGEMENT

  INVESTMENT ADVISER: Janus Capital Management LLC

  PORTFOLIO MANAGER: LAURENT SALTIEL is Executive Vice President and Portfolio Manager of the Portfolio, which he has managed since April 2009.

  PURCHASE AND SALE OF PORTFOLIO SHARES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

  TAX INFORMATION

  Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract.

  PAYMENTS TO INSURERS, BROKER-DEALERS, AND OTHER FINANCIAL INTERMEDIARIES

  Portfolio shares are generally available only through an insurer's variable contracts, or an employer or other retirement plan (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer's decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary's website, or consult your insurance contract prospectus for more information.




                                                           Portfolio Summary  15

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------


FEES AND EXPENSES

  PLEASE REFER TO THE FOLLOWING IMPORTANT INFORMATION WHEN REVIEWING THE "FEES AND EXPENSES OF THE PORTFOLIO" TABLE IN EACH PORTFOLIO SUMMARY OF THE PROSPECTUS.

  - "Annual Fund Operating Expenses" are paid out of a Portfolio's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in each Portfolio Summary shows, these costs are borne indirectly by all shareholders.

  - The "Management Fee" is the investment advisory fee rate paid by each Portfolio to Janus Capital. Worldwide Portfolio pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Portfolio's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.60%. Any such adjustment to this base fee rate commenced February 2007, and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information ("SAI").

  - "Distribution/Service (12b-1) Fees." Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

  - "Other Expenses" may include acquired fund fees and expenses. "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Portfolio invests or has invested during the period. A Portfolio's "ratio of gross expenses to average net assets" appearing in the Financial Highlights table does not include "Acquired Fund Fees and Expenses."

  - All expenses in a Portfolio's "Fees and Expenses of the Portfolio" table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

ADDITIONAL INVESTMENT STRATEGIES AND GENERAL PORTFOLIO POLICIES

  The Portfolios' Board of Trustees may change each Portfolio's investment objective or non-fundamental principal investment strategies without a shareholder vote. A Portfolio will notify you in writing at least 60 days before making any such change it considers material. If there is a material change to a Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will achieve its investment objective.

  Unless otherwise stated, the following additional investment strategies and general policies apply to each Portfolio and provide further information including, but not limited to, the types of securities a Portfolio may invest in when implementing its investment objective. For some Portfolios these strategies and policies may be a part of a principal strategy. For other Portfolios, these strategies and policies may be utilized to a lesser extent. Except for the Portfolios' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Portfolios may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Portfolio's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Portfolio has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions among the Portfolios may vary significantly. When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested. To the extent a Portfolio invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Portfolio from accessing its cash.

  In addition, a Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Portfolio's

16  Janus Aspen Series
  cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may take positions that are inconsistent with its investment objective. As a result, the Portfolio may not achieve its investment objective.

  COMMON STOCK
  Unless its investment objective or policies prescribe otherwise, each of the Portfolios may invest substantially all of its assets in common stocks. The portfolio managers generally take a "bottom up" approach to selecting companies in which to invest. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Portfolios may sell a holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The Portfolios may also sell a holding to meet redemptions.

  BALANCED PORTFOLIO may emphasize varying degrees of income. In the case of Balanced Portfolio, the portfolio managers may consider dividend-paying characteristics to a greater degree than other factors in selecting common stocks. Realization of income is not a significant consideration when choosing investments for the other Portfolios. Income realized on the Portfolios' investments may be incidental to their investment objectives.

  COUNTERPARTIES
  Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Portfolio ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to a Portfolio. A Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. A Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio's cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

  CREDIT QUALITY
  Through a Portfolio's investments in fixed-income securities, a Portfolio is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Portfolio's returns. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

  Many fixed-income securities receive credit ratings from services such as Standard & Poor's, Fitch, and Moody's. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions which can result in fluctuation in the price of a security and impact your return and yield. If a security has not received a rating, a Portfolio must rely upon Janus Capital's credit assessment, which can also impact the Portfolio's return and yield. Please refer to the "Explanation of Rating Categories" section of the SAI for a description of bond rating categories.




                                 Additional information about the Portfolios  17

  FOREIGN SECURITIES
  The portfolio managers seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest, and the Portfolios may at times have significant foreign exposure, including exposure in emerging markets.

  EMERGING MARKETS
  Within the parameters of its specific investment policies, each Portfolio may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). Each of Overseas Portfolio and Worldwide Portfolio has at times invested a significant portion of its assets in emerging markets and may continue to do so. A summary of each Portfolio's investments by country is contained in the Portfolio's shareholder reports and in the Portfolio's Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").

  HIGH-YIELD/HIGH-RISK BONDS
  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds. Under normal circumstances, each Portfolio will limit its investments in high-yield/high-risk bonds to 35% or less of its net assets.

  ILLIQUID INVESTMENTS
  Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

  MORTGAGE- AND ASSET-BACKED SECURITIES
  Certain Portfolios, particularly Balanced Portfolio, may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), or other governmental or government-related entities. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. Each Portfolio may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact a Portfolio's yield and your return.

  Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans at a faster pace than expected is known as "prepayment risk," and may shorten the effective maturities of these securities. This may result in a Portfolio having to reinvest proceeds at a lower interest rate.

  In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing a Portfolio's sensitivity to interest rate changes and causing its price to decline.




18  Janus Aspen Series

  PORTFOLIO TURNOVER
  In general, each Portfolio intends to purchase securities for long-term investment, although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of a Portfolio's investments, and the investment style of the portfolio managers. Changes are normally made in a Portfolio's holdings whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover also may have a negative effect on a Portfolio's performance. The "Financial Highlights" section of this Prospectus shows the Portfolios' historical turnover rates.

  SECURITIES LENDING
  A Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When a Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

  SHORT SALES
  Certain portfolios may engage in short sales. No more than 10% of a portfolio's net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The portfolios may engage in short sales "against the box" and options for hedging purposes that are not subject to this 10% limit. A short sale is generally a transaction in which a portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the portfolio must borrow the security to make delivery to the buyer. The portfolio is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the portfolio will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the portfolio may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a portfolio may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a portfolio's losses are potentially unlimited in a short sale transaction. A portfolio's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the portfolio may be required to pay in connection with a short sale. Such payments may result in the portfolio having higher expenses than a portfolio that does not engage in short sales and may negatively affect the portfolio's performance.

  A portfolio may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the portfolio to similar risks. To the extent that the portfolio enters into short derivative positions, the portfolio may be exposed to risks similar to those associated with short sales, including the risk that the portfolio's losses are theoretically unlimited.




                                 Additional information about the Portfolios  19

  Due to certain foreign countries' restrictions, a portfolio will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a portfolio's ability to fully implement a short selling strategy that could otherwise help the portfolio pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

  SPECIAL SITUATIONS
  Certain Portfolios may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio managers, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in "special situations" companies can present greater risks than investments in companies not experiencing special situations, and a Portfolio's performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.

  SWAP AGREEMENTS
  Certain Portfolios may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  U.S. GOVERNMENT SECURITIES
  Certain Portfolios, particularly Balanced Portfolio, may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Portfolios. If successful, they may benefit the Portfolios by earning a return on the Portfolios' assets or reducing risk; however, they may not achieve the Portfolios' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds




20  Janus Aspen Series

  - indexed/structured securities

  - various derivative transactions (which could comprise a significant percentage of a portfolio's holdings) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - bank loans, which may be acquired through loan participations and assignments (for Balanced Portfolio only, no more than 20% of the Portfolio's total assets)

RISKS OF THE PORTFOLIOS

  The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Portfolios. To varying degrees, the Portfolios may invest in stocks, bonds, alternative strategy investments, and money market instruments or cash/cash equivalents. The following information is designed to help you better understand some of the risks of investing in the Portfolios. The impact of the following risks on a Portfolio may vary depending on the Portfolio's investments. The greater the Portfolio's investment in a particular security, the greater the Portfolio's exposure to the risks associated with that security. Before investing in a Portfolio, you should consider carefully the risks that you assume when investing in the Portfolio.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to a Portfolio. If the counterparty to a derivative transaction defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent a Portfolio enters into short derivative positions, a Portfolio may be exposed to risks similar to those associated with short sales, including the risk that a Portfolio's losses are theoretically unlimited.

  EMERGING MARKETS RISK. Within the parameters of its specific investment policies, each Portfolio may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). To the extent that a Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The price of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Portfolios may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolios to obtain or to enforce a judgment against the issuers of such securities. The Portfolios may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

  FIXED-INCOME SECURITIES RISK. The Portfolios, particularly Balanced Portfolio, may hold debt and other fixed-income securities to generate income. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause a Portfolio's net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are



                                 Additional information about the Portfolios  21
  subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Portfolio having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  FOREIGN EXPOSURE RISK. Within the parameters of its specific investment policies, each Portfolio may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Portfolio's ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio's investment strategies and potentially affecting the value of the Portfolio.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

  GROWTH SECURITIES RISK. The Portfolios invest in companies after assessing their growth potential. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing a Portfolio's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  HIGH-YIELD/HIGH-RISK BOND RISK. High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it



22  Janus Aspen Series
  may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  INDUSTRY RISK. Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Portfolio's investments, if any, in multiple companies in a particular industry increase that Portfolio's exposure to industry risk.

  INTEREST RATE RISK. Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern.

  MANAGEMENT RISK. The Portfolios are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Portfolios may fail to produce the intended results.

  Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease.

  The Portfolios may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that a portfolio manager's use of derivative investments will benefit the Portfolios. A Portfolio's performance could be worse than if the Portfolio had not used such instruments. Use of such investments may instead increase risk to the Portfolio, rather than reduce risk.

  A Portfolio's performance may also be significantly affected, positively or negatively, by a portfolio manager's use of certain types of investments, such as foreign (non-U.S.) securities, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. Note that a portfolio manager's use of IPOs and other types of investments may have a magnified performance impact on a portfolio with a small asset base and the portfolio may not experience similar performance as its assets grow.

  MARKET RISK. The value of a Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value will also decrease, which means if you sell your shares in the Portfolio you may lose money.

  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio's ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

  MORTGAGE-BACKED SECURITIES RISK. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, mortgage-backed securities, making them more sensitive to changes in interest rates ("extension risk"). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing a Portfolio that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When



                                 Additional information about the Portfolios  23
  interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce a Portfolio's returns because the Portfolio will have to reinvest that money at lower prevailing interest rates.

  In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

  SMALL- AND MID-SIZED COMPANIES RISK. A Portfolio's investments in securities issued by small- and mid-sized companies, which tend to be smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger companies, which could have a significant adverse effect on a Portfolio's returns, especially as market conditions change.




24  Janus Aspen Series

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Portfolio. Janus Capital is responsible for the day-to-day management of the Portfolios' investment portfolios and furnishes continuous advice and recommendations concerning the Portfolios' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Portfolio.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Portfolios and pays the salaries, fees, and expenses of all Portfolio officers (with some shared expenses with the Janus funds of compensation payable to the funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "interested persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").

MANAGEMENT EXPENSES

  Each Portfolio pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Portfolio's investment advisory fee is calculated daily and paid monthly. Each Portfolio's advisory agreement details the investment advisory fee and other expenses that each Portfolio must pay.

  The following tables reflect each Portfolio's contractual investment advisory fee rate or base fee rate, as applicable, (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Portfolio to Janus Capital.

  FIXED-RATE INVESTMENT ADVISORY FEE

  The Portfolios reflected below pay an investment advisory fee at a fixed rate based on each Portfolio's average daily net assets.

                                                                                          Actual Investment
                                                                       Contractual      Advisory Fee Rate (%)
                                                   Average Daily       Investment              (for the
                                                    Net Assets      Advisory Fee (%)      fiscal year ended
  Portfolio Name                                 of the Portfolio     (annual rate)       December 31, 2009)
-------------------------------------------------------------------------------------------------------------
  GROWTH & CORE
    Balanced Portfolio                           All Asset Levels         0.55                   0.55
    Janus Portfolio                              All Asset Levels         0.64                   0.64
  INTERNATIONAL & GLOBAL
    Overseas Portfolio                           All Asset Levels         0.64                   0.64
-------------------------------------------------------------------------------------------------------------


  PERFORMANCE-BASED INVESTMENT ADVISORY FEE

  Worldwide Portfolio pays an investment advisory fee rate that may adjust up or down based on the Portfolio's performance relative to the cumulative investment record of its benchmark index over the performance measurement period as reflected in the table below. Any adjustment to the investment advisory fee rate was effective February 2007. Until such time, only the base fee rate shown below applied. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Portfolio's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Portfolio's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Portfolio's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by

                                                Management of the Portfolios  25
  the Portfolio as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.

  As an example, if the Portfolio outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if the Portfolio underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.

                                                                                                   Actual Investment
                                                                              Performance        Advisory Fee Rate (%)
                                                         Performance            Adjusted                (for the
                                                          Hurdle vs.           Investment          fiscal year ended
  Portfolio Name                   Base Fee Rate (%)   Benchmark Index   Advisory Fee Rate (%)     December 31, 2009)
----------------------------------------------------------------------------------------------------------------------
  Worldwide Portfolio                     0.60            +/- 6.00%               0.57                    0.57
----------------------------------------------------------------------------------------------------------------------



  For Worldwide Portfolio, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to the MSCI World Index(SM).

  Only the base fee rate applied until February 2007 for the Portfolio, at which time the calculation of the performance adjustment applies as follows:

  Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

  The investment advisory fee rate paid to Janus Capital by Worldwide Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio's performance-based fee structure has been in effect for at least 12 months. When the Portfolio's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for the Portfolio.

  No Performance Adjustment is applied unless the difference between the Portfolio's investment performance and the cumulative investment record of the Portfolio's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Portfolio's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Portfolio's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio's benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

  The investment performance of the Portfolio's Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio's performance was above or below its



26  Janus Aspen Series
  benchmark index by comparing the investment performance of the Portfolio's Service Shares against the cumulative investment record of the Portfolio's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio's benchmark index and future changes to the size of the Portfolio.

  The Portfolio's SAI contains additional information about performance-based fees.

  A discussion regarding the basis for the Trustees' approval of the Portfolios' investment advisory agreements will be included in the Portfolios' next annual or semiannual report to shareholders, following such approval. You can request the Portfolios' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/variable-insurance.




                                                Management of the Portfolios  27

INVESTMENT PERSONNEL

  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Portfolio described. The Portfolios are presented in the order listed on this Prospectus' cover.

BALANCED PORTFOLIO
--------------------------------------------------------------------------------
    Co-Portfolio Managers Marc Pinto and Gibson Smith jointly share responsibility for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Pinto focuses on the equity portion of the Portfolio. Mr. Smith focuses on the fixed-income portion of the Portfolio.

    MARC PINTO, CFA, is Executive Vice President and Co-Portfolio Manager of Balanced Portfolio, which he has co-managed since May 2005. Mr. Pinto is also Portfolio Manager of other Janus accounts. Mr. Pinto joined Janus Capital in 1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Balanced Portfolio, which he has co-managed since May 2005. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. Mr. Smith holds a Bachelor's degree in Economics from the University of Colorado.

JANUS PORTFOLIO
--------------------------------------------------------------------------------
    Co-Portfolio Managers Jonathan D. Coleman and Daniel Riff are responsible for the day-to-day management of the Portfolio. Mr. Coleman, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.

    JONATHAN D. COLEMAN, CFA, is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Portfolio, which he has co-managed since November 2007. Mr. Coleman was Portfolio Manager of Enterprise Portfolio from February 2002 to October 2007. Mr. Coleman is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation.

    DANIEL RIFF is Executive Vice President and Co-Portfolio Manager of Janus Portfolio, which he has co-managed since November 2007. Mr. Riff is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2003 as an analyst. Mr. Riff holds a Bachelor's degree (magna cum laude) in Economics from Williams College and a Master of Business Administration degree with honors in Finance from The Wharton School at the University of Pennsylvania.

OVERSEAS PORTFOLIO
--------------------------------------------------------------------------------
    BRENT A. LYNN, CFA, is Executive Vice President and Portfolio Manager of Overseas Portfolio, which he has managed or co-managed since January 2001. Mr. Lynn joined Janus Capital in 1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn holds the Chartered Financial Analyst designation.

WORLDWIDE PORTFOLIO
--------------------------------------------------------------------------------
    LAURENT SALTIEL is Executive Vice President and Portfolio Manager of Worldwide Portfolio, which he has managed since April 2009. Mr. Saltiel is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2002 as an equity research analyst. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and Harvard Business School, respectively.

  Information about the portfolio managers' compensation structure and other accounts managed, as well as the aggregate range of their individual ownership in all mutual funds advised by Janus Capital is included in the SAI.




28  Janus Aspen Series

  CONFLICTS OF INTEREST

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Portfolio is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Portfolio. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Portfolios' SAI.




                                                Management of the Portfolios  29

OTHER INFORMATION
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  CLASSES OF SHARES

  Only Service Shares are offered by this Prospectus. The Shares are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Institutional Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service II Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants and include a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares or Service II Shares, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Portfolio may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Portfolio's ability to achieve its investment objective. If sales of a Portfolio are limited, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase Shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed portfolio would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the portfolio is believed to negatively impact existing portfolio shareholders. The closed portfolio may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the portfolio and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.

  LIQUIDATION/REORGANIZATION OF A PORTFOLIO

  It is important to know that, pursuant to the Trust's Amended and Restated Trust Instrument and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a portfolio into another portfolio without seeking shareholder vote or consent.

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et all., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

  In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit ("Fourth Circuit"). In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the

30  Janus Aspen Series

  Court for further proceedings. In October 2009, JCGI and Janus Capital filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the Fourth Circuit. On January 11, 2010, the Supreme Court asked the United States Solicitor General to file a brief on the question of whether the petition should be granted. As a result of these developments at the Supreme Court, the Court has stayed all further proceedings until the Supreme Court rules on the petition for a writ of certiorari. In the Steinberg case (action (ii) above), the Court entered an order on January 20, 2010, granting Janus Capital's Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, on February 17, 2010, Plaintiffs filed a Notice of Appeal with the Fourth Circuit.

  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a "Notice that Matter is Deemed Concluded." At this time, no further proceedings are scheduled in this matter.

  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE PORTFOLIOS

  The Portfolios are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  31

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Portfolio's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Portfolio have been held. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

  DISTRIBUTION SCHEDULE

  Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains in December. If necessary, dividends and net capital gains may be distributed at other times as well.

  HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Portfolio's daily net asset value ("NAV"). The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations.

TAXES

  TAXES ON DISTRIBUTIONS

  Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by a Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

  TAXATION OF THE PORTFOLIOS

  Dividends, interest, and some capital gains received by the Portfolios on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

  The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distributions each year of all their net investment income and net capital gains. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to satisfy the diversification requirements applicable to insurance company separate accounts under the Internal Revenue Code.


32  Janus Aspen Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Investors may not purchase or redeem Shares of the Portfolios directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. Certain Portfolios may not be available in connection with a particular contract, and certain contracts may limit allocations among the Portfolios. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

  With certain limited exceptions, the Portfolios are available only to U.S. citizens or residents.

PRICING OF PORTFOLIO SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Portfolio's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Portfolio's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Portfolio's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Portfolio or its agents. In order to receive a day's price, your order must be received in good order by a Portfolio (or insurance company or plan sponsor) or its agents by the close of the regular trading session of the NYSE.

  Securities held by the Portfolios are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Portfolios' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. The Portfolios may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

  Due to the subjective nature of fair value pricing, a Portfolio's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Portfolio's portfolio securities and the reflection of such change in that Portfolio's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling shares of a Portfolio may dilute the NAV of that Portfolio, which negatively impacts long-term shareholders. The Portfolios' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Portfolio, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


                                                         Shareholder's guide  33

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

  Under a distribution and shareholder servicing plan (the "Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and services performed by such entities. Because 12b-1 fees are paid out of the Portfolios' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected insurance companies, qualified plan service providers or their affiliates, or other financial intermediaries that distribute, market, or promote the Portfolios or perform related services for contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Portfolios. Such payments may be in addition to, or in lieu of, the fees described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) fees or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price a contract owner or plan participant pays for Shares nor the amount that a Janus fund receives to invest on behalf of the contract owner or plan participant. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolios and when considering which share class of a Portfolio is most appropriate for you. Please contact your insurance company or plan sponsor for details on such arrangements.

PURCHASES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf. As discussed under "Payments to financial intermediaries by Janus Capital or its affiliates," Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers, or their affiliates, or other financial



34  Janus Aspen Series
  intermediaries that were instrumental in the acquisition or retention of accounts in the Portfolios or that provide services in connection with investments in the Portfolios. You should consider such arrangements when evaluating any recommendation of the Portfolios.

  Each Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolios are not intended for excessive trading. For more information about the Portfolios' policy on excessive trading, refer to "Excessive Trading."

  The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your insurance company or plan sponsor is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your insurance company or plan sponsor may temporarily limit additional share purchases. In addition, your insurance company or plan sponsor may close an account if they are unable to verify a shareholder's identity. Please contact your insurance company or plan sponsor if you need additional assistance when completing your application or additional information about the insurance company or plan sponsor's Anti-Money Laundering Program.

  POTENTIAL CONFLICTS

  Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its Shares to unaffiliated variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolios may refuse to sell their Shares to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans, and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

REDEMPTIONS

  Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

  Shares of each Portfolio may be redeemed on any business day on which the Portfolio's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Portfolio or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.

  Each Portfolio reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolios to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or
  (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  LARGE SHAREHOLDER REDEMPTIONS

  Certain participating insurance companies, accounts, or Janus affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio's Shares. Redemptions by these participating insurance companies



                                                         Shareholder's guide  35
  or accounts of their holdings in a Portfolio may impact the Portfolio's liquidity and NAV. These redemptions may also force a Portfolio to sell securities, which may negatively impact the Portfolio's brokerage costs.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. However, each Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Portfolio for cash redemptions.

  While a Portfolio may pay redemptions in-kind, a Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If a Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio's NAV and may increase brokerage costs.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares ("excessive trading"). The Portfolios are intended for long-term investment purposes only, and the Portfolios will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Portfolios' excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolios may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and redemptions of the Portfolios' shares by multiple investors are aggregated by the intermediary and presented to the Portfolios on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Portfolios attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Portfolio Shares;" and

  - redemption fees (where applicable on certain classes of certain Portfolios).

  Generally, a purchase and redemption of Shares from the same Portfolio within 90 calendar days (i.e., "round trip") may result in enforcement of a Portfolio's excessive trading policies and procedures with respect to future purchase orders, provided that the Portfolios reserve the right to reject any purchase request as explained above.

  The Portfolios monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege (if permitted by your insurance company or plan sponsor) of any investor who makes more than one round trip in a Portfolio over a 90-day period, and may bar future purchases into the Portfolio and any of the other Janus funds by such investor. The Portfolios' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your insurance company or plan sponsor) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Portfolios' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.




36  Janus Aspen Series

  Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolios' excessive trading policies and procedures and may be rejected in whole or in part by a Portfolio. The Portfolios, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolios, and thus the Portfolios may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolios' excessive trading policies may be cancelled or revoked by a Portfolio by the next business day following receipt by that Portfolio.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolios or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolios' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems' capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Portfolio shares, such as periodic rebalancing through intermediaries (no more frequently than every 60 days) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Portfolios' methods to detect and deter excessive trading.

  Each Portfolio also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Portfolio. For example, a Portfolio may refuse a purchase order if the portfolio managers believe they would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Portfolios' policies and procedures regarding excessive trading may be modified at any time by the Portfolios' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Portfolio's long-term shareholders. Excessive trading into and out of a Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Portfolio's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Portfolio, which negatively impacts long-term shareholders. Although the Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Portfolio shares.

  Although the Portfolios take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolios may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the Portfolios' identification of excessive trading transactions in the Portfolios through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may



                                                         Shareholder's guide  37
  govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of a Portfolio. Although the Portfolios encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolios cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolios.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios' holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to portfolio shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Portfolio holdings (excluding derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Holdings & Details tab of each portfolio at janus.com/variable-insurance.

    Each portfolio may provide, upon request, historical full holdings on a monthly basis for periods prior to the previous quarter-end subject to a written confidentiality agreement.

  - TOP HOLDINGS. Each portfolio's top portfolio holdings, in order of position size and as a percentage of a portfolio's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most portfolios disclose their top ten portfolio holdings. However, certain portfolios disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Portfolios disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the portfolios' holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the portfolios' SAIs.

SHAREHOLDER COMMUNICATIONS

  Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolios that you have authorized for investment. These reports show each Portfolio's investments and the market value of such investments, as well as other information about each Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust's fiscal year ends December 31.




38  Janus Aspen Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  The financial highlights tables are intended to help you understand the Portfolios' financial performance through December 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Portfolio Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and the net expense ratio reflects expenses after any expense offset arrangement. Both expense ratios reflect expenses after waivers (reimbursements), if applicable. The information shown for the fiscal periods ended December 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.

  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Service Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the periods shown would be lower. "Total return" information may include adjustments in accordance with generally accepted accounting principles. As a result, returns may differ from returns for shareholder transactions.


BALANCED PORTFOLIO - SERVICE SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        Years ended December 31
                                                                         2009        2008        2007        2006        2005

 NET ASSET VALUE, BEGINNING OF PERIOD                                    $23.76      $31.07      $28.83      $26.61      $25.24

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                              0.73        0.72        0.70        0.49        0.45
 Net gain/(loss) on securities (both realized and unrealized)              5.11      (5.37)        2.24        2.27        1.46

 Total from investment operations                                          5.84      (4.65)        2.94        2.76        1.91

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                  (0.71)      (0.68)      (0.70)      (0.54)      (0.54)
 Distributions (from capital gains)                                      (0.96)      (1.98)          --          --          --

 Total distributions                                                     (1.67)      (2.66)      (0.70)      (0.54)      (0.54)


 NET ASSET VALUE, END OF PERIOD                                          $27.93      $23.76      $31.07      $28.83      $26.61


 Total return                                                            25.53%    (16.00)%      10.25%      10.46%       7.62%

 Net assets, end of period (in thousands)                              $666,112    $479,208    $579,181    $509,087    $559,467
 Average net assets for the period (in thousands)                      $554,206    $542,837    $545,997    $515,319    $526,693
 Ratio of gross expenses to average net assets(1)(2)                      0.82%       0.82%       0.82%       0.83%       0.82%
 Ratio of net expenses to average net assets(3)                           0.82%       0.82%       0.82%       0.82%       0.82%
 Ratio of net investment income/(loss) to average net assets              2.77%       2.53%       2.27%       1.79%       1.77%
 Portfolio turnover rate                                                   169%        120%         54%         52%         52%
-------------------------------------------------------------------------------------------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) The expense ratio reflects expenses after any expense offset arrangements.


                                                        Financial highlights  39

JANUS PORTFOLIO - SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       Years ended December 31
                                                                      2009          2008          2007         2006        2005

 NET ASSET VALUE, BEGINNING OF PERIOD                                  $15.59        $26.08        $22.84      $20.62      $19.85

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                            0.07          0.14          0.32        0.02      (0.02)
 Net gain/(loss) on securities (both realized and unrealized)            5.52       (10.50)          3.07        2.26        0.82

 Total from investment operations                                        5.59       (10.36)          3.39        2.28        0.80

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                (0.07)        (0.13)        (0.15)      (0.06)      (0.03)
 Distributions (from capital gains)                                        --            --            --          --          --

 Total distributions                                                   (0.07)        (0.13)        (0.15)      (0.06)      (0.03)


 NET ASSET VALUE, END OF PERIOD                                        $21.11        $15.59        $26.08      $22.84      $20.62


 Total return                                                          35.93%      (39.85)%        14.84%      11.08%       4.01%

 Net assets, end of period (in thousands)                          $2,046,895    $1,152,236    $1,211,381    $149,718    $157,041
 Average net assets for the period (in thousands)                  $1,528,802    $1,251,357      $569,659    $148,875    $163,753
 Ratio of gross expenses to average net assets(1)(2)                    0.92%         0.91%         0.91%       0.94%       0.91%
 Ratio of net expenses to average net assets(3)                         0.92%         0.91%         0.91%       0.94%       0.91%
 Ratio of net investment income/(loss) to average net assets            0.32%         0.61%         0.58%       0.24%       0.06%
 Portfolio turnover rate                                                  56%           69%           78%         54%         87%
---------------------------------------------------------------------------------------------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) The expense ratio reflects expenses after any expense offset arrangements.




40  Janus Aspen Series

OVERSEAS PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Years ended December 31
                                                                          2009         2008         2007         2006        2005


 NET ASSET VALUE, BEGINNING OF PERIOD                                      $26.07       $64.56       $50.62       $35.17     $26.94

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                                0.34         0.68         0.38         0.46       0.31
 Net gain/(loss) on securities (both realized and unrealized)               19.86      (30.36)        13.82        15.79       8.24

 Total from investment operations                                           20.20      (29.68)        14.20        16.25       8.55

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                    (0.15)       (0.57)       (0.26)       (0.80)     (0.32)
 Distributions (from capital gains)                                        (1.04)       (8.24)           --           --         --

 Total distributions                                                       (1.19)       (8.81)       (0.26)       (0.80)     (0.32)


 NET ASSET VALUE, END OF PERIOD                                            $45.08       $26.07       $64.56       $50.62     $35.17


 Total return                                                              78.66%     (52.15)%       28.09%       46.66%     31.94%

 Net assets, end of period (in thousands)                              $1,254,824     $757,331   $1,549,980   $1,072,922   $635,357
 Average net assets for the period (in thousands)                      $1,001,144   $1,251,214   $1,326,458     $826,815   $523,662
 Ratio of gross expenses to average net assets(1)(2)                        0.95%        0.94%        0.95%        0.96%      0.95%
 Ratio of net expenses to average net assets(3)                             0.95%        0.94%        0.95%        0.96%      0.95%
 Ratio of net investment income/(loss) to average net assets                0.39%        1.10%        0.44%        1.49%      0.78%
 Portfolio turnover rate                                                      44%          56%          59%          60%        57%
-----------------------------------------------------------------------------------------------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) The expense ratio reflects expenses after any expense offset arrangements.



                                                        Financial highlights  41

WORLDWIDE PORTFOLIO - SERVICE SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        Years ended December 31
                                                                         2009        2008        2007        2006        2005

 NET ASSET VALUE, BEGINNING OF PERIOD                                    $19.10      $35.05      $32.22      $27.76      $26.62

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                              0.24        0.21        0.16        0.36        0.29
 Net gain/(loss) on securities (both realized and unrealized)              6.87     (15.87)        2.87        4.58        1.18

 Total from investment operations                                          7.11     (15.66)        3.03        4.94        1.47

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                  (0.28)      (0.29)      (0.20)      (0.48)      (0.33)
 Distributions (from capital gains)                                          --          --          --          --          --

 Total distributions                                                     (0.28)      (0.29)      (0.20)      (0.48)      (0.33)


 NET ASSET VALUE, END OF PERIOD                                          $25.93      $19.10      $35.05      $32.22      $27.76


 Total return                                                            37.40%    (44.84)%       9.39%      17.97%       5.57%

 Net assets, end of period (in thousands)                              $144,294     $96,699    $227,723    $209,951    $201,382
 Average net assets for the period (in thousands)                      $114,103    $159,561    $230,284    $195,343    $206,310
 Ratio of gross expenses to average net assets(1)(2)(3)                   0.88%       0.78%       0.92%       0.86%       0.86%
 Ratio of net expenses to average net assets(4)                           0.88%       0.78%       0.92%       0.86%       0.86%
 Ratio of net investment income/(loss) to average net assets              1.08%       1.01%       0.46%       1.29%       1.11%
 Portfolio turnover rate                                                   206%         14%         26%         46%         41%
-------------------------------------------------------------------------------------------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(3) The ratio was 0.90% in 2006 before waiver of certain fees and/or reduction of adviser's fees.
(4) The expense ratio reflects expenses after any expense offset arrangements.




42  Janus Aspen Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolios may invest, as well as some general investment terms. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  AVERAGE-WEIGHTED EFFECTIVE MATURITY is a measure of a bond's maturity. The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Portfolio purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Portfolio may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Portfolio's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  DURATION is the time it will take investors to recoup their investment in a bond. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Portfolio with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Portfolio's duration is usually shorter than its average maturity.


                                                Glossary of investment terms  43

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Portfolio may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.

  MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

  MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.




44  Janus Aspen Series

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  DERIVATIVES are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps and futures contracts.




                                                Glossary of investment terms  45

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Portfolio's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.




46  Janus Aspen Series

  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Portfolio's total assets in an industry or group of industries.

  LEVERAGE is when a Portfolio increases its assets available for investment using borrowings or similar transactions. Because short sales involve borrowing securities and then selling them, a Portfolio's short sales effectively leverage a Portfolio's assets. The use of leverage may make any changes in a Portfolio's NAV even greater and thus result in increased volatility of returns. A Portfolio's assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force a Portfolio to use its other assets to increase the collateral. Leverage also creates interest expense that may lower a Portfolio's overall returns.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain portfolios, while others do not emphasize investments in companies of any particular size.

  NET LONG is a term used to describe when a Portfolio's assets committed to long positions exceed those committed to short positions.

  NONDIVERSIFICATION is a classification given to a portfolio under the 1940 Act. Portfolios are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a portfolio may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A portfolio that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a portfolio that is classified as "diversified." This gives a "nondiversified" portfolio more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of a portfolio but also may increase the risk of a portfolio.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Portfolio may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Portfolio owns, or the Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. A Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  47

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                   You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your insurance company or plan sponsor, or by contacting a Janus representative at 1-877-335-2687. The Portfolios' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/variable-insurance. Additional information about the Portfolios' investments is available in the Portfolios' annual and semiannual reports. In the Portfolios' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Portfolios.

                   The Statement of Additional Information
                   provides detailed information about the
                   Portfolios and is incorporated into this Prospectus by reference. You may review and copy information about the Portfolios (including the Portfolios' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Commission's Public Reference Section, Washington, D.C. 20549-1520 (1-202-551-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Portfolios from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                                  (JANUS LOGO)

                               JANUS.COM/VARIABLE-INSURANCE

                               151 Detroit Street
                               Denver, CO 80206-4805
                               1-877-335-2687

            The Trust's Investment Company Act File No. is 811-7736.

                                            May 1, 2010





                                            SERVICE SHARES
                                                TICKER
GROWTH & CORE
  Balanced Portfolio....................          N/A
  Enterprise Portfolio..................          N/A
  Forty Portfolio.......................          N/A
INTERNATIONAL & GLOBAL
  Overseas Portfolio....................          N/A
SPECIALTY EQUITY
  Global Technology Portfolio...........          N/A






                               JANUS ASPEN SERIES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



       This Prospectus describes five series (each, a "Portfolio" and collectively, the "Portfolios") of Janus Aspen Series (the "Trust") with a variety of investment objectives. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Portfolio.

       Each Portfolio of Janus Aspen Series currently offers one or more classes of shares. The Service Shares (the "Shares") are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

       Janus Aspen Series - Service Shares sells and redeems its Shares at net asset value without sales charges, commissions, or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract, and certain contracts may limit allocations among the Portfolios. Refer to the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

       Certain Janus Aspen Series Portfolios have similar investment objectives and similar principal strategies to corresponding Janus retail funds. Although it is anticipated that a Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, expenses, cash flow needs, and other factors may result in differences in investment performance.

       This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




PORTFOLIO SUMMARY
  Balanced Portfolio..........................................................     2
  Enterprise Portfolio........................................................     6
  Forty Portfolio.............................................................     9
  Overseas Portfolio..........................................................    12
  Global Technology Portfolio.................................................    15

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS
  Fees and expenses...........................................................    18
  Additional investment strategies and general portfolio policies.............    18
  Risks of the Portfolios.....................................................    23

MANAGEMENT OF THE PORTFOLIOS
  Investment adviser..........................................................    27
  Management expenses.........................................................    27
  Investment personnel........................................................    29

OTHER INFORMATION.............................................................    31

DISTRIBUTIONS AND TAXES.......................................................    33

SHAREHOLDER'S GUIDE
  Pricing of portfolio shares.................................................    34
  Distribution and service fees...............................................    35
  Payments to financial intermediaries by Janus Capital or its affiliates.....    35
  Purchases...................................................................    35
  Redemptions.................................................................    36
  Excessive trading...........................................................    37
  Shareholder communications..................................................    39

FINANCIAL HIGHLIGHTS..........................................................    40

GLOSSARY OF INVESTMENT TERMS..................................................    45






                                                            Table of contents  1

  Portfolio Summary
--------------------------------------------------------------------------------
  BALANCED PORTFOLIO
  Ticker: N/A  Service Shares

  INVESTMENT OBJECTIVE

  BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

  FEES AND EXPENSES OF THE PORTFOLIO

  This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE FOLLOWING TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

  ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

  Management Fees..................................................   0.55%
  Distribution/Service (12b-1) Fees................................   0.25%
  Other Expenses...................................................   0.02%
  Total Annual Fund Operating Expenses.............................   0.82%


  ------------------------------------------------------------------------------

  EXAMPLE:

  The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 Year   3 Years   5 Years   10 Years
                                                                 -------------------------------------
  Service Shares..............................................    $ 84     $ 262     $ 455     $ 1,014


  PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 169% of the average value of its portfolio.

  PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities.

  In choosing investments for the Portfolio, the portfolio managers apply a "bottom up" approach with one portfolio manager focusing on the equity portion of the Portfolio and the other portfolio manager focusing on the fixed-income portion of the Portfolio. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. The portfolio managers share day-to-day responsibility for the Portfolio's investments.

  The Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

  The Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.


2  Janus Aspen Series

  PRINCIPAL INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

  GROWTH SECURITIES RISK. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. The price of a "growth" security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

  FIXED-INCOME SECURITIES RISK. The Portfolio may hold debt and other fixed-income securities to generate income. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Portfolio's net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, and liquidity risk.

  MORTGAGE-BACKED SECURITIES RISK. Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of securities. Investments in mortgage-backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates. These risks may reduce the Portfolio's returns. In addition, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

  FOREIGN EXPOSURE RISK. The Portfolio may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.




                                                            Portfolio Summary  3

  The Portfolio's past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/variable-insurance or by calling 1-877-335-2687.

      ANNUAL TOTAL RETURN (YEARS ENDED 12/31)                     SERVICE SHARES

            -1.37%   -4.90%   -6.67%   13.72%    8.29%    7.62%   10.41%   10.29%   -16.06%  25.58%
             2000     2001     2002     2003     2004     2005     2006     2007     2008     2009

       Best Quarter:  3rd-2009 11.42%     Worst Quarter:  3rd-2008 -7.84%




                                                             Average annual total return for periods ended 12/31/09
                                                             ------------------------------------------------------
                                                                                                    Since Inception
                                                                1 year     5 years     10 years        (9/13/93)
  Balanced Portfolio - Service Shares                           25.58%      6.68%        4.07%           10.14%
  S&P 500(R) Index                                              26.46%      0.42%       -0.95%            7.58%
    (reflects no deduction for fees or expenses)
  Barclays Capital U.S. Aggregate Bond Index                     5.93%      4.97%        6.33%            6.02%
    (reflects no deduction for fees or expenses)
  Barclays Capital U.S. Government/Credit Bond Index             4.52%      4.71%        6.34%            5.91%
    (reflects no deduction for fees or expenses)
  Balanced Index                                                16.65%      2.65%        2.64%            7.16%
    (reflects no deduction for fees or expenses)
                                                              -----------------------------------------------------


  The Balanced Index is an internally calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500(R) Index (55%) and the Barclays Capital U.S. Government/Credit Bond Index (45%).

  MANAGEMENT

  INVESTMENT ADVISER: Janus Capital Management LLC

  PORTFOLIO MANAGERS: MARC PINTO, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since May 2005. GIBSON SMITH, Co-Chief Investment Officer of Janus Capital, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since May 2005.

  PURCHASE AND SALE OF PORTFOLIO SHARES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

  TAX INFORMATION

  Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract.




4  Janus Aspen Series

  PAYMENTS TO INSURERS, BROKER-DEALERS, AND OTHER FINANCIAL INTERMEDIARIES

  Portfolio shares are generally available only through an insurer's variable contracts, or an employer or other retirement plan (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer's decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary's website, or consult your insurance contract prospectus for more information.




                                                            Portfolio Summary  5

  Portfolio Summary
--------------------------------------------------------------------------------
  ENTERPRISE PORTFOLIO
  Ticker: N/A  Service Shares

  INVESTMENT OBJECTIVE

  ENTERPRISE PORTFOLIO seeks long-term growth of capital.

  FEES AND EXPENSES OF THE PORTFOLIO

  This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE FOLLOWING TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

  ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

  Management Fees..................................................   0.64%
  Distribution/Service (12b-1) Fees................................   0.25%
  Other Expenses...................................................   0.06%
  Total Annual Fund Operating Expenses.............................   0.95%


  ------------------------------------------------------------------------------

  EXAMPLE:

  The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 Year   3 Years   5 Years   10 Years
                                                                 -------------------------------------
  Service Shares..............................................    $ 97     $ 303     $ 525     $ 1,166


  PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 36% of the average value of its portfolio.

  PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of December 31, 2009, they ranged from approximately $261 million to $15.5 billion.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies.

  The Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

  The Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.


6  Janus Aspen Series

  PRINCIPAL INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

  MID-SIZED COMPANIES RISK. The Portfolio's investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies.

  GROWTH SECURITIES RISK. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. The price of a "growth" security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

  FOREIGN EXPOSURE RISK. The Portfolio may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/variable-insurance or by calling 1-877-335-2687.




                                                            Portfolio Summary  7

      ANNUAL TOTAL RETURN (YEARS ENDED 12/31)                     SERVICE SHARES

            -31.78%  -39.59%  -28.12%  34.76%   20.48%   12.03%   13.31%   21.74%   -43.86%  44.44%
             2000     2001     2002     2003     2004     2005     2006     2007     2008     2009

       Best Quarter:  2nd-2009 22.06%     Worst Quarter:  1st-2001 -32.17%




                                                    Average annual total return for periods ended 12/31/09
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                       1 year     5 years     10 years        (9/13/93)
  Enterprise Portfolio - Service Shares                44.44%      4.62%       -4.94%           8.55%
  Russell Midcap(R) Growth Index                       46.29%      2.40%       -0.52%           7.67%
    (reflects no deduction for fees or expenses)
                                                     -----------------------------------------------------


  MANAGEMENT

  INVESTMENT ADVISER: Janus Capital Management LLC

  PORTFOLIO MANAGER: BRIAN DEMAIN, CFA, is Executive Vice President and Portfolio Manager of the Portfolio, which he has managed since November 2007.

  PURCHASE AND SALE OF PORTFOLIO SHARES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

  TAX INFORMATION

  Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract.

  PAYMENTS TO INSURERS, BROKER-DEALERS, AND OTHER FINANCIAL INTERMEDIARIES

  Portfolio shares are generally available only through an insurer's variable contracts, or an employer or other retirement plan (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer's decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary's website, or consult your insurance contract prospectus for more information.




8  Janus Aspen Series

  Portfolio Summary
--------------------------------------------------------------------------------
  FORTY PORTFOLIO
  Ticker: N/A  Service Shares

  INVESTMENT OBJECTIVE

  FORTY PORTFOLIO seeks long-term growth of capital.

  FEES AND EXPENSES OF THE PORTFOLIO

  This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE FOLLOWING TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

  ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

  Management Fees..................................................   0.64%
  Distribution/Service (12b-1) Fees................................   0.25%
  Other Expenses...................................................   0.04%
  Total Annual Fund Operating Expenses.............................   0.93%


  ------------------------------------------------------------------------------

  EXAMPLE:

  The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 Year   3 Years   5 Years   10 Years
                                                                 -------------------------------------
  Service Shares..............................................    $ 95     $ 296     $ 515     $ 1,143


  PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 32% of the average value of its portfolio.

  PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies.

  The Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

  The Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.

  PRINCIPAL INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


                                                            Portfolio Summary  9

  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

  GROWTH SECURITIES RISK. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. The price of a "growth" security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

  NONDIVERSIFICATION RISK. The Portfolio is classified as nondiversified under the Investment Company Act of 1940, as amended. This gives the portfolio manager more flexibility to hold larger positions in a smaller number of securities. As a result, an increase or decrease in the value of a single security may have a greater impact on the Portfolio's NAV and total return.

  FOREIGN EXPOSURE RISK. The Portfolio may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of December 31, 2009, approximately 6.2% of the Portfolio's investments were in emerging markets.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/variable-insurance or by calling 1-877-335-2687.




10  Janus Aspen Series

      ANNUAL TOTAL RETURN (YEARS ENDED 12/31)                     SERVICE SHARES

            -18.37%  -21.83%  -15.93%  20.23%   17.97%   12.56%    9.12%   36.63%   -44.31%  46.01%
             2000     2001     2002     2003     2004     2005     2006     2007     2008     2009

       Best Quarter:  2nd-2009 22.06%     Worst Quarter:  3rd-2008 -25.39%




                                                    Average annual total return for periods ended 12/31/09
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                       1 year     5 years     10 years         (5/1/97)
  Forty Portfolio - Service Shares                     46.01%      6.41%        0.38%           10.20%
  Russell 1000(R) Growth Index                         37.21%      1.63%       -3.99%            3.25%
    (reflects no deduction for fees or expenses)
  S&P 500(R) Index                                     26.46%      0.42%       -0.95%            4.47%
    (reflects no deduction for fees or expenses)
                                                     -----------------------------------------------------


  MANAGEMENT

  INVESTMENT ADVISER: Janus Capital Management LLC

  PORTFOLIO MANAGER: RON SACHS, CFA, is Executive Vice President and Portfolio Manager of the Portfolio, which he has managed since January 2008.

  PURCHASE AND SALE OF PORTFOLIO SHARES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

  TAX INFORMATION

  Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract.

  PAYMENTS TO INSURERS, BROKER-DEALERS, AND OTHER FINANCIAL INTERMEDIARIES

  Portfolio shares are generally available only through an insurer's variable contracts, or an employer or other retirement plan (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer's decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary's website, or consult your insurance contract prospectus for more information.




                                                           Portfolio Summary  11

  Portfolio Summary
--------------------------------------------------------------------------------
  OVERSEAS PORTFOLIO
  Ticker: N/A  Service Shares

  INVESTMENT OBJECTIVE

  OVERSEAS PORTFOLIO seeks long-term growth of capital.

  FEES AND EXPENSES OF THE PORTFOLIO

  This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE FOLLOWING TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

  ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

  Management Fees..................................................   0.64%
  Distribution/Service (12b-1) Fees................................   0.25%
  Other Expenses...................................................   0.06%
  Total Annual Fund Operating Expenses.............................   0.95%


  ------------------------------------------------------------------------------

  EXAMPLE:

  The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 Year   3 Years   5 Years   10 Years
                                                                 -------------------------------------
  Service Shares..............................................    $ 97     $ 303     $ 525     $ 1,166


  PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 44% of the average value of its portfolio.

  PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Portfolio may have significant exposure to emerging markets. The Portfolio may also invest in U.S. and foreign debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies.

  The Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.


12  Janus Aspen Series

  PRINCIPAL INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  FOREIGN EXPOSURE RISK. The Portfolio normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of December 31, 2009, approximately 21.1% of the Portfolio's investments were in emerging markets.

  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

  GROWTH SECURITIES RISK. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. The price of a "growth" security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/variable-insurance or by calling 1-877-335-2687.




                                                           Portfolio Summary  13

      ANNUAL TOTAL RETURN (YEARS ENDED 12/31)                     SERVICE SHARES

            -16.14%  -23.43%  -25.76%  34.53%   18.69%   31.94%   46.63%   28.02%   -52.23%  79.07%
             2000     2001     2002     2003     2004     2005     2006     2007     2008     2009

       Best Quarter:  2nd-2009 38.49%     Worst Quarter:  4th-2008 -26.61%




                                                                       Average annual total return for periods ended 12/31/09
                                                                       ------------------------------------------------------
                                                                                                              Since Inception
                                                                          1 year     5 years     10 years         (5/2/94)
  Overseas Portfolio - Service Shares                                     79.07%      16.20%       4.90%           12.87%
  Morgan Stanley Capital International All Country World                  41.45%       5.83%       2.71%             N/A
    ex-U.S. Index(SM) (reflects no deduction for fees or expenses)
  Morgan Stanley Capital International EAFE(R) Index                      31.78%       3.54%       1.17%            4.70%
    (reflects no deduction for fees or expenses)
                                                                        -----------------------------------------------------


  MANAGEMENT

  INVESTMENT ADVISER: Janus Capital Management LLC

  PORTFOLIO MANAGER: BRENT A. LYNN, CFA, is Executive Vice President and Portfolio Manager of the Portfolio, which he has managed or co-managed since January 2001.

  PURCHASE AND SALE OF PORTFOLIO SHARES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

  TAX INFORMATION

  Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract.

  PAYMENTS TO INSURERS, BROKER-DEALERS, AND OTHER FINANCIAL INTERMEDIARIES

  Portfolio shares are generally available only through an insurer's variable contracts, or an employer or other retirement plan (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer's decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary's website, or consult your insurance contract prospectus for more information.




14  Janus Aspen Series

  Portfolio Summary
--------------------------------------------------------------------------------
  GLOBAL TECHNOLOGY PORTFOLIO
  Ticker: N/A  Service Shares

  INVESTMENT OBJECTIVE

  GLOBAL TECHNOLOGY PORTFOLIO seeks long-term growth of capital.

  FEES AND EXPENSES OF THE PORTFOLIO

  This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE FOLLOWING TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

  ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

  Management Fees.......................................................   0.64%
  Distribution/Service (12b-1) Fees.....................................   0.25%
  Other Expenses........................................................   0.33%
    Short Sale Dividend Expenses................................   0.04%
    Remaining Other Expenses....................................   0.29%
  Total Annual Fund Operating Expenses..................................   1.22%


  ------------------------------------------------------------------------------

  EXAMPLE:

  The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 Year   3 Years   5 Years   10 Years
                                                                 -------------------------------------
  Service Shares..............................................    $ 124    $ 387     $ 670     $ 1,477


  PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 101% of the average value of its portfolio.

  PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:

  - companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements; and
  - companies that the portfolio manager believes rely extensively on technology in connection with their operations or services.

  The Portfolio implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Portfolio normally invests in issuers from several different countries, which may include the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. The Portfolio may also invest in U.S. and foreign debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies.


                                                           Portfolio Summary  15

  The Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.

  PRINCIPAL INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  FOREIGN EXPOSURE RISK. The Portfolio normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of December 31, 2009, the Portfolio did not hold investments in emerging markets.

  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

  GROWTH SECURITIES RISK. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. The price of a "growth" security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

  INDUSTRY RISK. Although the Portfolio does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. As a result, the Portfolio's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/variable-insurance or by calling 1-877-335-2687.




16  Janus Aspen Series

      ANNUAL TOTAL RETURN (YEARS ENDED 12/31)                     SERVICE SHARES

                     -37.31%  -40.93%  46.47%    0.57%   11.55%    7.83%   21.70%   -43.97%  56.90%
                      2001     2002     2003     2004     2005     2006     2007     2008     2009

       Best Quarter:  4th-2001 31.19%     Worst Quarter:  3rd-2001 -35.48%




                                                               Average annual total return for periods ended 12/31/09
                                                               ------------------------------------------------------
                                                                                                      Since Inception
                                                                               1 year     5 years        (1/18/00)
  Global Technology Portfolio - Service Shares                                 56.90%      5.17%           -7.46%
  S&P 500(R) Index                                                             26.46%      0.42%           -0.86%
    (reflects no deduction for fees or expenses)
  Morgan Stanley Capital International World Information Technology Index      52.36%      2.43%           -7.44%
    (reflects no deduction for fees or expenses)
                                                                             ----------------------------------------


  MANAGEMENT

  INVESTMENT ADVISER: Janus Capital Management LLC

  PORTFOLIO MANAGER: BURTON H. WILSON, Assistant Director of Research, is Executive Vice President and Portfolio Manager of the Portfolio, which he has managed or co-managed since February 2006.

  PURCHASE AND SALE OF PORTFOLIO SHARES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

  TAX INFORMATION

  Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract.

  PAYMENTS TO INSURERS, BROKER-DEALERS, AND OTHER FINANCIAL INTERMEDIARIES

  Portfolio shares are generally available only through an insurer's variable contracts, or an employer or other retirement plan (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer's decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary's website, or consult your insurance contract prospectus for more information.




                                                           Portfolio Summary  17

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS
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FEES AND EXPENSES

  PLEASE REFER TO THE FOLLOWING IMPORTANT INFORMATION WHEN REVIEWING THE "FEES AND EXPENSES OF THE PORTFOLIO" TABLE IN EACH PORTFOLIO SUMMARY OF THE PROSPECTUS.

  - "Annual Fund Operating Expenses" are paid out of a Portfolio's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in each Portfolio Summary shows, these costs are borne indirectly by all shareholders.

  - The "Management Fee" is the investment advisory fee rate paid by each Portfolio to Janus Capital. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information ("SAI").

  - "Distribution/Service (12b-1) Fees." Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

  - "Other Expenses" may include acquired fund fees and expenses. "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Portfolio invests or has invested during the period. A Portfolio's "ratio of gross expenses to average net assets" appearing in the Financial Highlights table does not include "Acquired Fund Fees and Expenses." In addition, "Other Expenses" may include "Short Sale Dividend Expenses." These expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker. Such expenses will vary depending on the short sale arrangement, whether the securities a Portfolio sells short pay dividends or interest, and the amount of such dividends or interest. While "Short Sale Dividend Expenses" include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit a Portfolio earns on cash proceeds of short sales which serve as collateral for short positions.

  - As noted, Janus Capital has contractually agreed to waive certain Portfolios' "Total Annual Fund Operating Expenses" to certain limits until at least May 1, 2011. The expense limits are described in the "Management Expenses" section of this Prospectus.

  - All expenses in a Portfolio's "Fees and Expenses of the Portfolio" table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

ADDITIONAL INVESTMENT STRATEGIES AND GENERAL PORTFOLIO POLICIES

  The Portfolios' Board of Trustees may change each Portfolio's investment objective or non-fundamental principal investment strategies without a shareholder vote. A Portfolio will notify you in writing at least 60 days before making any such change it considers material. If there is a material change to a Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will achieve its investment objective.

  Unless otherwise stated, the following additional investment strategies and general policies apply to each Portfolio and provide further information including, but not limited to, the types of securities a Portfolio may invest in when implementing its investment objective. For some Portfolios these strategies and policies may be a part of a principal strategy. For other Portfolios, these strategies and policies may be utilized to a lesser extent. Except for the Portfolios' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Portfolios may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Portfolio's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Portfolio has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions among the

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  Portfolios may vary significantly. When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested. To the extent a Portfolio invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Portfolio from accessing its cash.

  In addition, a Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may take positions that are inconsistent with its investment objective. As a result, the Portfolio may not achieve its investment objective.

  COMMON STOCK
  Unless its investment objective or policies prescribe otherwise, each of the Portfolios may invest substantially all of its assets in common stocks. The portfolio managers generally take a "bottom up" approach to selecting companies in which to invest. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Portfolios may sell a holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The Portfolios may also sell a holding to meet redemptions.

  BALANCED PORTFOLIO may emphasize varying degrees of income. In the case of Balanced Portfolio, the portfolio managers may consider dividend-paying characteristics to a greater degree than other factors in selecting common stocks. Realization of income is not a significant consideration when choosing investments for the other Portfolios. Income realized on the Portfolios' investments may be incidental to their investment objectives.

  COUNTERPARTIES
  Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Portfolio ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to a Portfolio. A Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. A Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio's cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

  CREDIT QUALITY
  Through a Portfolio's investments in fixed-income securities, a Portfolio is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Portfolio's returns. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

  Many fixed-income securities receive credit ratings from services such as Standard & Poor's, Fitch, and Moody's. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a



                                 Additional information about the Portfolios  19
  higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions which can result in fluctuation in the price of a security and impact your return and yield. If a security has not received a rating, a Portfolio must rely upon Janus Capital's credit assessment, which can also impact the Portfolio's return and yield. Please refer to the "Explanation of Rating Categories" section of the SAI for a description of bond rating categories.

  FOREIGN SECURITIES
  The portfolio managers seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest, and the Portfolios may at times have significant foreign exposure, including exposure in emerging markets.

  EMERGING MARKETS
  Within the parameters of its specific investment policies, each Portfolio may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). Each of Forty Portfolio and Overseas Portfolio has at times invested a significant portion of its assets in emerging markets and may continue to do so. A summary of each Portfolio's investments by country is contained in the Portfolio's shareholder reports and in the Portfolio's Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").

  HIGH-YIELD/HIGH-RISK BONDS
  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds. Under normal circumstances, each Portfolio will limit its investments in high-yield/high-risk bonds to 35% or less of its net assets.

  ILLIQUID INVESTMENTS
  Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

  MORTGAGE- AND ASSET-BACKED SECURITIES
  Certain Portfolios, particularly Balanced Portfolio, may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), or other governmental or government-related entities. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. Each Portfolio may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact a Portfolio's yield and your return.

  Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans at a faster pace than expected is known as "prepayment risk," and may shorten the effective maturities of these securities. This may result in a Portfolio having to reinvest proceeds at a lower interest rate.




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  In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing a Portfolio's sensitivity to interest rate changes and causing its price to decline.

  NONDIVERSIFICATION
  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. FORTY PORTFOLIO is classified as "nondiversified." A portfolio that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a portfolio that is classified as "diversified." This gives a portfolio which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio manager has identified as the most attractive for the investment objective and strategy of the portfolio. However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable portfolio which is classified as diversified. This fluctuation, if significant, may affect the performance of the Portfolio.

  PORTFOLIO TURNOVER
  In general, each Portfolio intends to purchase securities for long-term investment, although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of a Portfolio's investments, and the investment style of the portfolio managers. Changes are normally made in a Portfolio's holdings whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover also may have a negative effect on a Portfolio's performance. The "Financial Highlights" section of this Prospectus shows the Portfolios' historical turnover rates.

  SECURITIES LENDING
  A Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When a Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

  SHORT SALES
  Certain portfolios may engage in short sales. No more than 10% of a portfolio's net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The portfolios may engage in short sales "against the box" and options for hedging purposes that are not subject to this 10% limit. A short sale is generally a transaction in which a portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the portfolio must borrow the security to make delivery to the buyer. The portfolio is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price



                                 Additional information about the Portfolios  21
  of the security sold short increases in value, the portfolio will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the portfolio may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a portfolio may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a portfolio's losses are potentially unlimited in a short sale transaction. A portfolio's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the portfolio may be required to pay in connection with a short sale. Such payments may result in the portfolio having higher expenses than a portfolio that does not engage in short sales and may negatively affect the portfolio's performance.

  A portfolio may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the portfolio to similar risks. To the extent that the portfolio enters into short derivative positions, the portfolio may be exposed to risks similar to those associated with short sales, including the risk that the portfolio's losses are theoretically unlimited.

  Due to certain foreign countries' restrictions, a portfolio will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a portfolio's ability to fully implement a short selling strategy that could otherwise help the portfolio pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

  SPECIAL SITUATIONS
  Certain Portfolios may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio managers, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in "special situations" companies can present greater risks than investments in companies not experiencing special situations, and a Portfolio's performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.

  SWAP AGREEMENTS
  Certain Portfolios may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  U.S. GOVERNMENT SECURITIES
  Certain Portfolios, particularly Balanced Portfolio, may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other



22  Janus Aspen Series
  government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Portfolios. If successful, they may benefit the Portfolios by earning a return on the Portfolios' assets or reducing risk; however, they may not achieve the Portfolios' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - various derivative transactions (which could comprise a significant percentage of a portfolio's holdings) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - bank loans, which may be acquired through loan participations and assignments (for Balanced Portfolio only, no more than 20% of the Portfolio's total assets)

RISKS OF THE PORTFOLIOS

  The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Portfolios. To varying degrees, the Portfolios may invest in stocks, bonds, alternative strategy investments, and money market instruments or cash/cash equivalents. The following information is designed to help you better understand some of the risks of investing in the Portfolios. The impact of the following risks on a Portfolio may vary depending on the Portfolio's investments. The greater the Portfolio's investment in a particular security, the greater the Portfolio's exposure to the risks associated with that security. Before investing in a Portfolio, you should consider carefully the risks that you assume when investing in the Portfolio.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to a Portfolio. If the counterparty to a derivative transaction defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent a Portfolio enters into short derivative positions, a Portfolio may be exposed to risks similar to those associated with short sales, including the risk that a Portfolio's losses are theoretically unlimited.

  EMERGING MARKETS RISK. Within the parameters of its specific investment policies, each Portfolio may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). To the extent that a Portfolio



                                 Additional information about the Portfolios  23
  invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The price of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Portfolios may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolios to obtain or to enforce a judgment against the issuers of such securities. The Portfolios may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

  FIXED-INCOME SECURITIES RISK. The Portfolios, particularly Balanced Portfolio, may hold debt and other fixed-income securities to generate income. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause a Portfolio's net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Portfolio having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  FOREIGN EXPOSURE RISK. Within the parameters of its specific investment policies, each Portfolio may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Portfolio's ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio's investment strategies and potentially affecting the value of the Portfolio.




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  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

  GROWTH SECURITIES RISK. The Portfolios invest in companies after assessing their growth potential. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing a Portfolio's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  HIGH-YIELD/HIGH-RISK BOND RISK. High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  INDUSTRY RISK. Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Portfolio's investments, if any, in multiple companies in a particular industry increase that Portfolio's exposure to industry risk. In technology-related industries, competitive pressures may have a significant effect on the performance of companies in which a Portfolio may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.

  INTEREST RATE RISK. Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern.

  MANAGEMENT RISK. The Portfolios are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Portfolios may fail to produce the intended results.

  Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease.

  The Portfolios may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that a portfolio manager's use of derivative investments will benefit the Portfolios. A Portfolio's performance could be worse than if the Portfolio had not used such instruments. Use of such investments may instead increase risk to the Portfolio, rather than reduce risk.

  A Portfolio's performance may also be significantly affected, positively or negatively, by a portfolio manager's use of certain types of investments, such as foreign (non-U.S.) securities, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. Note that a portfolio manager's use of IPOs and other types of investments may have a magnified performance impact on a portfolio with a small asset base and the portfolio may not experience similar performance as its assets grow.




                                 Additional information about the Portfolios  25

  MARKET RISK. The value of a Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value will also decrease, which means if you sell your shares in the Portfolio you may lose money.

  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio's ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

  MORTGAGE-BACKED SECURITIES RISK. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, mortgage-backed securities, making them more sensitive to changes in interest rates ("extension risk"). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing a Portfolio that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce a Portfolio's returns because the Portfolio will have to reinvest that money at lower prevailing interest rates.

  In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

  NONDIVERSIFICATION RISK. FORTY PORTFOLIO is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security held by the Portfolio may have a greater impact on the Portfolio's net asset value and total return. Being nondiversified may also make the Portfolio more susceptible to financial, economic, political, or other developments that may impact a security. Although the Portfolio may satisfy the requirements for a diversified portfolio, its nondiversified classification gives the portfolio manager more flexibility to hold larger positions in a smaller number of securities than a portfolio that is classified as diversified. A Portfolio's policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the Portfolio's performance and its share price. Since Forty Portfolio normally invests primarily in a core portfolio of 20-40 common stocks, this risk may be increased.

  SMALL- AND MID-SIZED COMPANIES RISK. A Portfolio's investments in securities issued by small- and mid-sized companies, which tend to be smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger companies, which could have a significant adverse effect on a Portfolio's returns, especially as market conditions change.




26  Janus Aspen Series

MANAGEMENT OF THE PORTFOLIOS
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INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Portfolio. Janus Capital is responsible for the day-to-day management of the Portfolios' investment portfolios and furnishes continuous advice and recommendations concerning the Portfolios' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Portfolio.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Portfolios and pays the salaries, fees, and expenses of all Portfolio officers (with some shared expenses with the Janus funds of compensation payable to the funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "interested persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").

MANAGEMENT EXPENSES

  Each Portfolio pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Portfolio's investment advisory fee is calculated daily and paid monthly. Each Portfolio's advisory agreement details the investment advisory fee and other expenses that each Portfolio must pay.

  The following tables reflect each Portfolio's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Portfolio to Janus Capital (gross and net of fee waivers, if applicable).

  FIXED-RATE INVESTMENT ADVISORY FEE

  The Portfolios reflected below pay an investment advisory fee at a fixed rate based on each Portfolio's average daily net assets.

                                                                                          Actual Investment
                                                                       Contractual      Advisory Fee Rate (%)
                                                   Average Daily       Investment              (for the
                                                    Net Assets      Advisory Fee (%)      fiscal year ended
  Portfolio Name                                 of the Portfolio     (annual rate)       December 31, 2009)
-------------------------------------------------------------------------------------------------------------
  GROWTH & CORE
    Balanced Portfolio                           All Asset Levels         0.55                   0.55
    Enterprise Portfolio                         All Asset Levels         0.64                   0.64
    Forty Portfolio                              All Asset Levels         0.64                   0.64
  INTERNATIONAL & GLOBAL
    Overseas Portfolio                           All Asset Levels         0.64                   0.64
  SPECIALTY EQUITY
    Global Technology Portfolio                  All Asset Levels         0.64                   0.64(1)
-------------------------------------------------------------------------------------------------------------



  (1) Janus Capital has agreed to limit the Portfolio's total annual fund operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least May 1, 2011. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the "Fees and Expenses of the Portfolio" table in the Portfolio Summary of the Prospectus, and additional information is included under "Expense Limitation" below. The waiver is not reflected in the contractual fee rate shown.

  A discussion regarding the basis for the Trustees' approval of the Portfolios' investment advisory agreements will be included in the Portfolios' next annual or semiannual report to shareholders, following such approval. You can request the Portfolios' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor,

                                                Management of the Portfolios  27
  broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/variable-insurance.

  EXPENSE LIMITATION

  Janus Capital has contractually agreed to waive the advisory fee payable by Global Technology Portfolio in an amount equal to the amount, if any, that such Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Portfolio, see the "Fees and Expenses of the Portfolio" table in the Portfolio Summary of the Prospectus. Janus Capital has agreed to continue the waiver until at least May 1, 2011. Mortality risk, expense risk, and other charges imposed by participating insurance companies are also excluded from the expense limitation noted.

  Portfolio Name                                                    Expense Limit Percentage (%)
------------------------------------------------------------------------------------------------
  SPECIALTY EQUITY
    Global Technology Portfolio                                                 0.95
------------------------------------------------------------------------------------------------






28  Janus Aspen Series

INVESTMENT PERSONNEL

  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Portfolio described. The Portfolios are presented in the order listed on this Prospectus' cover.

BALANCED PORTFOLIO
--------------------------------------------------------------------------------
    Co-Portfolio Managers Marc Pinto and Gibson Smith jointly share responsibility for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Pinto focuses on the equity portion of the Portfolio. Mr. Smith focuses on the fixed-income portion of the Portfolio.

    MARC PINTO, CFA, is Executive Vice President and Co-Portfolio Manager of Balanced Portfolio, which he has co-managed since May 2005. Mr. Pinto is also Portfolio Manager of other Janus accounts. Mr. Pinto joined Janus Capital in 1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Balanced Portfolio, which he has co-managed since May 2005. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. Mr. Smith holds a Bachelor's degree in Economics from the University of Colorado.

ENTERPRISE PORTFOLIO
--------------------------------------------------------------------------------
    BRIAN DEMAIN, CFA, is Executive Vice President and Portfolio Manager of Enterprise Portfolio, which he has managed since November 2007. He served as Assistant Portfolio Manager of the Portfolio from September 2004 to October 2007. Mr. Demain joined Janus Capital in 1999 as a securities analyst. He holds a Bachelor's degree in Economics from Princeton University, where he graduated summa cum laude and was a recipient of the Daniel L. Rubinfeld '67 Prize in Empirical Economics for his senior thesis. Mr. Demain holds the Chartered Financial Analyst designation.

FORTY PORTFOLIO
--------------------------------------------------------------------------------
    RON SACHS, CFA, is Executive Vice President and Portfolio Manager of Forty Portfolio, which he has managed since January 2008. He is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst. He holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs holds the Chartered Financial Analyst designation.

OVERSEAS PORTFOLIO
--------------------------------------------------------------------------------
    BRENT A. LYNN, CFA, is Executive Vice President and Portfolio Manager of Overseas Portfolio, which he has managed or co-managed since January 2001. Mr. Lynn joined Janus Capital in 1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn holds the Chartered Financial Analyst designation.

GLOBAL TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------
    BURTON H. WILSON, Assistant Director of Research, is Executive Vice President and Portfolio Manager of Global Technology Portfolio, which he has managed or co-managed since February 2006. He is also Portfolio
    Manager of other Janus accounts. Mr. Wilson joined Janus Capital in 2005 as a research analyst. Mr. Wilson holds a Bachelor of Arts degree in Mathematics from the University of Virginia, a Law degree from the University of Virginia School of Law, and a Master's degree in Business Administration from the University of California at Berkeley's Haas School of Business.

  Information about the portfolio managers' compensation structure and other accounts managed, as well as the aggregate range of their individual ownership in all mutual funds advised by Janus Capital is included in the SAI.




                                                Management of the Portfolios  29

  CONFLICTS OF INTEREST

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Portfolio is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Portfolio. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Portfolios' SAI.




30  Janus Aspen Series

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Only Service Shares are offered by this Prospectus. The Shares are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Institutional Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service II Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants and include a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares or Service II Shares, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Portfolio may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Portfolio's ability to achieve its investment objective. If sales of a Portfolio are limited, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase Shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed portfolio would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the portfolio is believed to negatively impact existing portfolio shareholders. The closed portfolio may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the portfolio and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.

  LIQUIDATION/REORGANIZATION OF A PORTFOLIO

  It is important to know that, pursuant to the Trust's Amended and Restated Trust Instrument and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a portfolio into another portfolio without seeking shareholder vote or consent.

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et all., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

  In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit ("Fourth Circuit"). In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the

                                                           Other information  31

  Court for further proceedings. In October 2009, JCGI and Janus Capital filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the Fourth Circuit. On January 11, 2010, the Supreme Court asked the United States Solicitor General to file a brief on the question of whether the petition should be granted. As a result of these developments at the Supreme Court, the Court has stayed all further proceedings until the Supreme Court rules on the petition for a writ of certiorari. In the Steinberg case (action (ii) above), the Court entered an order on January 20, 2010, granting Janus Capital's Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, on February 17, 2010, Plaintiffs filed a Notice of Appeal with the Fourth Circuit.

  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a "Notice that Matter is Deemed Concluded." At this time, no further proceedings are scheduled in this matter.

  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE PORTFOLIOS

  The Portfolios are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




32  Janus Aspen Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Portfolio's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Portfolio have been held. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

  DISTRIBUTION SCHEDULE

  Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains in December. If necessary, dividends and net capital gains may be distributed at other times as well.

  HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Portfolio's daily net asset value ("NAV"). The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations.

TAXES

  TAXES ON DISTRIBUTIONS

  Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by a Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

  TAXATION OF THE PORTFOLIOS

  Dividends, interest, and some capital gains received by the Portfolios on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

  The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distributions each year of all their net investment income and net capital gains. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to satisfy the diversification requirements applicable to insurance company separate accounts under the Internal Revenue Code.


                                                     Distributions and taxes  33

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Investors may not purchase or redeem Shares of the Portfolios directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. Certain Portfolios may not be available in connection with a particular contract, and certain contracts may limit allocations among the Portfolios. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

  With certain limited exceptions, the Portfolios are available only to U.S. citizens or residents.

PRICING OF PORTFOLIO SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Portfolio's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Portfolio's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Portfolio's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Portfolio or its agents. In order to receive a day's price, your order must be received in good order by a Portfolio (or insurance company or plan sponsor) or its agents by the close of the regular trading session of the NYSE.

  Securities held by the Portfolios are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Portfolios' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. The Portfolios may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

  Due to the subjective nature of fair value pricing, a Portfolio's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Portfolio's portfolio securities and the reflection of such change in that Portfolio's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling shares of a Portfolio may dilute the NAV of that Portfolio, which negatively impacts long-term shareholders. The Portfolios' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Portfolio, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


34  Janus Aspen Series

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

  Under a distribution and shareholder servicing plan (the "Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and services performed by such entities. Because 12b-1 fees are paid out of the Portfolios' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected insurance companies, qualified plan service providers or their affiliates, or other financial intermediaries that distribute, market, or promote the Portfolios or perform related services for contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Portfolios. Such payments may be in addition to, or in lieu of, the fees described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) fees or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price a contract owner or plan participant pays for Shares nor the amount that a Janus fund receives to invest on behalf of the contract owner or plan participant. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolios and when considering which share class of a Portfolio is most appropriate for you. Please contact your insurance company or plan sponsor for details on such arrangements.

PURCHASES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf. As discussed under "Payments to financial intermediaries by Janus Capital or its affiliates," Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers, or their affiliates, or other financial



                                                         Shareholder's guide  35
  intermediaries that were instrumental in the acquisition or retention of accounts in the Portfolios or that provide services in connection with investments in the Portfolios. You should consider such arrangements when evaluating any recommendation of the Portfolios.

  Each Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolios are not intended for excessive trading. For more information about the Portfolios' policy on excessive trading, refer to "Excessive Trading."

  The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your insurance company or plan sponsor is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your insurance company or plan sponsor may temporarily limit additional share purchases. In addition, your insurance company or plan sponsor may close an account if they are unable to verify a shareholder's identity. Please contact your insurance company or plan sponsor if you need additional assistance when completing your application or additional information about the insurance company or plan sponsor's Anti-Money Laundering Program.

  POTENTIAL CONFLICTS

  Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its Shares to unaffiliated variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolios may refuse to sell their Shares to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans, and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

REDEMPTIONS

  Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

  Shares of each Portfolio may be redeemed on any business day on which the Portfolio's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Portfolio or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.

  Each Portfolio reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolios to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or
  (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  LARGE SHAREHOLDER REDEMPTIONS

  Certain participating insurance companies, accounts, or Janus affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio's Shares. Redemptions by these participating insurance companies



36  Janus Aspen Series
  or accounts of their holdings in a Portfolio may impact the Portfolio's liquidity and NAV. These redemptions may also force a Portfolio to sell securities, which may negatively impact the Portfolio's brokerage costs.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. However, each Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Portfolio for cash redemptions.

  While a Portfolio may pay redemptions in-kind, a Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If a Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio's NAV and may increase brokerage costs.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares ("excessive trading"). The Portfolios are intended for long-term investment purposes only, and the Portfolios will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Portfolios' excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolios may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and redemptions of the Portfolios' shares by multiple investors are aggregated by the intermediary and presented to the Portfolios on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Portfolios attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Portfolio Shares;" and

  - redemption fees (where applicable on certain classes of certain Portfolios).

  Generally, a purchase and redemption of Shares from the same Portfolio within 90 calendar days (i.e., "round trip") may result in enforcement of a Portfolio's excessive trading policies and procedures with respect to future purchase orders, provided that the Portfolios reserve the right to reject any purchase request as explained above.

  The Portfolios monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege (if permitted by your insurance company or plan sponsor) of any investor who makes more than one round trip in a Portfolio over a 90-day period, and may bar future purchases into the Portfolio and any of the other Janus funds by such investor. The Portfolios' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your insurance company or plan sponsor) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Portfolios' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.




                                                         Shareholder's guide  37

  Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolios' excessive trading policies and procedures and may be rejected in whole or in part by a Portfolio. The Portfolios, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolios, and thus the Portfolios may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolios' excessive trading policies may be cancelled or revoked by a Portfolio by the next business day following receipt by that Portfolio.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolios or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolios' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems' capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Portfolio shares, such as periodic rebalancing through intermediaries (no more frequently than every 60 days) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Portfolios' methods to detect and deter excessive trading.

  Each Portfolio also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Portfolio. For example, a Portfolio may refuse a purchase order if the portfolio managers believe they would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Portfolios' policies and procedures regarding excessive trading may be modified at any time by the Portfolios' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Portfolio's long-term shareholders. Excessive trading into and out of a Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Portfolio's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Portfolio, which negatively impacts long-term shareholders. Although the Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Portfolio shares.

  Although the Portfolios take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolios may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the Portfolios' identification of excessive trading transactions in the Portfolios through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may



38  Janus Aspen Series
  govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of a Portfolio. Although the Portfolios encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolios cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolios.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios' holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to portfolio shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Portfolio holdings (excluding derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Holdings & Details tab of each portfolio at janus.com/variable-insurance.

    Each portfolio may provide, upon request, historical full holdings on a monthly basis for periods prior to the previous quarter-end subject to a written confidentiality agreement.

  - TOP HOLDINGS. Each portfolio's top portfolio holdings, in order of position size and as a percentage of a portfolio's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most portfolios disclose their top ten portfolio holdings. However, certain portfolios disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Portfolios disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the portfolios' holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the portfolios' SAIs.

SHAREHOLDER COMMUNICATIONS

  Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolios that you have authorized for investment. These reports show each Portfolio's investments and the market value of such investments, as well as other information about each Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust's fiscal year ends December 31.




                                                         Shareholder's guide  39

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  The financial highlights tables are intended to help you understand the Portfolios' financial performance through December 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Portfolio Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and the net expense ratio reflects expenses after any expense offset arrangement. Both expense ratios reflect expenses after waivers (reimbursements), if applicable. The information shown for the fiscal periods ended December 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.

  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Service Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the periods shown would be lower. "Total return" information may include adjustments in accordance with generally accepted accounting principles. As a result, returns may differ from returns for shareholder transactions.


BALANCED PORTFOLIO - SERVICE SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        Years ended December 31
                                                                         2009        2008        2007        2006        2005

 NET ASSET VALUE, BEGINNING OF PERIOD                                    $23.76      $31.07      $28.83      $26.61      $25.24

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                              0.73        0.72        0.70        0.49        0.45
 Net gain/(loss) on securities (both realized and unrealized)              5.11      (5.37)        2.24        2.27        1.46

 Total from investment operations                                          5.84      (4.65)        2.94        2.76        1.91

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                  (0.71)      (0.68)      (0.70)      (0.54)      (0.54)
 Distributions (from capital gains)                                      (0.96)      (1.98)          --          --          --

 Total distributions                                                     (1.67)      (2.66)      (0.70)      (0.54)      (0.54)


 NET ASSET VALUE, END OF PERIOD                                          $27.93      $23.76      $31.07      $28.83      $26.61


 Total return                                                            25.53%    (16.00)%      10.25%      10.46%       7.62%

 Net assets, end of period (in thousands)                              $666,112    $479,208    $579,181    $509,087    $559,467
 Average net assets for the period (in thousands)                      $554,206    $542,837    $545,997    $515,319    $526,693
 Ratio of gross expenses to average net assets(1)(2)                      0.82%       0.82%       0.82%       0.83%       0.82%
 Ratio of net expenses to average net assets(3)                           0.82%       0.82%       0.82%       0.82%       0.82%
 Ratio of net investment income/(loss) to average net assets              2.77%       2.53%       2.27%       1.79%       1.77%
 Portfolio turnover rate                                                   169%        120%         54%         52%         52%
-------------------------------------------------------------------------------------------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) The expense ratio reflects expenses after any expense offset arrangements.


40  Janus Aspen Series

ENTERPRISE PORTFOLIO - SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                                    Years ended December 31
                                                                     2009        2008        2007        2006        2005

 NET ASSET VALUE, BEGINNING OF PERIOD                                $20.70      $38.97      $32.19      $28.41      $25.36

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                        (0.09)        0.02        0.04      (0.09)      (0.05)
 Net gain/(loss) on securities (both realized and unrealized)          9.29     (16.34)        6.96        3.87        3.10

 Total from investment operations                                      9.20     (16.32)        7.00        3.78        3.05

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                  --      (0.02)      (0.02)          --          --
 Distributions (from capital gains)                                      --      (1.93)      (0.20)          --          --

 Total distributions                                                     --      (1.95)      (0.22)          --          --


 NET ASSET VALUE, END OF PERIOD                                      $29.90      $20.70      $38.97      $32.19      $28.41


 Total return                                                        44.44%    (43.88)%      21.80%      13.31%      12.03%

 Net assets, end of period (in thousands)                          $221,824    $186,105    $368,990    $254,484    $256,225
 Average net assets for the period (in thousands)                  $196,683    $300,898    $300,362    $253,611    $244,487
 Ratio of gross expenses to average net assets(1)(2)                  0.95%       0.92%       0.93%       0.94%       0.92%
 Ratio of net expenses to average net assets(3)                       0.95%       0.92%       0.93%       0.94%       0.92%
 Ratio of net investment income/(loss) to average net assets        (0.25)%       0.07%       0.01%     (0.28)%     (0.23)%
 Portfolio turnover rate                                                36%         60%         45%         41%         32%
---------------------------------------------------------------------------------------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  41

FORTY PORTFOLIO - SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                                    Years ended December 31
                                                                     2009        2008        2007        2006        2005

 NET ASSET VALUE, BEGINNING OF PERIOD                                $22.73      $40.80      $29.91      $27.45      $24.39

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                            --      (0.03)        0.06        0.03          --
 Net gain/(loss) on securities (both realized and unrealized)         10.44     (18.04)       10.89        2.47        3.06

 Total from investment operations                                     10.44     (18.07)       10.95        2.50        3.06

 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)                                  --          --      (0.06)      (0.04)          --
 Distributions (from capital gains)                                      --          --          --          --          --
 Return of capital                                                       --(1)       --(1)      N/A         N/A         N/A

 Total distributions and other                                           --          --      (0.06)      (0.04)          --


 NET ASSET VALUE, END OF PERIOD                                      $33.17      $22.73      $40.80      $29.91      $27.45


 Total return                                                        45.95%    (44.28)%      36.63%       9.12%      12.56%

 Net assets, end of period (in thousands)                          $639,979    $428,109    $713,499    $446,909    $465,001
 Average net assets for the period (in thousands)                  $520,592    $653,396    $557,041    $439,970    $441,936
 Ratio of gross expenses to average net assets(2)(3)                  0.93%       0.92%       0.94%(4)    0.95%(4)    0.92%
 Ratio of net expenses to average net assets(5)                       0.93%       0.92%       0.94%(4)    0.95%(4)    0.92%
 Ratio of net investment income/(loss) to average net assets        (0.22)%     (0.18)%(6)    0.15%       0.12%     (0.01)%
 Portfolio turnover rate                                                32%         61%         24%         44%         42%
---------------------------------------------------------------------------------------------------------------------------



(1) Return of capital aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(4) "Ratio of gross expenses to average net assets" and "Ratio of net expenses to average net assets" includes dividends on short positions. For the fiscal year 2007 and 2006, the ratio would be 0.92% and 0.95%, respectively, without the inclusion of dividends on short positions.
(5) The expense ratio reflects expenses after any expense offset arrangements.
(6) As a result of the recharacterization of dividend income to return of capital, the "Ratio of net investment income/(loss) to average net assets" has been reduced by 0.09%. The adjustment had no impact on total net assets or total return of the class.




42  Janus Aspen Series

OVERSEAS PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Years ended December 31
                                                                          2009         2008         2007         2006        2005


 NET ASSET VALUE, BEGINNING OF PERIOD                                      $26.07       $64.56       $50.62       $35.17     $26.94

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                                0.34         0.68         0.38         0.46       0.31
 Net gain/(loss) on securities (both realized and unrealized)               19.86      (30.36)        13.82        15.79       8.24

 Total from investment operations                                           20.20      (29.68)        14.20        16.25       8.55

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                    (0.15)       (0.57)       (0.26)       (0.80)     (0.32)
 Distributions (from capital gains)                                        (1.04)       (8.24)           --           --         --

 Total distributions                                                       (1.19)       (8.81)       (0.26)       (0.80)     (0.32)


 NET ASSET VALUE, END OF PERIOD                                            $45.08       $26.07       $64.56       $50.62     $35.17


 Total return                                                              78.66%     (52.15)%       28.09%       46.66%     31.94%

 Net assets, end of period (in thousands)                              $1,254,824     $757,331   $1,549,980   $1,072,922   $635,357
 Average net assets for the period (in thousands)                      $1,001,144   $1,251,214   $1,326,458     $826,815   $523,662
 Ratio of gross expenses to average net assets(1)(2)                        0.95%        0.94%        0.95%        0.96%      0.95%
 Ratio of net expenses to average net assets(3)                             0.95%        0.94%        0.95%        0.96%      0.95%
 Ratio of net investment income/(loss) to average net assets                0.39%        1.10%        0.44%        1.49%      0.78%
 Portfolio turnover rate                                                      44%          56%          59%          60%        57%
-----------------------------------------------------------------------------------------------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) The expense ratio reflects expenses after any expense offset arrangements.



                                                        Financial highlights  43

GLOBAL TECHNOLOGY PORTFOLIO - SERVICE SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                                       Years ended December 31
                                                                         2009       2008        2007        2006        2005

 NET ASSET VALUE, BEGINNING OF PERIOD                                    $2.90       $5.18       $4.27       $3.96       $3.55

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                               --          --        0.02          --          --
 Net gain/(loss) on securities (both realized and unrealized)             1.65      (2.28)        0.91        0.31        0.41

 Total from investment operations                                         1.65      (2.28)        0.93        0.31        0.41

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                     --          --      (0.02)          --          --
 Distributions (from capital gains)                                         --          --          --          --          --

 Total distributions                                                        --          --      (0.02)          --          --


 NET ASSET VALUE, END OF PERIOD                                          $4.55       $2.90       $5.18       $4.27       $3.96


 Total return                                                           56.90%    (43.97)%      21.70%       7.83%      11.55%

 Net assets, end of period (in thousands)                              $99,472     $62,274    $137,367    $132,281    $138,172
 Average net assets for the period (in thousands)                      $78,097    $101,523    $133,221    $134,175    $134,959
 Ratio of gross expenses to average net assets(1)(2)                     1.22%(3)    1.11%(3)    1.07%(3)    1.08%       0.98%
 Ratio of net expenses to average net assets(4)                          1.22%(3)    1.11%(3)    1.07%(3)    1.08%       0.98%
 Ratio of net investment income/(loss) to average net assets           (0.56)%     (0.23)%(5)    0.39%     (0.12)%     (0.24)%
 Portfolio turnover rate                                                  101%         92%         67%         89%         42%
------------------------------------------------------------------------------------------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) "Ratio of gross expenses to average net assets" and "Ratio of net expenses to average net assets" includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.18% and 1.17%, respectively, in 2009, 1.11% and 1.11%, respectively, in 2008, and 1.07% and 1.07%, respectively in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4) The expense ratio reflects expenses after any expense offset arrangements.
(5) As a result of the recharacterization of dividend income to return of capital, the "Ratio of net investment income/(loss) to average net assets" has been reduced by 0.02%. The adjustment had no impact on total net assets or total return of the class.



44  Janus Aspen Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


      This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolios may invest, as well as some general investment terms. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

    I. EQUITY AND DEBT SECURITIES

      AVERAGE-WEIGHTED EFFECTIVE MATURITY is a measure of a bond's maturity. The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.

      BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Portfolio purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Portfolio may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Portfolio's NAV.

      BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

      CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

      COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

      COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

      CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

      DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

      DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

      DURATION is the time it will take investors to recoup their investment in a bond. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Portfolio with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Portfolio's duration is usually shorter than its average maturity.


                                                Glossary of investment terms  45

      EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

      EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

      FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

      HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

      INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

      MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Portfolio may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

      MORTGAGE DOLLAR ROLLS are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.

      MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

      MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

      PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

      PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

      PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.




46  Janus Aspen Series

      PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

      REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

      RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

      STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

      STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

      STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

      TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

      U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

      VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

      WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

      ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

    II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

      CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

      DERIVATIVES are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps and futures contracts.




                                                Glossary of investment terms  47

      EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

      EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

      FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

      FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

      INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

      INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

      INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

      OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.

      PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

      TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

    III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

      CASH SWEEP PROGRAM is an arrangement in which a Portfolio's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.




48  Janus Aspen Series

      INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Portfolio's total assets in an industry or group of industries.

      LEVERAGE is when a Portfolio increases its assets available for investment using borrowings or similar transactions. Because short sales involve borrowing securities and then selling them, a Portfolio's short sales effectively leverage a Portfolio's assets. The use of leverage may make any changes in a Portfolio's NAV even greater and thus result in increased volatility of returns. A Portfolio's assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force a Portfolio to use its other assets to increase the collateral. Leverage also creates interest expense that may lower a Portfolio's overall returns.

      MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain portfolios, while others do not emphasize investments in companies of any particular size.

      NET LONG is a term used to describe when a Portfolio's assets committed to long positions exceed those committed to short positions.

      NONDIVERSIFICATION is a classification given to a portfolio under the 1940 Act. Portfolios are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a portfolio may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A portfolio that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a portfolio that is classified as "diversified." This gives a "nondiversified" portfolio more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of a portfolio but also may increase the risk of a portfolio.

      REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

      REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

      SHORT SALES in which a Portfolio may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Portfolio owns, or the Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. A Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

      WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  49

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                   You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your insurance company or plan sponsor, or by contacting a Janus representative at 1-877-335-2687. The Portfolios' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/variable-insurance. Additional information about the Portfolios' investments is available in the Portfolios' annual and semiannual reports. In the Portfolios' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Portfolios.

                   The Statement of Additional Information
                   provides detailed information about the
                   Portfolios and is incorporated into this Prospectus by reference. You may review and copy information about the Portfolios (including the Portfolios' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Commission's Public Reference Section, Washington, D.C. 20549-1520 (1-202-551-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Portfolios from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                                  (JANUS LOGO)

                               JANUS.COM/VARIABLE-INSURANCE

                               151 Detroit Street
                               Denver, CO 80206-4805
                               1-877-335-2687

            The Trust's Investment Company Act File No. is 811-7736.

                                                                May 1, 2010





                                                                SERVICE SHARES
                                                                    TICKER
BOND
  Flexible Bond Portfolio...................................          N/A
GROWTH & CORE
  Balanced Portfolio........................................          N/A
  Enterprise Portfolio......................................          N/A
INTERNATIONAL & GLOBAL
  Overseas Portfolio........................................          N/A
  Worldwide Portfolio.......................................          N/A
VALUE
  Janus Aspen Perkins Mid Cap Value Portfolio...............          N/A






                               JANUS ASPEN SERIES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



       This Prospectus describes six series (each, a "Portfolio" and collectively, the "Portfolios") of Janus Aspen Series (the "Trust") with a variety of investment objectives, including growth of capital, capital appreciation, current income, and a combination of growth and income. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Portfolio. Janus Aspen Perkins Mid Cap Value Portfolio is subadvised by Perkins Investment Management LLC ("Perkins").

       Each Portfolio of Janus Aspen Series currently offers one or more classes of shares. The Service Shares (the "Shares") are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

       Janus Aspen Series - Service Shares sells and redeems its Shares at net asset value without sales charges, commissions, or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract, and certain contracts may limit allocations among the Portfolios. Refer to the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

       Certain Janus Aspen Series Portfolios have similar investment objectives and similar principal strategies to corresponding Janus retail funds. Although it is anticipated that a Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, expenses, cash flow needs, and other factors may result in differences in investment performance.

       This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




PORTFOLIO SUMMARY
  Flexible Bond Portfolio.....................................................     2
  Balanced Portfolio..........................................................     6
  Enterprise Portfolio........................................................    10
  Overseas Portfolio..........................................................    13
  Worldwide Portfolio.........................................................    16
  Janus Aspen Perkins Mid Cap Value Portfolio.................................    19

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS
  Fees and expenses...........................................................    23
  Additional investment strategies and general portfolio policies.............    23
  Risks of the Portfolios.....................................................    29

MANAGEMENT OF THE PORTFOLIOS
  Investment adviser..........................................................    33
  Management expenses.........................................................    33
  Subadviser..................................................................    37
  Investment personnel........................................................    37

OTHER INFORMATION.............................................................    39

DISTRIBUTIONS AND TAXES.......................................................    41

SHAREHOLDER'S GUIDE
  Pricing of portfolio shares.................................................    42
  Distribution and service fees...............................................    43
  Payments to financial intermediaries by Janus Capital or its affiliates.....    43
  Purchases...................................................................    44
  Redemptions.................................................................    44
  Excessive trading...........................................................    45
  Shareholder communications..................................................    47

FINANCIAL HIGHLIGHTS..........................................................    49

GLOSSARY OF INVESTMENT TERMS..................................................    55

EXPLANATION OF RATING CATEGORIES..............................................    60





                                                            Table of contents  1

  Portfolio Summary
--------------------------------------------------------------------------------
  FLEXIBLE BOND PORTFOLIO
  Ticker: N/A  Service Shares

  INVESTMENT OBJECTIVE

  FLEXIBLE BOND PORTFOLIO seeks to obtain maximum total return, consistent with preservation of capital.

  FEES AND EXPENSES OF THE PORTFOLIO

  This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE FOLLOWING TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

  ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

  Management Fees..................................................   0.53%
  Distribution/Service (12b-1) Fees................................   0.25%
  Other Expenses...................................................   0.06%
  Total Annual Fund Operating Expenses.............................   0.84%
  Fee Waiver(1)....................................................   0.04%
  Net Annual Fund Operating Expenses After Fee Waiver..............   0.80%


  ------------------------------------------------------------------------------
  (1) Janus Capital has contractually agreed to waive the Portfolio's total annual fund operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2011. The contractual waiver may be terminated or modified at any time prior to this date only at the discretion of the Board of Trustees.
  ------------------------------------------------------------------------------

  EXAMPLE:

  THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 Year   3 Years   5 Years   10 Years
                                                                 -------------------------------------
  Service Shares..............................................    $ 86     $ 268     $ 466     $ 1,037


  PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 271% of the average value of its portfolio.

  PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The Portfolio will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Portfolio will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. The Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. Due to the nature of the securities in which the Portfolio invests, it may have relatively high portfolio turnover compared to other Portfolios.

  In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the portfolio managers look at securities

2  Janus Aspen Series
  one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies.

  The Portfolio may also invest in foreign debt securities, which may include investments in emerging markets.

  The Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.

  PRINCIPAL INVESTMENT RISKS

  Although the Portfolio may be less volatile than funds that invest most of their assets in common stocks, the Portfolio's returns and yields will vary, and you could lose money.

  FIXED-INCOME SECURITIES RISK. The Portfolio invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Portfolio's net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, and liquidity risk.

  MORTGAGE-BACKED SECURITIES RISK. Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of securities. Investments in mortgage-backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates. These risks may reduce the Portfolio's returns. In addition, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

  HIGH-YIELD/HIGH-RISK BOND RISK. The Portfolio will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Portfolio's performance.

  FOREIGN EXPOSURE RISK. The Portfolio may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in Flexible Bond Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return



                                                            Portfolio Summary  3
  computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/variable-insurance or by calling 1-877-335-2687.

      ANNUAL TOTAL RETURN (YEARS ENDED 12/31)                     SERVICE SHARES

             6.00%    7.49%   10.16%    6.17%    3.70%    1.76%    3.98%    6.80%    5.71%   12.98%
             2000     2001     2002     2003     2004     2005     2006     2007     2008     2009

       Best Quarter:  3rd-2009 5.85%     Worst Quarter:  2nd-2004 -2.97%




                                                    Average annual total return for periods ended 12/31/09
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                       1 year     5 years     10 years        (9/13/93)
  Flexible Bond Portfolio - Service Shares             12.98%      6.16%        6.43%           7.17%
  Barclays Capital U.S. Aggregate Bond Index            5.93%      4.97%        6.33%           6.02%
    (reflects no deduction for fees or expenses)
                                                     -----------------------------------------------------


  MANAGEMENT

  INVESTMENT ADVISER: Janus Capital Management LLC

  PORTFOLIO MANAGERS: GIBSON SMITH, Co-Chief Investment Officer of Janus Capital, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since May 2007. DARRELL WATTERS is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since May 2007.

  PURCHASE AND SALE OF PORTFOLIO SHARES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

  TAX INFORMATION

  Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract.

  PAYMENTS TO INSURERS, BROKER-DEALERS, AND OTHER FINANCIAL INTERMEDIARIES

  Portfolio shares are generally available only through an insurer's variable contracts, or an employer or other retirement plan (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other



4  Janus Aspen Series
  financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer's decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary's website, or consult your insurance contract prospectus for more information.




                                                            Portfolio Summary  5

  Portfolio Summary
--------------------------------------------------------------------------------
  BALANCED PORTFOLIO
  Ticker: N/A  Service Shares

  INVESTMENT OBJECTIVE

  BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

  FEES AND EXPENSES OF THE PORTFOLIO

  This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE FOLLOWING TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

  ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

  Management Fees..................................................   0.55%
  Distribution/Service (12b-1) Fees................................   0.25%
  Other Expenses...................................................   0.02%
  Total Annual Fund Operating Expenses.............................   0.82%


  ------------------------------------------------------------------------------

  EXAMPLE:

  The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 Year   3 Years   5 Years   10 Years
                                                                 -------------------------------------
  Service Shares..............................................    $ 84     $ 262     $ 455     $ 1,014


  PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 169% of the average value of its portfolio.

  PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities.

  In choosing investments for the Portfolio, the portfolio managers apply a "bottom up" approach with one portfolio manager focusing on the equity portion of the Portfolio and the other portfolio manager focusing on the fixed-income portion of the Portfolio. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. The portfolio managers share day-to-day responsibility for the Portfolio's investments.

  The Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

  The Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.


6  Janus Aspen Series

  PRINCIPAL INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

  GROWTH SECURITIES RISK. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. The price of a "growth" security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

  FIXED-INCOME SECURITIES RISK. The Portfolio may hold debt and other fixed-income securities to generate income. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Portfolio's net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, and liquidity risk.

  MORTGAGE-BACKED SECURITIES RISK. Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of securities. Investments in mortgage-backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates. These risks may reduce the Portfolio's returns. In addition, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

  FOREIGN EXPOSURE RISK. The Portfolio may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.




                                                            Portfolio Summary  7

  The Portfolio's past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/variable-insurance or by calling 1-877-335-2687.

      ANNUAL TOTAL RETURN (YEARS ENDED 12/31)                     SERVICE SHARES

            -1.37%   -4.90%   -6.67%   13.72%    8.29%    7.62%   10.41%   10.29%   -16.06%  25.58%
             2000     2001     2002     2003     2004     2005     2006     2007     2008     2009

       Best Quarter:  3rd-2009 11.42%     Worst Quarter:  3rd-2008 -7.84%




                                                             Average annual total return for periods ended 12/31/09
                                                             ------------------------------------------------------
                                                                                                    Since Inception
                                                                1 year     5 years     10 years        (9/13/93)
  Balanced Portfolio - Service Shares                           25.58%      6.68%        4.07%           10.14%
  S&P 500(R) Index                                              26.46%      0.42%       -0.95%            7.58%
    (reflects no deduction for fees or expenses)
  Barclays Capital U.S. Aggregate Bond Index                     5.93%      4.97%        6.33%            6.02%
    (reflects no deduction for fees or expenses)
  Barclays Capital U.S. Government/Credit Bond Index             4.52%      4.71%        6.34%            5.91%
    (reflects no deduction for fees or expenses)
  Balanced Index                                                16.65%      2.65%        2.64%            7.16%
    (reflects no deduction for fees or expenses)
                                                              -----------------------------------------------------


  The Balanced Index is an internally calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500(R) Index (55%) and the Barclays Capital U.S. Government/Credit Bond Index (45%).

  MANAGEMENT

  INVESTMENT ADVISER: Janus Capital Management LLC

  PORTFOLIO MANAGERS: MARC PINTO, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since May 2005. GIBSON SMITH, Co-Chief Investment Officer of Janus Capital, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since May 2005.

  PURCHASE AND SALE OF PORTFOLIO SHARES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

  TAX INFORMATION

  Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract.




8  Janus Aspen Series

  PAYMENTS TO INSURERS, BROKER-DEALERS, AND OTHER FINANCIAL INTERMEDIARIES

  Portfolio shares are generally available only through an insurer's variable contracts, or an employer or other retirement plan (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer's decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary's website, or consult your insurance contract prospectus for more information.




                                                            Portfolio Summary  9

  Portfolio Summary
--------------------------------------------------------------------------------
  ENTERPRISE PORTFOLIO
  Ticker: N/A  Service Shares

  INVESTMENT OBJECTIVE

  ENTERPRISE PORTFOLIO seeks long-term growth of capital.

  FEES AND EXPENSES OF THE PORTFOLIO

  This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE FOLLOWING TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

  ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

  Management Fees..................................................   0.64%
  Distribution/Service (12b-1) Fees................................   0.25%
  Other Expenses...................................................   0.06%
  Total Annual Fund Operating Expenses.............................   0.95%


  ------------------------------------------------------------------------------

  EXAMPLE:

  The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 Year   3 Years   5 Years   10 Years
                                                                 -------------------------------------
  Service Shares..............................................    $ 97     $ 303     $ 525     $ 1,166


  PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 36% of the average value of its portfolio.

  PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of December 31, 2009, they ranged from approximately $261 million to $15.5 billion.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies.

  The Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

  The Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.


10  Janus Aspen Series

  PRINCIPAL INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

  MID-SIZED COMPANIES RISK. The Portfolio's investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies.

  GROWTH SECURITIES RISK. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. The price of a "growth" security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

  FOREIGN EXPOSURE RISK. The Portfolio may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/variable-insurance or by calling 1-877-335-2687.




                                                           Portfolio Summary  11

      ANNUAL TOTAL RETURN (YEARS ENDED 12/31)                     SERVICE SHARES

            -31.78%  -39.59%  -28.12%  34.76%   20.48%   12.03%   13.31%   21.74%   -43.86%  44.44%
             2000     2001     2002     2003     2004     2005     2006     2007     2008     2009

       Best Quarter:  2nd-2009 22.06%     Worst Quarter:  1st-2001 -32.17%




                                                    Average annual total return for periods ended 12/31/09
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                       1 year     5 years     10 years        (9/13/93)
  Enterprise Portfolio - Service Shares                44.44%      4.62%       -4.94%           8.55%
  Russell Midcap(R) Growth Index                       46.29%      2.40%       -0.52%           7.67%
    (reflects no deduction for fees or expenses)
                                                     -----------------------------------------------------


  MANAGEMENT

  INVESTMENT ADVISER: Janus Capital Management LLC

  PORTFOLIO MANAGER: BRIAN DEMAIN, CFA, is Executive Vice President and Portfolio Manager of the Portfolio, which he has managed since November 2007.

  PURCHASE AND SALE OF PORTFOLIO SHARES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

  TAX INFORMATION

  Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract.

  PAYMENTS TO INSURERS, BROKER-DEALERS, AND OTHER FINANCIAL INTERMEDIARIES

  Portfolio shares are generally available only through an insurer's variable contracts, or an employer or other retirement plan (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer's decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary's website, or consult your insurance contract prospectus for more information.




12  Janus Aspen Series

  Portfolio Summary
--------------------------------------------------------------------------------
  OVERSEAS PORTFOLIO
  Ticker: N/A  Service Shares

  INVESTMENT OBJECTIVE

  OVERSEAS PORTFOLIO seeks long-term growth of capital.

  FEES AND EXPENSES OF THE PORTFOLIO

  This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE FOLLOWING TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

  ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

  Management Fees..................................................   0.64%
  Distribution/Service (12b-1) Fees................................   0.25%
  Other Expenses...................................................   0.06%
  Total Annual Fund Operating Expenses.............................   0.95%


  ------------------------------------------------------------------------------

  EXAMPLE:

  The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 Year   3 Years   5 Years   10 Years
                                                                 -------------------------------------
  Service Shares..............................................    $ 97     $ 303     $ 525     $ 1,166


  PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 44% of the average value of its portfolio.

  PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Portfolio may have significant exposure to emerging markets. The Portfolio may also invest in U.S. and foreign debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies.

  The Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.


                                                           Portfolio Summary  13

  PRINCIPAL INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  FOREIGN EXPOSURE RISK. The Portfolio normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of December 31, 2009, approximately 21.1% of the Portfolio's investments were in emerging markets.

  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

  GROWTH SECURITIES RISK. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. The price of a "growth" security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/variable-insurance or by calling 1-877-335-2687.




14  Janus Aspen Series

      ANNUAL TOTAL RETURN (YEARS ENDED 12/31)                     SERVICE SHARES

            -16.14%  -23.43%  -25.76%  34.53%   18.69%   31.94%   46.63%   28.02%   -52.23%  79.07%
             2000     2001     2002     2003     2004     2005     2006     2007     2008     2009

       Best Quarter:  2nd-2009 38.49%     Worst Quarter:  4th-2008 -26.61%




                                                                       Average annual total return for periods ended 12/31/09
                                                                       ------------------------------------------------------
                                                                                                              Since Inception
                                                                          1 year     5 years     10 years         (5/2/94)
  Overseas Portfolio - Service Shares                                     79.07%      16.20%       4.90%           12.87%
  Morgan Stanley Capital International All Country World                  41.45%       5.83%       2.71%             N/A
    ex-U.S. Index(SM) (reflects no deduction for fees or expenses)
  Morgan Stanley Capital International EAFE(R) Index                      31.78%       3.54%       1.17%            4.70%
    (reflects no deduction for fees or expenses)
                                                                        -----------------------------------------------------


  MANAGEMENT

  INVESTMENT ADVISER: Janus Capital Management LLC

  PORTFOLIO MANAGER: BRENT A. LYNN, CFA, is Executive Vice President and Portfolio Manager of the Portfolio, which he has managed or co-managed since January 2001.

  PURCHASE AND SALE OF PORTFOLIO SHARES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

  TAX INFORMATION

  Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract.

  PAYMENTS TO INSURERS, BROKER-DEALERS, AND OTHER FINANCIAL INTERMEDIARIES

  Portfolio shares are generally available only through an insurer's variable contracts, or an employer or other retirement plan (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer's decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary's website, or consult your insurance contract prospectus for more information.




                                                           Portfolio Summary  15

  Portfolio Summary
--------------------------------------------------------------------------------
  WORLDWIDE PORTFOLIO
  Ticker: N/A  Service Shares

  INVESTMENT OBJECTIVE

  WORLDWIDE PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

  FEES AND EXPENSES OF THE PORTFOLIO

  This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE FOLLOWING TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

  ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

  Management Fees (may adjust up or down)..........................   0.57%
  Distribution/Service (12b-1) Fees................................   0.25%
  Other Expenses...................................................   0.06%
  Total Annual Fund Operating Expenses.............................   0.88%


  ------------------------------------------------------------------------------

  EXAMPLE:

  The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 Year   3 Years   5 Years   10 Years
                                                                 -------------------------------------
  Service Shares..............................................    $ 90     $ 281     $ 488     $ 1,084


  PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 206% of the average value of its portfolio.

  PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. The Portfolio may also invest in U.S. and foreign debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies.

  The Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.

  PRINCIPAL INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


16  Janus Aspen Series

  FOREIGN EXPOSURE RISK. The Portfolio normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of December 31, 2009, approximately 12.7% of the Portfolio's investments were in emerging markets.

  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

  GROWTH SECURITIES RISK. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. The price of a "growth" security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/variable-insurance or by calling 1-877-335-2687.




                                                           Portfolio Summary  17

      ANNUAL TOTAL RETURN (YEARS ENDED 12/31)                     SERVICE SHARES

            -15.99%  -22.62%  -25.71%  23.68%    4.53%    5.57%   17.94%    9.36%   -44.81%  37.40%
             2000     2001     2002     2003     2004     2005     2006     2007     2008     2009

       Best Quarter:  2nd-2009 22.84%     Worst Quarter:  4th-2008 -23.19%




                                                             Average annual total return for periods ended 12/31/09
                                                             ------------------------------------------------------
                                                                                                    Since Inception
                                                                1 year     5 years     10 years        (9/13/93)
  Worldwide Portfolio - Service Shares                          37.40%      0.64%       -4.29%           7.53%
  Morgan Stanley Capital International World Index(SM)          29.99%      2.01%       -0.24%           5.89%
    (reflects no deduction for fees or expenses)
                                                              -----------------------------------------------------


  MANAGEMENT

  INVESTMENT ADVISER: Janus Capital Management LLC

  PORTFOLIO MANAGER: LAURENT SALTIEL is Executive Vice President and Portfolio Manager of the Portfolio, which he has managed since April 2009.

  PURCHASE AND SALE OF PORTFOLIO SHARES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

  TAX INFORMATION

  Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract.

  PAYMENTS TO INSURERS, BROKER-DEALERS, AND OTHER FINANCIAL INTERMEDIARIES

  Portfolio shares are generally available only through an insurer's variable contracts, or an employer or other retirement plan (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer's decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary's website, or consult your insurance contract prospectus for more information.




18  Janus Aspen Series

  Portfolio Summary
--------------------------------------------------------------------------------
  JANUS ASPEN PERKINS MID CAP VALUE PORTFOLIO
  Ticker: N/A  Service Shares

  INVESTMENT OBJECTIVE

  MID CAP VALUE PORTFOLIO seeks capital appreciation.

  FEES AND EXPENSES OF THE PORTFOLIO

  This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE FOLLOWING TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

  ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

  Management Fees (may adjust up or down)..........................   0.77%
  Distribution/Service (12b-1) Fees................................   0.25%
  Other Expenses...................................................   0.36%
  Total Annual Fund Operating Expenses.............................   1.38%
  Fee Waiver(1)....................................................   0.04%
  Net Annual Fund Operating Expenses After Fee Waiver..............   1.34%


  ------------------------------------------------------------------------------
  (1) Janus Capital has contractually agreed to waive the Portfolio's total annual fund operating expenses (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2011. The contractual waiver may be terminated or modified at any time prior to this date only at the discretion of the Board of Trustees.
  ------------------------------------------------------------------------------

  EXAMPLE:

  THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 Year   3 Years   5 Years   10 Years
                                                                 -------------------------------------
  Service Shares..............................................    $ 140    $ 437     $ 755     $ 1,657


  PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 77% of the average value of its portfolio.

  PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The Portfolio primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Portfolio invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of December 31, 2009, they ranged from approximately $261 million to $13.7 billion.

  The Portfolio focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Portfolio also invests in companies that demonstrate

                                                           Portfolio Summary  19
  special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The Portfolio's portfolio managers generally look for companies with:

  - a low price relative to their assets, earnings, cash flow, or business franchise
  - products and services that give them a competitive advantage
  - quality balance sheets and strong management

  The Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

  The Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.

  PRINCIPAL INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.

  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

  MID-SIZED COMPANIES RISK. The Portfolio's investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies.

  FOREIGN EXPOSURE RISK. The Portfolio may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and



20  Janus Aspen Series
  distributions. For certain periods, the Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/variable-insurance or by calling 1-877-335-2687.

      ANNUAL TOTAL RETURN (YEARS ENDED 12/31)                     SERVICE SHARES

                                       36.24%   17.79%    9.93%   15.06%    7.17%   -27.90%  32.92%
                                        2003     2004     2005     2006     2007     2008     2009

       Best Quarter:  2nd-2009 17.30%     Worst Quarter:  4th-2008 -19.84%




                                               Average annual total return for periods ended 12/31/09
                                               ------------------------------------------------------
                                                                                      Since Inception
                                                               1 year     5 years        (12/31/02)
  Mid Cap Value Portfolio - Service Shares                     32.92%      5.39%           11.07%
  Russell Midcap(R) Value Index                                34.21%      1.98%            9.47%
    (reflects no deduction for fees or expenses)
                                                             ----------------------------------------


  MANAGEMENT

  INVESTMENT ADVISER: Janus Capital Management LLC

  INVESTMENT SUBADVISER: Perkins Investment Management LLC

  PORTFOLIO MANAGERS: JEFFREY R. KAUTZ, CFA, is Co-Portfolio Manager of the Portfolio, which he has co-managed since inception. THOMAS M. PERKINS is Co-Portfolio Manager of the Portfolio, which he has co-managed since inception.

  PURCHASE AND SALE OF PORTFOLIO SHARES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

  TAX INFORMATION

  Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract.

  PAYMENTS TO INSURERS, BROKER-DEALERS, AND OTHER FINANCIAL INTERMEDIARIES

  Portfolio shares are generally available only through an insurer's variable contracts, or an employer or other retirement plan (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer's



                                                           Portfolio Summary  21
  decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary's website, or consult your insurance contract prospectus for more information.




22  Janus Aspen Series

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------


FEES AND EXPENSES

  PLEASE REFER TO THE FOLLOWING IMPORTANT INFORMATION WHEN REVIEWING THE "FEES AND EXPENSES OF THE PORTFOLIO" TABLE IN EACH PORTFOLIO SUMMARY OF THE PROSPECTUS.

  - "Annual Fund Operating Expenses" are paid out of a Portfolio's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in each Portfolio Summary shows, these costs are borne indirectly by all shareholders.

  - The "Management Fee" is the investment advisory fee rate paid by each Portfolio to Janus Capital. Worldwide Portfolio and Mid Cap Value Portfolio pay an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Portfolio's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.60% for Worldwide Portfolio and 0.64% for Mid Cap Value Portfolio. Any such adjustment to this base fee rate commenced February 2007 for Worldwide Portfolio and Mid Cap Value Portfolio, and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information ("SAI").

  - "Distribution/Service (12b-1) Fees." Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

  - "Other Expenses" include an administrative services fee of 0.10% of the average daily net assets of the Service Shares of Mid Cap Value Portfolio to compensate Janus Services LLC for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, and administrative services to retirement or pension plan participants, variable contract owners, or other underlying investors investing through institutional channels. "Other Expenses" may include acquired fund fees and expenses. "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Portfolio invests or has invested during the period. A Portfolio's "ratio of gross expenses to average net assets" appearing in the Financial Highlights table does not include "Acquired Fund Fees and Expenses."

  - As noted, Janus Capital has contractually agreed to waive certain Portfolios' "Total Annual Fund Operating Expenses" to certain limits until at least May 1, 2011. The expense limits are described in the "Management Expenses" section of this Prospectus. Because a fee waiver will have a positive effect upon a Portfolio's performance, a portfolio that pays a performance-based investment advisory fee may experience a performance adjustment that is considered favorable to Janus Capital as a result of a fee waiver that is in place during the period when the performance adjustment applies.

  - All expenses in a Portfolio's "Fees and Expenses of the Portfolio" table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

ADDITIONAL INVESTMENT STRATEGIES AND GENERAL PORTFOLIO POLICIES

  The Portfolios' Board of Trustees may change each Portfolio's investment objective or non-fundamental principal investment strategies without a shareholder vote. A Portfolio will notify you in writing at least 60 days before making any such change it considers material. If there is a material change to a Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will achieve its investment objective.

  Unless otherwise stated, the following additional investment strategies and general policies apply to each Portfolio and provide further information including, but not limited to, the types of securities a Portfolio may invest in when implementing its investment objective. For some Portfolios these strategies and policies may be a part of a principal strategy. For other Portfolios, these strategies and policies may be utilized to a lesser extent. Except for the Portfolios' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.


                                 Additional information about the Portfolios  23

  CASH POSITION
  The Portfolios may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Portfolio's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Portfolio has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions among the Portfolios may vary significantly. When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested. To the extent a Portfolio invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Portfolio from accessing its cash.

  In addition, a Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may take positions that are inconsistent with its investment objective. As a result, the Portfolio may not achieve its investment objective.

  COMMON STOCK
  Unless its investment objective or policies prescribe otherwise, each of the Portfolios, with the exception of Flexible Bond Portfolio, may invest substantially all of its assets in common stocks. The portfolio managers generally take a "bottom up" approach to selecting companies in which to invest. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Portfolios may sell a holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The Portfolios may also sell a holding to meet redemptions.

  BALANCED PORTFOLIO may emphasize varying degrees of income. In the case of Balanced Portfolio, the portfolio managers may consider dividend-paying characteristics to a greater degree than other factors in selecting common stocks. Realization of income is not a significant consideration when choosing investments for the other Portfolios. Income realized on the Portfolios' investments may be incidental to their investment objectives.

  MID CAP VALUE PORTFOLIO'S portfolio managers focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage. A company may be considered attractively valued when, in the opinion of the portfolio managers, shares of the company are selling for a price that is below their intrinsic worth ("undervalued"). A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Portfolio than those obtained by paying premium prices for companies currently in favor in the market.

  COUNTERPARTIES
  Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Portfolio ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to a Portfolio. A Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. A Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio's cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each



24  Janus Aspen Series

  Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

  CREDIT QUALITY
  Through a Portfolio's investments in fixed-income securities, a Portfolio is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Portfolio's returns and yield. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

  Many fixed-income securities receive credit ratings from services such as Standard & Poor's, Fitch, and Moody's. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions which can result in fluctuation in the price of a security and impact your return and yield. If a security has not received a rating, a Portfolio must rely upon Janus Capital's credit assessment, which can also impact the Portfolio's return and yield. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

  FOREIGN SECURITIES
  The portfolio managers seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest, and the Portfolios may at times have significant foreign exposure, including exposure in emerging markets.

  EMERGING MARKETS
  Within the parameters of its specific investment policies, each Portfolio may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). Each of Overseas Portfolio and Worldwide Portfolio has at times invested a significant portion of its assets in emerging markets and may continue to do so. A summary of each Portfolio's investments by country is contained in the Portfolio's shareholder reports and in the Portfolio's Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").

  HIGH-YIELD/HIGH-RISK BONDS
  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds. Under normal circumstances, each Portfolio, with the exception of Mid Cap Value Portfolio, will limit its investments in high-yield/high-risk bonds to 35% or less of its net assets. Mid Cap Value Portfolio will limit its investments in such bonds to 20% or less of its net assets.

  ILLIQUID INVESTMENTS
  Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as



                                 Additional information about the Portfolios  25

  "restricted securities"). Under procedures adopted by the Portfolios' Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

  MORTGAGE- AND ASSET-BACKED SECURITIES
  Certain Portfolios, particularly Flexible Bond Portfolio and Balanced Portfolio, may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), or other governmental or government-related entities. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. Each Portfolio may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact a Portfolio's yield and your return.

  Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans at a faster pace than expected is known as "prepayment risk," and may shorten the effective maturities of these securities. This may result in a Portfolio having to reinvest proceeds at a lower interest rate.

  In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing a Portfolio's sensitivity to interest rate changes and causing its price to decline.

  PORTFOLIO TURNOVER
  In general, each Portfolio intends to purchase securities for long-term investment, although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of a Portfolio's investments, and the investment style of the portfolio managers. Changes are normally made in a Portfolio's holdings whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Due to the nature of the securities in which Flexible Bond Portfolio invests, it may have relatively high portfolio turnover compared to other Portfolios.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover also may have a negative effect on a Portfolio's performance. The "Financial Highlights" section of this Prospectus shows the Portfolios' historical turnover rates.

  SECURITIES LENDING
  A Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When a Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease



26  Janus Aspen Series
  below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

  SHORT SALES
  Certain portfolios may engage in short sales. No more than 10% of a portfolio's net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The portfolios may engage in short sales "against the box" and options for hedging purposes that are not subject to this 10% limit. A short sale is generally a transaction in which a portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the portfolio must borrow the security to make delivery to the buyer. The portfolio is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the portfolio will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the portfolio may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a portfolio may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a portfolio's losses are potentially unlimited in a short sale transaction. A portfolio's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the portfolio may be required to pay in connection with a short sale. Such payments may result in the portfolio having higher expenses than a portfolio that does not engage in short sales and may negatively affect the portfolio's performance.

  A portfolio may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the portfolio to similar risks. To the extent that the portfolio enters into short derivative positions, the portfolio may be exposed to risks similar to those associated with short sales, including the risk that the portfolio's losses are theoretically unlimited.

  Due to certain foreign countries' restrictions, a portfolio will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a portfolio's ability to fully implement a short selling strategy that could otherwise help the portfolio pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

  SPECIAL SITUATIONS
  Certain Portfolios may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio managers, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in "special situations" companies can present greater risks than investments in companies not experiencing special situations, and a Portfolio's performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.

  SWAP AGREEMENTS
  Certain Portfolios may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party



                                 Additional information about the Portfolios  27
  contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  U.S. GOVERNMENT SECURITIES
  Certain Portfolios, particularly Flexible Bond Portfolio and Balanced Portfolio, may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Portfolio, with the exception of Flexible Bond Portfolio, may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Portfolios. If successful, they may benefit the Portfolios by earning a return on the Portfolios' assets or reducing risk; however, they may not achieve the Portfolios' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - various derivative transactions (which could comprise a significant percentage of a portfolio's holdings) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - bank loans, which may be acquired through loan participations and assignments (for Balanced Portfolio only, no more than 20% of the Portfolio's total assets)

  Unless otherwise stated within its specific investment policies, Flexible Bond Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio's assets or reducing risk; however, they may not achieve the Portfolio's investment objective. These securities and strategies may include:

  - equity securities

  - exchange-traded funds

  - pass-through securities including mortgage- and asset-backed securities and mortgage dollar rolls

  - zero coupon, pay-in-kind, and step coupon securities




28  Janus Aspen Series

  - various derivative transactions (which could comprise a significant percentage of a portfolio's holdings) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - bank loans, which may be acquired through loan participations and assignments (no more than 20% of the Portfolio's total assets)

RISKS OF THE PORTFOLIOS

  The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Portfolios. To varying degrees, the Portfolios may invest in stocks, bonds, alternative strategy investments, and money market instruments or cash/cash equivalents. The following information is designed to help you better understand some of the risks of investing in the Portfolios. The impact of the following risks on a Portfolio may vary depending on the Portfolio's investments. The greater the Portfolio's investment in a particular security, the greater the Portfolio's exposure to the risks associated with that security. Before investing in a Portfolio, you should consider carefully the risks that you assume when investing in the Portfolio.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to a Portfolio. If the counterparty to a derivative transaction defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent a Portfolio enters into short derivative positions, a Portfolio may be exposed to risks similar to those associated with short sales, including the risk that a Portfolio's losses are theoretically unlimited.

  EMERGING MARKETS RISK. Within the parameters of its specific investment policies, each Portfolio may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). To the extent that a Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The price of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Portfolios may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolios to obtain or to enforce a judgment against the issuers of such securities. The Portfolios may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

  FIXED-INCOME SECURITIES RISK. The Portfolios, particularly Flexible Bond Portfolio and Balanced Portfolio, may hold debt and other fixed-income securities to generate income. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause a Portfolio's net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken



                                 Additional information about the Portfolios  29
  and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Portfolio having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  FOREIGN EXPOSURE RISK. Within the parameters of its specific investment policies, each Portfolio may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Portfolio's ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio's investment strategies and potentially affecting the value of the Portfolio.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

  GROWTH SECURITIES RISK. The Portfolios invest in companies after assessing their growth potential. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing a Portfolio's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  HIGH-YIELD/HIGH-RISK BOND RISK. High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.




30  Janus Aspen Series

  Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

  INDUSTRY RISK. Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Portfolio's investments, if any, in multiple companies in a particular industry increase that Portfolio's exposure to industry risk.

  INTEREST RATE RISK. Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern. A portfolio manages interest rate risk by varying the average-weighted effective maturity of the portfolio to reflect the analysis of interest rate trends and other factors. A portfolio's average-weighted effective maturity will tend to be shorter when a portfolio manager expects interest rates to rise and longer when a portfolio manager expects interest rates to fall. A portfolio may also use futures, options, and other derivatives to manage interest rate risk.

  MANAGEMENT RISK. The Portfolios are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Portfolios may fail to produce the intended results.

  Because the Portfolios, with the exception of Flexible Bond Portfolio, may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease.

  Because Flexible Bond Portfolio invests substantially all of its assets in fixed-income securities or income-generating securities, it is subject to risks such as credit risk and interest rate increases. The Portfolio's performance may also be affected by risks to certain types of investments, such as foreign (non-U.S.) securities and derivative instruments.

  The Portfolios may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that a portfolio manager's use of derivative investments will benefit the Portfolios. A Portfolio's performance could be worse than if the Portfolio had not used such instruments. Use of such investments may instead increase risk to the Portfolio, rather than reduce risk.

  A Portfolio's performance may also be significantly affected, positively or negatively, by a portfolio manager's use of certain types of investments, such as foreign (non-U.S.) securities, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. Note that a portfolio manager's use of IPOs and other types of investments may have a magnified performance impact on a portfolio with a small asset base and the portfolio may not experience similar performance as its assets grow.

  MARKET RISK. The value of a Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value will also decrease, which means if you sell your shares in the Portfolio you may lose money.

  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio's ability to achieve its investment objective. It is impossible to predict whether or for how long these



                                 Additional information about the Portfolios  31
  conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

  MORTGAGE-BACKED SECURITIES RISK. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, mortgage-backed securities, making them more sensitive to changes in interest rates ("extension risk"). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing a Portfolio that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce a Portfolio's returns because the Portfolio will have to reinvest that money at lower prevailing interest rates.

  In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

  SMALL- AND MID-SIZED COMPANIES RISK. A Portfolio's investments in securities issued by small- and mid-sized companies, which tend to be smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger companies, which could have a significant adverse effect on a Portfolio's returns, especially as market conditions change.




32  Janus Aspen Series

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Portfolio. Janus Capital is responsible for the day-to-day management of the Portfolios' investment portfolios and furnishes continuous advice and recommendations concerning the Portfolios' investments for all Portfolios except Mid Cap Value Portfolio. Perkins is responsible for the day-to-day management of the investment portfolio of Mid Cap Value Portfolio subject to the general oversight of Janus Capital. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Portfolio.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Portfolios and pays the salaries, fees, and expenses of all Portfolio officers (with some shared expenses with the Janus funds of compensation payable to the funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "interested persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").

MANAGEMENT EXPENSES

  Each Portfolio pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including the administrative services fee for Mid Cap Value Portfolio, the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Portfolio's investment advisory fee is calculated daily and paid monthly. Each Portfolio's advisory agreement details the investment advisory fee and other expenses that each Portfolio must pay. Janus Capital pays Perkins a subadvisory fee from its investment advisory fee for managing Mid Cap Value Portfolio.

  The following tables reflect each Portfolio's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Portfolio to Janus Capital (gross and net of fee waivers, if applicable). The investment advisory fee rate is aggregated to include all investment advisory and subadvisory fees (as applicable) paid by a Portfolio.


                                                Management of the Portfolios  33

  FIXED-RATE INVESTMENT ADVISORY FEE

  The Portfolios reflected below pay an investment advisory fee at a fixed rate based on each Portfolio's average daily net assets.

                                                                                          Actual Investment
                                                                       Contractual      Advisory Fee Rate (%)
                                                  Average Daily        Investment              (for the
                                                   Net Assets       Advisory Fee (%)      fiscal year ended
  Portfolio Name                                of the Portfolio      (annual rate)       December 31, 2009)
-------------------------------------------------------------------------------------------------------------
  BOND
    Flexible Bond Portfolio                    First $300 Million         0.55                   0.53(1)
                                               Over $300 Million          0.45
  GROWTH & CORE
    Balanced Portfolio                         All Asset Levels           0.55                   0.55
    Enterprise Portfolio                       All Asset Levels           0.64                   0.64
  INTERNATIONAL & GLOBAL
    Overseas Portfolio                         All Asset Levels           0.64                   0.64
-------------------------------------------------------------------------------------------------------------



  (1) Janus Capital has agreed to limit the Portfolio's total annual fund operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least May 1, 2011. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the "Fees and Expenses of the Portfolio" table in the Portfolio Summary of the Prospectus, and additional information is included under "Expense Limitations" below. The waiver is not reflected in the contractual fee rate shown.

  PERFORMANCE-BASED INVESTMENT ADVISORY FEE

  Worldwide Portfolio and Mid Cap Value Portfolio each pay an investment advisory fee rate that may adjust up or down based on each Portfolio's performance relative to the cumulative investment record of its benchmark index over the performance measurement period as reflected in the table below. Any adjustment to the investment advisory fee rate was effective February 2007. Until such time, only the base fee rate shown below applied. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to each Portfolio's respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to each Portfolio's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to each Portfolio's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by each Portfolio as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.

  As an example, if a Portfolio outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if a Portfolio underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.

                                                                                                   Actual Investment
                                                                              Performance        Advisory Fee Rate (%)
                                                         Performance            Adjusted                (for the
                                                          Hurdle vs.           Investment          fiscal year ended
  Portfolio Name                   Base Fee Rate (%)   Benchmark Index   Advisory Fee Rate (%)     December 31, 2009)
----------------------------------------------------------------------------------------------------------------------
  Worldwide Portfolio                     0.60            +/- 6.00%               0.57                    0.57
  Mid Cap Value Portfolio                 0.64            +/- 4.00%               0.77                    0.77(1)
----------------------------------------------------------------------------------------------------------------------



  (1) Janus Capital has agreed to limit the Portfolio's total annual fund operating expenses (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least May 1, 2011. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the "Fees and Expenses of the Portfolio" table in the



34  Janus Aspen Series

Portfolio Summary of the Prospectus, and additional information is included under "Expense Limitations" below. The waiver and any applicable performance adjustment are not reflected in the base fee rate shown.

  For Worldwide Portfolio and Mid Cap Value Portfolio, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Portfolio has performed relative to its benchmark index as shown below:

  Portfolio Name                                  Benchmark Index
  ---------------------------------------------------------------------------------------------
  Worldwide Portfolio                             MSCI World Index(SM)
  Mid Cap Value Portfolio                         Russell Midcap(R) Value Index


  Only the base fee rate applied until February 2007 for each Portfolio, at which time the calculation of the performance adjustment applies as follows:

  Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

  The investment advisory fee rate paid to Janus Capital by each of Worldwide Portfolio and Mid Cap Value Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Portfolio's performance-based fee structure has been in effect for at least 12 months. When a Portfolio's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for each Portfolio.

  No Performance Adjustment is applied unless the difference between a Portfolio's investment performance and the cumulative investment record of the Portfolio's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Portfolio's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Portfolio's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Portfolio's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Portfolio is calculated net of expenses whereas a Portfolio's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio's benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Portfolio.

  The investment performance of a Portfolio's Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Portfolio's performance was above or below its benchmark index by comparing the investment performance of the Portfolio's Service Shares against the cumulative investment record of that Portfolio's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Portfolio relative to the record of the Portfolio's benchmark index and future changes to the size of each Portfolio.

  The Portfolios' SAI contains additional information about performance-based fees.




                                                Management of the Portfolios  35

  A discussion regarding the basis for the Trustees' approval of the Portfolios' investment advisory agreements and subadvisory agreements (as applicable) will be included in the Portfolios' next annual or semiannual report to shareholders, following such approval. You can request the Portfolios' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/variable-insurance.

  EXPENSE LIMITATIONS

  Janus Capital has contractually agreed to waive the advisory fee payable by certain Portfolios in an amount equal to the amount, if any, that such Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, distribution and shareholder servicing fees, the administrative services fee applicable to Mid Cap Value Portfolio, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Portfolio, see the "Fees and Expenses of the Portfolio" table in each Portfolio Summary of the Prospectus. Janus Capital has agreed to continue each waiver until at least May 1, 2011. Mortality risk, expense risk, and other charges imposed by participating insurance companies are also excluded from the expense limitations noted.

  Portfolio Name                                                    Expense Limit Percentage (%)
------------------------------------------------------------------------------------------------
  BOND
    Flexible Bond Portfolio                                                     0.55
  VALUE
    Mid Cap Value Portfolio(1)                                                  0.86
------------------------------------------------------------------------------------------------


  (1) The Portfolio pays an investment advisory fee rate that may adjust up or down based on the Portfolio's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Portfolio's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.




36  Janus Aspen Series

SUBADVISER

  PERKINS INVESTMENT MANAGEMENT LLC ("PERKINS") serves as subadviser to Mid Cap Value Portfolio and has served in such capacity since the Portfolio's inception. Perkins (together with its predecessors), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the investment operations of Mid Cap Value Portfolio, as well as other mutual funds and separate accounts. Janus Capital owns approximately 78% of Perkins.

INVESTMENT PERSONNEL

  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Portfolio described. The Portfolios are presented in the order listed on this Prospectus' cover.

FLEXIBLE BOND PORTFOLIO
--------------------------------------------------------------------------------
    Co-Portfolio Managers Gibson Smith and Darrell Watters jointly share responsibility for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Flexible Bond Portfolio, which he has co-managed since May 2007. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. He holds a Bachelor's degree in Economics from the University of Colorado.

    DARRELL WATTERS is Executive Vice President and Co-Portfolio Manager of Flexible Bond Portfolio, which he has co-managed since May 2007. Mr. Watters is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor's degree in Economics from Colorado State University.

BALANCED PORTFOLIO
--------------------------------------------------------------------------------
    Co-Portfolio Managers Marc Pinto and Gibson Smith jointly share responsibility for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Pinto focuses on the equity portion of the Portfolio. Mr. Smith focuses on the fixed-income portion of the Portfolio.

    MARC PINTO, CFA, is Executive Vice President and Co-Portfolio Manager of Balanced Portfolio, which he has co-managed since May 2005. Mr. Pinto is also Portfolio Manager of other Janus accounts. Mr. Pinto joined Janus Capital in 1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Balanced Portfolio, which he has co-managed since May 2005. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. Mr. Smith holds a Bachelor's degree in Economics from the University of Colorado.

ENTERPRISE PORTFOLIO
--------------------------------------------------------------------------------
    BRIAN DEMAIN, CFA, is Executive Vice President and Portfolio Manager of Enterprise Portfolio, which he has managed since November 2007. He served as Assistant Portfolio Manager of the Portfolio from September 2004 to October 2007. Mr. Demain joined Janus Capital in 1999 as a securities analyst. He holds a Bachelor's degree in Economics from Princeton University, where he graduated summa cum laude and was a recipient of the Daniel L. Rubinfeld '67 Prize in Empirical Economics for his senior thesis. Mr. Demain holds the Chartered Financial Analyst designation.

OVERSEAS PORTFOLIO
--------------------------------------------------------------------------------
    BRENT A. LYNN, CFA, is Executive Vice President and Portfolio Manager of Overseas Portfolio, which he has managed or co-managed since January 2001. Mr. Lynn joined Janus Capital in 1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn holds the Chartered Financial Analyst designation.




                                                Management of the Portfolios  37

WORLDWIDE PORTFOLIO
--------------------------------------------------------------------------------
    LAURENT SALTIEL is Executive Vice President and Portfolio Manager of Worldwide Portfolio, which he has managed since April 2009. Mr. Saltiel is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2002 as an equity research analyst. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and Harvard Business School, respectively.

MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------
    Co-Portfolio Managers Thomas M. Perkins and Jeffrey R. Kautz are responsible for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other.

    THOMAS M. PERKINS has been the Co-Portfolio Manager of Mid Cap Value Portfolio since inception. He is also Co-Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Previously, he was Co-Portfolio Manager for Berger Mid Cap Value Fund. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.

    JEFFREY R. KAUTZ, CFA, is Co-Portfolio Manager of Mid Cap Value Portfolio, which he has co-managed since inception. He is also Co-Portfolio Manager of other Janus accounts. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. Previously, he was Co-Portfolio Manager for Berger Mid Cap Value Fund. Mr. Kautz holds a Bachelor of Science degree in Mechanical Engineering from the University of Illinois and a Master of Business Administration in Finance from the University of Chicago. Mr. Kautz holds the Chartered Financial Analyst designation.

  Information about the portfolio managers' compensation structure and other accounts managed, as well as the aggregate range of their individual ownership in all mutual funds advised by Janus Capital is included in the SAI.

  CONFLICTS OF INTEREST

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Portfolio is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Portfolio. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Portfolios' SAI.




38  Janus Aspen Series

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Only Service Shares are offered by this Prospectus. The Shares are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Institutional Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service II Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants and include a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares or Service II Shares, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Portfolio may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Portfolio's ability to achieve its investment objective. If sales of a Portfolio are limited, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase Shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed portfolio would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the portfolio is believed to negatively impact existing portfolio shareholders. The closed portfolio may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the portfolio and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.

  LIQUIDATION/REORGANIZATION OF A PORTFOLIO

  It is important to know that, pursuant to the Trust's Amended and Restated Trust Instrument and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a portfolio into another portfolio without seeking shareholder vote or consent.

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et all., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

  In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit ("Fourth Circuit"). In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the

                                                           Other information  39

  Court for further proceedings. In October 2009, JCGI and Janus Capital filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the Fourth Circuit. On January 11, 2010, the Supreme Court asked the United States Solicitor General to file a brief on the question of whether the petition should be granted. As a result of these developments at the Supreme Court, the Court has stayed all further proceedings until the Supreme Court rules on the petition for a writ of certiorari. In the Steinberg case (action (ii) above), the Court entered an order on January 20, 2010, granting Janus Capital's Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, on February 17, 2010, Plaintiffs filed a Notice of Appeal with the Fourth Circuit.

  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a "Notice that Matter is Deemed Concluded." At this time, no further proceedings are scheduled in this matter.

  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE PORTFOLIOS

  The Portfolios are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




40  Janus Aspen Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Portfolio's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Portfolio have been held. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

  DISTRIBUTION SCHEDULE

  Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains in December. If necessary, dividends and net capital gains may be distributed at other times as well.

  HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Portfolio's daily net asset value ("NAV"). The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations.

TAXES

  TAXES ON DISTRIBUTIONS

  Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by a Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

  TAXATION OF THE PORTFOLIOS

  Dividends, interest, and some capital gains received by the Portfolios on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

  The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distributions each year of all their net investment income and net capital gains. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to satisfy the diversification requirements applicable to insurance company separate accounts under the Internal Revenue Code.


                                                     Distributions and taxes  41

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Investors may not purchase or redeem Shares of the Portfolios directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. Certain Portfolios may not be available in connection with a particular contract, and certain contracts may limit allocations among the Portfolios. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

  With certain limited exceptions, the Portfolios are available only to U.S. citizens or residents.

PRICING OF PORTFOLIO SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Portfolio's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Portfolio's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Portfolio's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Portfolio or its agents. In order to receive a day's price, your order must be received in good order by a Portfolio (or insurance company or plan sponsor) or its agents by the close of the regular trading session of the NYSE.

  Securities held by the Portfolios are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Portfolios' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. The Portfolios may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

  Due to the subjective nature of fair value pricing, a Portfolio's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Portfolio's portfolio securities and the reflection of such change in that Portfolio's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling shares of a Portfolio may dilute the NAV of that Portfolio, which negatively impacts long-term shareholders. The Portfolios' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Portfolio, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


42  Janus Aspen Series

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

  Under a distribution and shareholder servicing plan (the "Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and services performed by such entities. Because 12b-1 fees are paid out of the Portfolios' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEE

  Janus Services LLC, the Portfolios' transfer agent, receives an administrative services fee at an annual rate of up to 0.10% of the average daily net assets of the Service Shares of Mid Cap Value Portfolio for providing, or arranging for the provision of, recordkeeping, subaccounting, and other administrative services to retirement or pension plan participants, variable contract owners, or other underlying investors investing through institutional channels.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected insurance companies, qualified plan service providers or their affiliates, or other financial intermediaries that distribute, market, or promote the Portfolios or perform related services for contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Portfolios. Such payments may be in addition to, or in lieu of, the fees described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) fees or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price a contract owner or plan participant pays for Shares nor the amount that a Janus fund receives to invest on behalf of the contract owner or plan participant. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolios and when considering which share class of a Portfolio is most appropriate for you. Please contact your insurance company or plan sponsor for details on such arrangements.




                                                         Shareholder's guide  43

PURCHASES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf. As discussed under "Payments to financial intermediaries by Janus Capital or its affiliates," Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers, or their affiliates, or other financial intermediaries that were instrumental in the acquisition or retention of accounts in the Portfolios or that provide services in connection with investments in the Portfolios. You should consider such arrangements when evaluating any recommendation of the Portfolios.

  Each Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolios are not intended for excessive trading. For more information about the Portfolios' policy on excessive trading, refer to "Excessive Trading."

  The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your insurance company or plan sponsor is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your insurance company or plan sponsor may temporarily limit additional share purchases. In addition, your insurance company or plan sponsor may close an account if they are unable to verify a shareholder's identity. Please contact your insurance company or plan sponsor if you need additional assistance when completing your application or additional information about the insurance company or plan sponsor's Anti-Money Laundering Program.

  POTENTIAL CONFLICTS

  Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its Shares to unaffiliated variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolios may refuse to sell their Shares to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans, and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

REDEMPTIONS

  Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

  Shares of each Portfolio may be redeemed on any business day on which the Portfolio's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Portfolio or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.

  Each Portfolio reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolios to redeem their Shares may be suspended, or the date of payment may be postponed



44  Janus Aspen Series
  beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  LARGE SHAREHOLDER REDEMPTIONS

  Certain participating insurance companies, accounts, or Janus affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio's Shares. Redemptions by these participating insurance companies or accounts of their holdings in a Portfolio may impact the Portfolio's liquidity and NAV. These redemptions may also force a Portfolio to sell securities, which may negatively impact the Portfolio's brokerage costs.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. However, each Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Portfolio for cash redemptions.

  While a Portfolio may pay redemptions in-kind, a Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If a Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio's NAV and may increase brokerage costs.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares ("excessive trading"). The Portfolios are intended for long-term investment purposes only, and the Portfolios will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Portfolios' excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolios may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and redemptions of the Portfolios' shares by multiple investors are aggregated by the intermediary and presented to the Portfolios on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Portfolios attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Portfolio Shares;" and

  - redemption fees (where applicable on certain classes of certain Portfolios).

  Generally, a purchase and redemption of Shares from the same Portfolio within 90 calendar days (i.e., "round trip") may result in enforcement of a Portfolio's excessive trading policies and procedures with respect to future purchase orders, provided that the Portfolios reserve the right to reject any purchase request as explained above.

  The Portfolios monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege (if permitted by your insurance company or plan sponsor) of any investor who makes more than one



                                                         Shareholder's guide  45
  round trip in a Portfolio over a 90-day period, and may bar future purchases into the Portfolio and any of the other Janus funds by such investor. The Portfolios' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your insurance company or plan sponsor) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Portfolios' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolios' excessive trading policies and procedures and may be rejected in whole or in part by a Portfolio. The Portfolios, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolios, and thus the Portfolios may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolios' excessive trading policies may be cancelled or revoked by a Portfolio by the next business day following receipt by that Portfolio.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolios or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolios' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems' capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Portfolio shares, such as periodic rebalancing through intermediaries (no more frequently than every 60 days) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Portfolios' methods to detect and deter excessive trading.

  Each Portfolio also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Portfolio. For example, a Portfolio may refuse a purchase order if the portfolio managers believe they would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Portfolios' policies and procedures regarding excessive trading may be modified at any time by the Portfolios' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Portfolio's long-term shareholders. Excessive trading into and out of a Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Portfolio's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Portfolio, which negatively impacts long-term shareholders. Although the Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Portfolio shares.




46  Janus Aspen Series

  Although the Portfolios take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolios may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the Portfolios' identification of excessive trading transactions in the Portfolios through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of a Portfolio. Although the Portfolios encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolios cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolios.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios' holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to portfolio shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Portfolio holdings (excluding derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Holdings & Details tab of each portfolio at janus.com/variable-insurance.

    Each portfolio may provide, upon request, historical full holdings on a monthly basis for periods prior to the previous quarter-end subject to a written confidentiality agreement.

  - TOP HOLDINGS. Each portfolio's top portfolio holdings, in order of position size and as a percentage of a portfolio's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most portfolios disclose their top ten portfolio holdings. However, certain portfolios disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Portfolios disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the portfolios' holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the portfolios' SAIs.

SHAREHOLDER COMMUNICATIONS

  Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolios that you have authorized for investment. These reports show each Portfolio's investments and the market value of such investments, as well as other information about each Portfolio and its



                                                         Shareholder's guide  47
  operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust's fiscal year ends December 31.




48  Janus Aspen Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  The financial highlights tables are intended to help you understand the Portfolios' financial performance through December 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Portfolio Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and the net expense ratio reflects expenses after any expense offset arrangement. Both expense ratios reflect expenses after waivers (reimbursements), if applicable. The information shown for the fiscal periods ended December 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.

  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Service Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the periods shown would be lower. "Total return" information may include adjustments in accordance with generally accepted accounting principles. As a result, returns may differ from returns for shareholder transactions.


FLEXIBLE BOND PORTFOLIO - SERVICE SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                                     Years ended December 31
                                                                         2009       2008       2007       2006       2005

 NET ASSET VALUE, BEGINNING OF PERIOD                                   $12.32     $12.13     $11.86     $11.91     $12.70

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                             0.55       0.52       0.62       0.51       0.53
 Net gain/(loss) on securities (both realized and unrealized)             1.01       0.16       0.17     (0.05)     (0.31)

 Total from investment operations                                         1.56       0.68       0.79       0.46       0.22

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                 (0.52)     (0.49)     (0.52)     (0.49)     (0.58)
 Distributions (from capital gains)                                     (0.01)         --         --     (0.02)     (0.43)

 Total distributions                                                    (0.53)     (0.49)     (0.52)     (0.51)     (1.01)


 NET ASSET VALUE, END OF PERIOD                                         $13.35     $12.32     $12.13     $11.86     $11.91


 Total return                                                           12.89%      5.71%      6.80%      3.98%      1.76%

 Net assets, end of period (in thousands)                              $73,555    $33,244    $22,444    $27,630    $32,909
 Average net assets for the period (in thousands)                      $55,100    $28,537    $29,701    $30,780    $33,352
 Ratio of gross expenses to average net assets(1)(2)                     0.84%      0.85%      0.86%      0.89%      0.83%
 Ratio of net expenses to average net assets(3)                          0.84%      0.85%      0.85%      0.89%      0.82%
 Ratio of net investment income/(loss) to average net assets             4.42%      4.32%      4.66%      4.36%      3.94%
 Portfolio turnover rate                                                  271%       169%       138%(4)    163%(4)    171%(4)
--------------------------------------------------------------------------------------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) The expense ratio reflects expenses after any expense offset arrangements.
(4) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 139% in 2007, 165% in 2006, and 177% in 2005.


                                                        Financial highlights  49

BALANCED PORTFOLIO - SERVICE SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        Years ended December 31
                                                                         2009        2008        2007        2006        2005

 NET ASSET VALUE, BEGINNING OF PERIOD                                    $23.76      $31.07      $28.83      $26.61      $25.24

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                              0.73        0.72        0.70        0.49        0.45
 Net gain/(loss) on securities (both realized and unrealized)              5.11      (5.37)        2.24        2.27        1.46

 Total from investment operations                                          5.84      (4.65)        2.94        2.76        1.91

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                  (0.71)      (0.68)      (0.70)      (0.54)      (0.54)
 Distributions (from capital gains)                                      (0.96)      (1.98)          --          --          --

 Total distributions                                                     (1.67)      (2.66)      (0.70)      (0.54)      (0.54)


 NET ASSET VALUE, END OF PERIOD                                          $27.93      $23.76      $31.07      $28.83      $26.61


 Total return                                                            25.53%    (16.00)%      10.25%      10.46%       7.62%

 Net assets, end of period (in thousands)                              $666,112    $479,208    $579,181    $509,087    $559,467
 Average net assets for the period (in thousands)                      $554,206    $542,837    $545,997    $515,319    $526,693
 Ratio of gross expenses to average net assets(1)(2)                      0.82%       0.82%       0.82%       0.83%       0.82%
 Ratio of net expenses to average net assets(3)                           0.82%       0.82%       0.82%       0.82%       0.82%
 Ratio of net investment income/(loss) to average net assets              2.77%       2.53%       2.27%       1.79%       1.77%
 Portfolio turnover rate                                                   169%        120%         54%         52%         52%
-------------------------------------------------------------------------------------------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) The expense ratio reflects expenses after any expense offset arrangements.




50  Janus Aspen Series

ENTERPRISE PORTFOLIO - SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                                    Years ended December 31
                                                                     2009        2008        2007        2006        2005

 NET ASSET VALUE, BEGINNING OF PERIOD                                $20.70      $38.97      $32.19      $28.41      $25.36

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                        (0.09)        0.02        0.04      (0.09)      (0.05)
 Net gain/(loss) on securities (both realized and unrealized)          9.29     (16.34)        6.96        3.87        3.10

 Total from investment operations                                      9.20     (16.32)        7.00        3.78        3.05

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                  --      (0.02)      (0.02)          --          --
 Distributions (from capital gains)                                      --      (1.93)      (0.20)          --          --

 Total distributions                                                     --      (1.95)      (0.22)          --          --


 NET ASSET VALUE, END OF PERIOD                                      $29.90      $20.70      $38.97      $32.19      $28.41


 Total return                                                        44.44%    (43.88)%      21.80%      13.31%      12.03%

 Net assets, end of period (in thousands)                          $221,824    $186,105    $368,990    $254,484    $256,225
 Average net assets for the period (in thousands)                  $196,683    $300,898    $300,362    $253,611    $244,487
 Ratio of gross expenses to average net assets(1)(2)                  0.95%       0.92%       0.93%       0.94%       0.92%
 Ratio of net expenses to average net assets(3)                       0.95%       0.92%       0.93%       0.94%       0.92%
 Ratio of net investment income/(loss) to average net assets        (0.25)%       0.07%       0.01%     (0.28)%     (0.23)%
 Portfolio turnover rate                                                36%         60%         45%         41%         32%
---------------------------------------------------------------------------------------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  51

OVERSEAS PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Years ended December 31
                                                                          2009         2008         2007         2006        2005


 NET ASSET VALUE, BEGINNING OF PERIOD                                      $26.07       $64.56       $50.62       $35.17     $26.94

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                                0.34         0.68         0.38         0.46       0.31
 Net gain/(loss) on securities (both realized and unrealized)               19.86      (30.36)        13.82        15.79       8.24

 Total from investment operations                                           20.20      (29.68)        14.20        16.25       8.55

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                    (0.15)       (0.57)       (0.26)       (0.80)     (0.32)
 Distributions (from capital gains)                                        (1.04)       (8.24)           --           --         --

 Total distributions                                                       (1.19)       (8.81)       (0.26)       (0.80)     (0.32)


 NET ASSET VALUE, END OF PERIOD                                            $45.08       $26.07       $64.56       $50.62     $35.17


 Total return                                                              78.66%     (52.15)%       28.09%       46.66%     31.94%

 Net assets, end of period (in thousands)                              $1,254,824     $757,331   $1,549,980   $1,072,922   $635,357
 Average net assets for the period (in thousands)                      $1,001,144   $1,251,214   $1,326,458     $826,815   $523,662
 Ratio of gross expenses to average net assets(1)(2)                        0.95%        0.94%        0.95%        0.96%      0.95%
 Ratio of net expenses to average net assets(3)                             0.95%        0.94%        0.95%        0.96%      0.95%
 Ratio of net investment income/(loss) to average net assets                0.39%        1.10%        0.44%        1.49%      0.78%
 Portfolio turnover rate                                                      44%          56%          59%          60%        57%
-----------------------------------------------------------------------------------------------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) The expense ratio reflects expenses after any expense offset arrangements.



52  Janus Aspen Series

WORLDWIDE PORTFOLIO - SERVICE SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        Years ended December 31
                                                                         2009        2008        2007        2006        2005

 NET ASSET VALUE, BEGINNING OF PERIOD                                    $19.10      $35.05      $32.22      $27.76      $26.62

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                              0.24        0.21        0.16        0.36        0.29
 Net gain/(loss) on securities (both realized and unrealized)              6.87     (15.87)        2.87        4.58        1.18

 Total from investment operations                                          7.11     (15.66)        3.03        4.94        1.47

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                  (0.28)      (0.29)      (0.20)      (0.48)      (0.33)
 Distributions (from capital gains)                                          --          --          --          --          --

 Total distributions                                                     (0.28)      (0.29)      (0.20)      (0.48)      (0.33)


 NET ASSET VALUE, END OF PERIOD                                          $25.93      $19.10      $35.05      $32.22      $27.76


 Total return                                                            37.40%    (44.84)%       9.39%      17.97%       5.57%

 Net assets, end of period (in thousands)                              $144,294     $96,699    $227,723    $209,951    $201,382
 Average net assets for the period (in thousands)                      $114,103    $159,561    $230,284    $195,343    $206,310
 Ratio of gross expenses to average net assets(1)(2)(3)                   0.88%       0.78%       0.92%       0.86%       0.86%
 Ratio of net expenses to average net assets(4)                           0.88%       0.78%       0.92%       0.86%       0.86%
 Ratio of net investment income/(loss) to average net assets              1.08%       1.01%       0.46%       1.29%       1.11%
 Portfolio turnover rate                                                   206%         14%         26%         46%         41%
-------------------------------------------------------------------------------------------------------------------------------



(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(3) The ratio was 0.90% in 2006 before waiver of certain fees and/or reduction of adviser's fees.
(4) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  53

MID CAP VALUE PORTFOLIO - SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                                      Years ended December 31
                                                                         2009       2008        2007       2006       2005

 NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.63      $16.67     $16.56     $15.26     $15.52

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                             0.04        0.06       0.22       0.14       0.11
 Net gain/(loss) on securities (both realized and unrealized)             3.41      (4.26)       0.97       2.06       1.32

 Total from investment operations                                         3.45      (4.20)       1.19       2.20       1.43

 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)                                 (0.04)      (0.06)     (0.22)     (0.16)     (0.10)
 Distributions (from capital gains)                                     (0.31)      (1.78)     (0.86)     (0.74)     (1.59)
 Return of capital                                                      (0.01)         N/A        N/A        N/A        N/A

 Total distributions and other                                          (0.36)      (1.84)     (1.08)     (0.90)     (1.69)


 NET ASSET VALUE, END OF PERIOD                                         $13.72      $10.63     $16.67     $16.56     $15.26


 Total return                                                           33.14%    (27.88)%(1)   7.04%     15.06%      9.93%

 Net assets, end of period (in thousands)                              $77,766     $56,505    $63,681    $69,217    $46,394
 Average net assets for the period (in thousands)                      $64,356     $58,398    $68,765    $58,793    $36,590
 Ratio of gross expenses to average net assets(2)(3)(4)                  1.38%       1.59%      1.26%      1.30%      1.22%
 Ratio of net expenses to average net assets(5)                          1.38%       1.59%      1.26%      1.30%      1.22%
 Ratio of net investment income/(loss) to average net assets             0.53%       0.59%      1.31%      1.08%      0.86%
 Portfolio turnover rate                                                   77%        100%        83%        89%        74%
---------------------------------------------------------------------------------------------------------------------------



(1) The subadviser reimbursed the Portfolio for a security transaction error. The impact on performance due to the reimbursement was 1.75%.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(4) The ratio was 1.64% in 2008 before waiver of certain fees incurred by the Portfolio.
(5) The expense ratio reflects expenses after any expense offset arrangements.




54  Janus Aspen Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolios may invest, as well as some general investment terms. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  AVERAGE-WEIGHTED EFFECTIVE MATURITY is a measure of a bond's maturity. The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Portfolio purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Portfolio may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Portfolio's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  DURATION is the time it will take investors to recoup their investment in a bond. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Portfolio with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Portfolio's duration is usually shorter than its average maturity.


                                                Glossary of investment terms  55

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Portfolio may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.

  MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

  MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.




56  Janus Aspen Series

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  DERIVATIVES are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps and futures contracts.




                                                Glossary of investment terms  57

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Portfolio's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.




58  Janus Aspen Series

  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Portfolio's total assets in an industry or group of industries.

  LEVERAGE is when a Portfolio increases its assets available for investment using borrowings or similar transactions. Because short sales involve borrowing securities and then selling them, a Portfolio's short sales effectively leverage a Portfolio's assets. The use of leverage may make any changes in a Portfolio's NAV even greater and thus result in increased volatility of returns. A Portfolio's assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force a Portfolio to use its other assets to increase the collateral. Leverage also creates interest expense that may lower a Portfolio's overall returns.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain portfolios, while others do not emphasize investments in companies of any particular size.

  NET LONG is a term used to describe when a Portfolio's assets committed to long positions exceed those committed to short positions.

  NONDIVERSIFICATION is a classification given to a portfolio under the 1940 Act. Portfolios are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a portfolio may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A portfolio that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a portfolio that is classified as "diversified." This gives a "nondiversified" portfolio more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of a portfolio but also may increase the risk of a portfolio.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Portfolio may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Portfolio owns, or the Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. A Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  59

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------


  The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital and Perkins consider security ratings when making investment decisions, they also perform their own investment analysis and do not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE


  BOND RATING                     EXPLANATION
  ---------------------------------------------------------------------------------------------------------------------
  Investment Grade

  AAA...........................  Highest rating; extremely strong capacity to pay principal and interest.

  AA............................  High quality; very strong capacity to pay principal and interest.

  A.............................  Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

  BBB...........................  Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

  Non-Investment Grade

  BB............................  Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B.............................  More vulnerable to nonpayment than obligations rated 'BB', but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC...........................  Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  CC............................  Currently highly vulnerable to nonpayment.

  C.............................  Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.

  D.............................  In default.



FITCH, INC.


  BOND RATING                     EXPLANATION
  ---------------------------------------------------------------------------------------------------------------------
  Investment Grade

  AAA...........................  Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.

  AA............................  Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.

  A.............................  High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB...........................  Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.

  Non-Investment Grade

  BB............................  Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.

  B.............................  Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.

  CCC...........................  May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.

  CC............................  May indicate distressed or defaulted obligations with potential for average or below-
                                  average levels of recovery.

  C.............................  May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.

  D.............................  In default.




60  Janus Aspen Series

MOODY'S INVESTORS
SERVICE, INC.

  BOND RATING                     EXPLANATION
  ---------------------------------------------------------------------------------------------------------------------
  Investment Grade

  Aaa...........................  Highest quality, smallest degree of investment risk.

  Aa............................  High quality; together with Aaa bonds, they compose the high-grade bond group.

  A.............................  Upper to medium-grade obligations; many favorable investment attributes.

  Baa...........................  Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

  Non-Investment Grade

  Ba............................  More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

  B.............................  Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

  Caa...........................  Poor standing, may be in default; elements of danger with respect to principal or interest payments.

  Ca............................  Speculative in a high degree; could be in default or have other marked shortcomings.

  C.............................  Lowest rated; extremely poor prospects of ever attaining investment standing.



  Unrated securities will be treated as non-investment grade securities unless the portfolio managers determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.

SECURITIES HOLDINGS BY RATING CATEGORY

  During the year ended December 31, 2009, the percentage of securities holdings for Flexible Bond Portfolio by rating category based upon a weighted monthly average was:

  FLEXIBLE BOND PORTFOLIO
  --------------------------------------------------------------------------------------------------
   BONDS AND LOANS-S&P RATING:
   AAA                                                                                       33.62%
   AA                                                                                         4.67%
   A                                                                                         15.55%
   BBB                                                                                       31.44%
   BB                                                                                         8.30%
   B                                                                                          2.48%
   CCC                                                                                        0.80%
   CC                                                                                            --
   C                                                                                             --
   Not Rated                                                                                  1.22%
   Cash and Cash Equivalents                                                                  1.92%
   TOTAL                                                                                    100.00%
  --------------------------------------------------------------------------------------------------







                                            Explanation of rating categories  61

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                   You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your insurance company or plan sponsor, or by contacting a Janus representative at 1-877-335-2687. The Portfolios' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/variable-insurance. Additional information about the Portfolios' investments is available in the Portfolios' annual and semiannual reports. In the Portfolios' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Portfolios.

                   The Statement of Additional Information
                   provides detailed information about the
                   Portfolios and is incorporated into this Prospectus by reference. You may review and copy information about the Portfolios (including the Portfolios' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Commission's Public Reference Section, Washington, D.C. 20549-1520 (1-202-551-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Portfolios from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                                  (JANUS LOGO)

                               JANUS.COM/VARIABLE-INSURANCE

                               151 Detroit Street
                               Denver, CO 80206-4805
                               1-877-335-2687

            The Trust's Investment Company Act File No. is 811-7736.